1

                 THE ALLIANZ ELITE(SM) VARIABLE ANNUITY CONTRACT
                                    ISSUED BY
                       ALLIANZ LIFE(R) VARIABLE ACCOUNT B
                                       AND
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

FOR YOUR CONVENIENCE WE HAVE PROVIDED A GLOSSARY (SEE SECTION 13) THAT DEFINES KEY, CAPITALIZED TERMS THAT ARE USED IN THIS PROSPECTUS.

This prospectus describes an individual limited purchase payment variable deferred annuity contract (Contract) issued by Allianz Life Insurance Company of North America (Allianz Life, we, us, our).

The Contract is called "limited purchase payment" because you (the Owner) can make more than one Purchase Payment during the first Contract Year, subject to certain restrictions. The Contract is "variable" because the Contract Value and any variable Annuity Payments we make will increase or decrease depending on the performance of the Investment Options you select (in this prospectus, the term "Investment Options" refers only to the variable Investment Choices available under the Separate Account). The Contract is "deferred" because Annuity Payments do not have to begin immediately.

The Contract offers the PRIME Plus Benefit that includes a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB) and carries a higher Contract expense. You can select the PRIME Plus Benefit once before age 76, and later remove it from the Contract if you so choose. HOWEVER, ONCE YOU REMOVE THE PRIME PLUS BENEFIT FROM A CONTRACT, IT WILL NO LONGER BE AVAILABLE FOR FUTURE SELECTION. We designed the PRIME Plus Benefit to give you options for turning your accumulated retirement assets into a stream of retirement income. The GMIBs provide a guaranteed minimum fixed income in the form of Annuity Payments. The GPWBs provide a guaranteed minimum amount of income in the form of partial withdrawals. You must wait seven Contract Years from the date the PRIME Plus Benefit is added to your Contract, or seven Contract Years from the date of any 7% AIA reset, before you can exercise a GMIB or GPWB and they can only be exercised within 30 days following a Contract Anniversary. BECAUSE THE PRIME PLUS BENEFIT CARRIES A HIGHER CONTRACT EXPENSE, IT MAY NOT BE APPROPRIATE IF YOU:
O   DO NOT INTEND TO EXERCISE EITHER THE GMIB OR GPWB,
O   DO NOT INTEND TO HOLD THE CONTRACT FOR THE ENTIRE SEVEN YEAR WAITING PERIOD,
    OR
O INTEND TO FULLY ANNUITIZE THE CONTRACT BEFORE THE END OF THE SEVEN YEAR WAITING PERIOD.

IF YOUR CONTRACT INCLUDES THE PRIME PLUS BENEFIT AND YOU DO NOT EXERCISE EITHER THE GMIB OR GPWB, YOU WILL HAVE INCURRED HIGHER CONTRACT EXPENSES WITHOUT RECEIVING ANY ADVANTAGE FROM THE PRIME PLUS BENEFIT.

The Contract also offers an optional shortened withdrawal charge schedule that is available at Contract issue for an additional fee subject to state availability.

We currently offer the Investment Options listed on the following page. You can invest in up to 15 Investment Options at any one time. Currently, the only Investment Choice we offer under our general account is the DCA Fixed Option. One or more of the Investment Choices may not be available in your state. We may add, substitute or remove Investment Choices in the future. CONTRACTS WITH THE PRIME PLUS BENEFIT MAY BE SUBJECT TO RESTRICTIONS ON ALLOCATIONS AND TRANSFERS INTO CERTAIN INVESTMENT OPTIONS. THESE RESTRICTIONS ARE EFFECTED TO SUPPORT THE GUARANTEES PROVIDED BY THE PRIME PLUS BENEFIT, AND NOT TO MEET ANY OWNER'S INVESTMENT OBJECTIVES. TO THE EXTENT THAT THESE RESTRICTIONS LIMIT YOUR INVESTMENT FLEXIBILITY, YOU MAY NOT BE ABLE TO FULLY PARTICIPATE IN ANY UPSIDE POTENTIAL RETURNS AVAILABLE FROM THE INVESTMENT OPTIONS AND YOUR CONTRACT VALUE MAY POTENTIALLY BE LESS THAN THE CONTRACT VALUE YOU WOULD HAVE HAD WITHOUT THE PRIME PLUS BENEFIT.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

AIM
AZL AIM Basic Value Fund
AZL AIM International Equity Fund

AZL FUSION
AZL Fusion Balanced Fund
AZL Fusion Growth Fund
AZL Fusion Moderate Fund


COLUMBIA
AZL Columbia Technology Fund(3)


DAVIS
AZL Davis NY Venture Fund
Davis VA Financial Portfolio

DREYFUS
AZL Dreyfus Founders Equity Growth Fund
AZL Dreyfus Premier Small Cap Value Fund
Dreyfus IP Small Cap Stock Index Portfolio
Dreyfus Stock Index Fund, Inc.

FRANKLIN TEMPLETON
AZL Franklin Small Cap Value Fund
Franklin Global Communications Securities Fund
Franklin Growth and Income Securities Fund
Franklin High Income Fund
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund 2010
Mutual Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Foreign Securities Fund
Templeton Growth Securities Fund

JENNISON
AZL Jennison 20/20 Focus Fund
AZL Jennison Growth Fund

LEGG MASON
AZL Legg Mason Growth Fund
AZL Legg Mason Value Fund

NEUBERGER BERMAN
AZL Neuberger Berman Regency Fund


OPPENHEIMER CAPITAL
AZL OCC Opportunity Fund(4)
AZL OCC Renaissance Fund(1)
AZL OCC Value Fund(1)
OpCap Mid Cap Portfolio(2)



OPPENHEIMER FUNDS
AZL Oppenheimer Developing Markets Fund
AZL Oppenheimer Global Fund
AZL Oppenheimer International Growth Fund
AZL Oppenheimer Main Street Fund


PIMCO
AZL PIMCO Fundamental IndexPLUS Total Return Fund
PIMCO VIT All Asset Portfolio
PIMCO VIT CommodityRealReturn Strategy Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio

PRUDENTIAL
AZL Money Market Fund

SALOMON BROTHERS
AZL Salomon Brothers Large Cap Growth Fund
AZL Salomon Brothers Small Cap Growth Fund

VAN KAMPEN
AZL Van Kampen Aggressive Growth Fund
AZL Van Kampen Comstock Fund
AZL Van Kampen Emerging Growth Fund
AZL Van Kampen Equity and Income Fund
AZL Van Kampen Global Franchise Fund
AZL Van Kampen Global Real Estate Fund
AZL Van Kampen Growth and Income Fund
AZL Van Kampen Mid Cap Growth Fund

The names of the Investment Options listed above that are available under the Allianz VIP Trust and the Allianz VIP Fund of Funds Trust, previously beginning with "USAZ," now begin with "AZL" to reflect a name change of the trust from USAllianz to Allianz effective May 1, 2006.

(1) The Investment Option name has changed as of September 16, 2005.

     CURRENT NAME                                               PREVIOUS NAME
     ---------------------------------------------------------- ---------------------------------------------------------
     AZL OCC Renaissance Fund                                   USAZ PEA Renaissance Fund
     AZL OCC Value Fund                                         USAZ PEA Value Fund
(2) A fund of the Premier VIT series.



(3) The Investment Option name has changed as of July 7, 2006.

     CURRENT NAME                                               PREVIOUS NAME
     ---------------------------------------------------------- ---------------------------------------------------------
     AZL Columbia Technology Fund                               AZL Oppenheimer Emerging Technologies Fund

(4) The Investment Option name has changed as of August 28, 2006.

     CURRENT NAME                                               PREVIOUS NAME
     ---------------------------------------------------------- ---------------------------------------------------------
     AZL OCC Opportunity Fund                                   AZL Oppenheimer Emerging Growth Fund


--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT FEDERALLY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

VARIABLE ANNUITY CONTRACTS ARE COMPLEX INSURANCE AND INVESTMENT VEHICLES. BEFORE YOU INVEST, BE SURE TO ASK YOUR REGISTERED REPRESENTATIVE ABOUT THE CONTRACT'S FEATURES, BENEFITS, RISKS AND FEES, AND WHETHER THE CONTRACT IS APPROPRIATE FOR YOU BASED UPON YOUR FINANCIAL SITUATION AND OBJECTIVES.


Dated: September 25, 2006



--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

TABLE OF CONTENTS

FEE TABLES............................................5
    CONTRACT OWNER TRANSACTION EXPENSES...............5
    CONTRACT OWNER PERIODIC EXPENSES..................6
     ANNUAL OPERATING EXPENSES OF THE INVESTMENT
     OPTIONS..........................................7
    EXAMPLES..........................................8
SUMMARY..............................................10
    CONTRACT FEATURES AT A GLANCE....................10
1.  THE VARIABLE ANNUITY CONTRACT....................15
    OWNERSHIP........................................15
2.  PURCHASE.........................................16
    PURCHASE PAYMENTS................................16
    ALLOCATION OF PURCHASE PAYMENTS..................17
    TAX-FREE SECTION 1035 EXCHANGES..................18
    FAXED APPLICATIONS...............................18
    FREE LOOK/RIGHT TO EXAMINE.......................18
    ACCUMULATION UNITS/COMPUTING THE CONTRACT VALUE..18
3.  THE ANNUITY PHASE................................19
    INCOME DATE......................................19
    PARTIAL ANNUITIZATION............................20
    ANNUITY OPTIONS..................................20
    TRADITIONAL ANNUITY PAYMENTS.....................22
4.  PROTECTED RETIREMENT INCOME MADE EASY:
    THE PRIME PLUS BENEFIT...........................23
    ADDING THE PRIME PLUS BENEFIT TO YOUR CONTRACT...24
    REMOVING THE PRIME PLUS BENEFIT FROM
    YOUR CONTRACT....................................24
    INVESTMENT OPTION ALLOCATION AND TRANSFER
    RESTRICTIONS UNDER THE PRIME PLUS BENEFIT........25
    PB VALUE.........................................27
    STEP UPS UNDER THE 5% GPWB PAYMENT OPTION........30
    USING THE PRIME PLUS BENEFIT.....................30
    GPWB PAYMENTS....................................32
    TAXATION OF GPWB PAYMENTS........................33
    TERMINATION OF THE GPWB..........................34
    GMIB PAYMENTS....................................34
    AMOUNT USED TO CALCULATE GMIB PAYMENTS...........34
    TAXATION OF GMIB PAYMENTS........................35
    TERMINATION OF THE GMIB..........................35
    REQUIRED MINIMUM DISTRIBUTIONS (RMDS) UNDER
    QUALIFIED CONTRACTS WITH THE PRIME PLUS BENEFIT..35
 5.  INVESTMENT OPTIONS..............................36
    SUBSTITUTION AND LIMITATION ON FURTHER
    INVESTMENTS......................................43
    TRANSFERS........................................44
    EXCESSIVE TRADING AND MARKET TIMING..............45
    DOLLAR COST AVERAGING (DCA) PROGRAM..............47
    FLEXIBLE REBALANCING.............................48
    FINANCIAL ADVISERS - ASSET ALLOCATION PROGRAMS...48
    VOTING PRIVILEGES................................48
6.  OUR GENERAL ACCOUNT..............................48
7.  EXPENSES.........................................49
    MORTALITY AND EXPENSE RISK (M&E) CHARGES.........49
    CONTRACT MAINTENANCE CHARGE......................50
    WITHDRAWAL CHARGE................................50
    TRANSFER FEE.....................................52
    PREMIUM TAXES....................................52
    INCOME TAXES.....................................52
    INVESTMENT OPTION EXPENSES.......................52
8.  TAXES............................................53
    ANNUITY CONTRACTS IN GENERAL.....................53
    QUALIFIED CONTRACTS..............................53
    MULTIPLE CONTRACTS...............................54
    PARTIAL 1035 EXCHANGES...........................54
    DISTRIBUTIONS - NON-QUALIFIED CONTRACTS..........55
    DISTRIBUTIONS - QUALIFIED CONTRACTS..............55
    ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS....57
    DEATH BENEFITS...................................57
    WITHHOLDING......................................57
    FEDERAL ESTATE TAXES.............................57
    GENERATION-SKIPPING TRANSFER TAX.................57
    FOREIGN TAX CREDITS..............................57
    ANNUITY PURCHASES BY NONRESIDENT ALIENS AND
        FOREIGN CORPORATIONS.........................58
    POSSIBLE TAX LAW CHANGES.........................58
    DIVERSIFICATION..................................58
    REQUIRED DISTRIBUTIONS...........................58
9.  ACCESS TO YOUR MONEY.............................59
    PARTIAL WITHDRAWAL PRIVILEGE.....................59
    WAIVER OF WITHDRAWAL CHARGE BENEFIT..............60
    SYSTEMATIC WITHDRAWAL PROGRAM....................60
    THE MINIMUM DISTRIBUTION PROGRAM AND REQUIRED
    MINIMUM DISTRIBUTION (RMD) PAYMENTS..............60
    SUSPENSION OF PAYMENTS OR TRANSFERS..............61
10. ILLUSTRATIONS....................................61
11. DEATH BENEFIT....................................61
    DEATH OF THE OWNER UNDER INHERITED IRA CONTRACTS.62
    DEATH OF THE OWNER AND/OR ANNUITANT UNDER
        ALL OTHER CONTRACTS..........................62
    TRADITIONAL GUARANTEED MINIMUM DEATH BENEFIT
    (TRADITIONAL GMDB)...............................65
    ENHANCED GUARANTEED MINIMUM DEATH BENEFIT
        (ENHANCED GMDB)..............................65
    DEATH BENEFIT PAYMENT OPTIONS....................67
12. OTHER INFORMATION................................67
    ALLIANZ LIFE.....................................67
    THE SEPARATE ACCOUNT.............................67
    DISTRIBUTION.....................................68
    ADDITIONAL CREDITS FOR CERTAIN GROUPS............69
    ADMINISTRATION/ALLIANZ SERVICE CENTER............69
    LEGAL PROCEEDINGS................................70
    FINANCIAL STATEMENTS.............................70

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

13. GLOSSARY.........................................71
14. TABLE OF CONTENTS OF THE STATEMENT OF
    ADDITIONAL INFORMATION...........................74
15. PRIVACY NOTICE...................................75
APPENDIX A - ANNUAL OPERATING EXPENSES FOR
    EACH INVESTMENT OPTION...........................76
APPENDIX B - PB VALUE CALCULATION EXAMPLES...........80
APPENDIX C - GPWB UNDER THE PRIME PLUS BENEFIT.......81
APPENDIX D - DEATH BENEFIT CALCULATION EXAMPLES......83

--------------------------------------------------------------------------------
FEE TABLES
The following tables describe the fees and expenses that you will pay when purchasing, owning and taking a withdrawal from the Contract. Taxes, including deductions we make from the Contract to reimburse ourselves for premium taxes, also may apply, although they do not appear in these tables. It is our current practice not to make deductions from the Contract to reimburse ourselves for premium taxes until the earliest of: the Income Date* that you take a Full Annuitization, the date of full withdrawal, or death. For more information, see section 7, Expenses.

* We do not make deductions to reimburse ourselves for premium taxes from amounts applied to GMIB Payments.

The first tables describe the fees and expenses that you will pay if you take a withdrawal from the Contract during the Accumulation Phase, or if you make transfers.

CONTRACT OWNER TRANSACTION EXPENSES WITHDRAWAL CHARGE DURING THE ACCUMULATION PHASE(1) (as a percentage of each Purchase Payment withdrawn)

                                                                          CONTRACTS WITH THE
     BASE CONTRACTS WITH THE STANDARD OPTION                       SHORT WITHDRAWAL CHARGE OPTION(2)
                                                           (This is an optional feature that you can select
                                                               at issue for an additional M&E charge(3))
 NUMBER OF COMPLETE YEARS                                 NUMBER OF COMPLETE YEARS
  SINCE PURCHASE PAYMENT                                   SINCE PURCHASE PAYMENT
          RECEIPT                   CHARGE                         RECEIPT                 CHARGE
             0                       8.5%                             0                     8.5%
             1                       8.5%                             1                     7.5%
             2                       7.5%                             2                     5.5%
             3                       6.5%                             3                      3%
             4                        5%                       4 years or more               0%
             5                        4%
             6                        3%
      7 years or more                 0%

TRANSFER FEE(4)............................First 12 transfers in a Contract Year are free. Thereafter, the fee is $25.


(1) Each Contract Year during the Accumulation Phase, until you exercise the GPWB (if applicable), on a non-cumulative basis (minus any previous withdrawals taken during the Contract Year that were not subject to a withdrawal charge), you can take multiple withdrawals that when added together do not exceed 10% of total Purchase Payments. We will not deduct a withdrawal charge from this amount. Because the partial withdrawal privilege is non-cumulative, if you do not use all of your partial withdrawal privilege in a Contract Year, you may not carry over the remainder to the next year. For more details and additional information on other penalty-free withdrawal, options please see the discussion of the partial withdrawal privilege and other information that appears in section 9, Access to Your Money; and section 4, Protected Retirement Income Made Easy: The PRIME Plus Benefit - GPWB Payments.
(2) Not available in all states.
(3) For more information, see Separate Account Annual Expenses in this section.
(4) We do not count any transfers made under the dollar cost averaging program, flexible rebalancing program, or the allocation and transfer restrictions for the PRIME Plus Benefit against any free transfers we allow. Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct this fee during the Annuity Phase. For more information, please see section 7, Expenses - Transfer Fee.


--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

CONTRACT OWNER PERIODIC EXPENSES
The next table describes the fees and expenses that you will pay periodically during the time that you own your Contract, not including the Investment Options' fees and expenses.

DURING THE ACCUMULATION PHASE:
CONTRACT MAINTENANCE CHARGE(5)........................$50 per Contract per year.

(5) We waive the charge if the Contract Value is at least $100,000. If you own more than one Contract offered under this prospectus (registered with the same social security number), we will determine the total Contract Value of all your Contracts. If the total Contract Value of all your Contracts is at least $100,000, we waive the charge on all of your Contracts. For more information, please see section 7, Expenses - Contract Maintenance Charge.

SEPARATE ACCOUNT ANNUAL EXPENSES(6)
(as a percentage of average daily assets invested in a subaccount on an annual basis)

                                                     MAXIMUM AND CURRENT M&E CHARGES(7)
                                 ----------------------------------------------------------------------------
                                                                        CONTRACTS WITH
                                                                           THE SHORT       CONTRACTS WITH
                                                                          WITHDRAWAL          THE SHORT
                                  BASE CONTRACTS     BASE CONTRACTS    CHARGE OPTION(8)      WITHDRAWAL
                                     WITH THE           WITH THE        AND TRADITIONAL   CHARGE OPTION(8)
                                 TRADITIONAL GMDB     ENHANCED GMDB          GMDB         AND ENHANCED GMDB
CONTRACT YEAR 1                        1.15%              1.45%              1.50%              1.80%
CONTRACT YEAR 2                        1.15%              1.45%              1.50%              1.80%
CONTRACT YEAR 3                        1.10%              1.40%              1.45%              1.75%
CONTRACT YEAR 4                        1.05%              1.35%              1.40%              1.70%
CONTRACT YEAR 5                        1.00%              1.30%              1.35%              1.65%
CONTRACT YEAR 6                        1.00%              1.30%              1.35%              1.65%
CONTRACT YEAR 7                        1.00%              1.30%              1.35%              1.65%
CONTRACT YEAR 8 AND AFTER              1.00%              1.30%              1.00%              1.30%

------------------------------------------------------------------------------------------------------------------------------------

                                  ADDITIONAL M&E CHARGES FOR THE
                                     PRIME PLUS BENEFIT((9))
                                  ------------------------------
                                     MAXIMUM            CURRENT
                                  CHARGES((10))       CHARGES(11)
TRADITIONAL GMDB                       1.15%              0.70%
ENHANCED GMDB                          1.05%              0.60%

------------------------------------------------------------------------------------------------------------------------------------

                                  MAXIMUM M&E CHARGE FOR A CONTRACT
                                    WITH THE ENHANCED GMDB, SHORT
                                   WITHDRAWAL CHARGE OPTION AND THE
                                          PRIME PLUS BENEFIT
                                  ---------------------------------
CONTRACT YEAR 1                                 2.85%
CONTRACT YEAR 2                                 2.85%
CONTRACT YEAR 3                                 2.80%
CONTRACT YEAR 4                                 2.75%
CONTRACT YEAR 5                                 2.70%
CONTRACT YEAR 6                                 2.70%
CONTRACT YEAR 7                                 2.70%
CONTRACT YEAR 8 AND AFTER                       2.35%

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

If you exercise the GPWB, the increased expenses associated with the PRIME Plus Benefit will continue until both the GPWB and GMIB terminate and the increased expenses associated with the Enhanced GMDB (if applicable) will continue as long as the Enhanced GMDB value is greater than zero.

(6) The Enhanced GMDB, the PRIME Plus Benefit and the Short Withdrawal Charge Option may not be available in all states.

(7) Decreases to the M&E charge occur at the beginning of the Contract Year on the Contract Anniversary.

(8) The 0.35% additional M&E charge for the Short Withdrawal Charge Option applies only for the first seven Contract Years. We no longer assess this additional M&E charge beginning on the seventh Contract Anniversary.

(9) You can add the PRIME Plus Benefit to your Contract once before age 76. If you add the PRIME Plus Benefit to your Contract, your total M&E charge will vary depending on when you add the PRIME Plus Benefit to your Contract and the other benefit options you select at issue because the M&E charge decreases over the first five Contract Years and any additional M&E charge for the Short Withdrawal Charge Option applies only during the first seven Contract Years. To calculate the total M&E charge if you add the PRIME Plus Benefit to your Contract, take the additional M&E charge for the PRIME Plus Benefit and add it to the M&E charge for the appropriate Contract Year and the benefit options you select.

(10) This is the maximum charge we could impose if you add the PRIME Plus Benefit to your Contract at issue, after issue, or if you reset the 7% AIA.

(11) The current charges apply if you add the PRIME Plus Benefit at issue, after issue, or if you reset the 7% AIA.

DURING THE ANNUITY PHASE:
CONTRACT MAINTENANCE CHARGE(12).......................$50 per Contract per year.

SEPARATE ACCOUNT ANNUAL EXPENSES - IF YOU REQUEST VARIABLE TRADITIONAL ANNUITY PAYMENTS (as a percentage of average daily assets invested in a subaccount on an annual basis)

M&E CHARGE.................................................................1.00%

Because the Contract allows Partial Annuitization, it is possible for different portions of the Contract to be in both the Accumulation and Annuity Phases at the same time. It is also possible to have different M&E charges on different portions of the Contract at the same time if you request variable Traditional Annuity Payments under a Partial Annuitization.

(12) We waive the charge during the Annuity Phase if your Contract Value on the Income Date is at least $100,000. For more information, please see section 7, Expenses - Contract Maintenance Charge.

ANNUAL OPERATING EXPENSES OF THE INVESTMENT OPTIONS
This table describes the total annual operating expenses associated with the Investment Options and shows the minimum and maximum expenses for the period ended December 31, 2005, charged by any of the Investment Options before the effect of any contractual expense reimbursement or fee waiver. Current and future total annual operating expenses could be higher or lower than those shown in the table. These expenses are deducted from the Investment Options' assets. These expenses will reduce the performance of the Investment Options and, therefore, will negatively affect your Contract Value and the amounts available for withdrawals and Annuity Payments. They may also negatively impact the death benefit proceeds. We show the expenses as a percentage of an Investment Option's average daily net assets for the most recent calendar year. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it. Please see the Investment Options' prospectuses for more information regarding the fees and expenses of the Investment Options.

                                                                                              MINIMUM         MAXIMUM
Total annual Investment Option operating expenses* (including management fees, distribution or 12b-1 fees,
and other expenses) before fee waivers and expense reimbursements                              0.52%           1.70%

* Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. The amount of these fees may be different for each Investment Option. The amount of these fees that are deducted from Investment Option assets is reflected in the above table and are disclosed in Appendix A.

Appendix A contains more details regarding the annual operating expenses for each of the Investment Options, including the amount and effect of any waivers and/or reimbursements.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

EXAMPLES
The expenses for your Contract may be different from those shown in the examples below depending upon which Investment Option(s) you select and the benefits that apply.

These examples are intended to help you compare the cost of investing in a Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract Owner periodic expenses, and the annual operating expenses of the Investment Options before the effect of reimbursements and waivers.

You should not consider the examples below as a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The $50 contract maintenance charge is included in the examples as a charge of 0.071% of the average daily assets invested in a subaccount based on assumed average Contract size of $70,000.00. Please note that this is an assumed average and some Owners may pay more or less than the assumed average.

Transfer fees and deductions we make to reimburse ourselves for premium taxes may apply but are not reflected in these examples.

For additional information, see section 7, Expenses.

If you take a full withdrawal at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay the following expenses for:
    (a) maximum charges* for a Contract that has the Enhanced GMDB, Short Withdrawal Charge Option and the PRIME Plus Benefit (which carries the highest M&E charge of 2.85% for the first two Contract Years, decreasing to 2.35% at the beginning of the eighth Contract Year).
    (b) current charges for a Contract that has the Enhanced GMDB, Short Withdrawal Charge Option and the PRIME Plus Benefit (which carries an M&E charge of 2.40% for the first seven Contract Years, decreasing to 1.90% at the beginning of the eighth Contract Year).
    (c) the Base Contract with the Traditional GMDB (which carries the lowest M&E charge of 1.15% for the first two Contract Years, decreasing to 1.00% at the beginning of the fifth Contract Year).

TOTAL ANNUAL INVESTMENT OPTION OPERATING EXPENSES
BEFORE ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS OF:             1 YEAR       3 YEARS        5 YEARS       10 YEARS
                                                              ------------- ------------- -------------- -------------
                                                              ------------- ------------- -------------- -------------
1.70% (the maximum)                                           a) $ 1,392    a) $ 1,978     a) $ 2,336    a) $ 4,725
                                                              b) $ 1,348    b) $ 1,850     b) $ 2,132    b) $ 4,361
                                                              c) $ 1,224    c) $ 1,715     c) $ 2,039    c) $ 3,247
------------------------------------------------------------- ------------- ------------- -------------- -------------
------------------------------------------------------------- ------------- ------------- -------------- -------------
0.52% (the minimum)                                           a) $ 1,276    a) $ 1,639     a) $ 1,791    a) $ 3,729
                                                              b) $ 1,231    b) $ 1,507     b) $ 1,574    b) $ 3,314
                                                              c) $ 1,106    c) $ 1,359     c) $ 1,443    c) $ 2,048
------------------------------------------------------------- ------------- ------------- -------------- -------------

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

                                      9


If you do not take a full withdrawal or if you take a Full Annuitization** of the Contract at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay the following expenses for:
    (a) maximum charges* for a Contract that has the Enhanced GMDB, Short
        Withdrawal Charge Option and the PRIME Plus Benefit (which carries the highest M&E charge of 2.85% for the first two Contract Years, decreasing to 2.35% at the beginning of the eighth Contract Year).
    (b) current charges for a Contract that has the Enhanced GMDB, Short
        Withdrawal Charge Option and the PRIME Plus Benefit (which carries an
        M&E charge of 2.40% for the first seven Contract Years, decreasing to 1.90% at the beginning of the eighth Contract Year).
    (c) the Base Contract with the Traditional GMDB (which carries the lowest
        M&E charge of 1.15% for the first two Contract Years, decreasing to 1.00% at the beginning of the fifth Contract Year).

TOTAL ANNUAL INVESTMENT OPTION OPERATING EXPENSES                1 YEAR       3 YEARS        5 YEARS       10 YEARS
BEFORE ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS OF:
                                                              ------------- ------------- -------------- -------------
                                                              ------------- ------------- -------------- -------------
1.70% (the maximum)                                             a) $ 463    a) $ 1,396     a) $ 2,336    a) $ 4,725
                                                                b) $ 419    b) $ 1,268     b) $ 2,132    b) $ 4,361
                                                                c) $ 295      c) $ 904     c) $ 1,539    c) $ 3,247
------------------------------------------------------------- ------------- ------------- -------------- -------------
------------------------------------------------------------- ------------- ------------- -------------- -------------
0.52% (the minimum)                                             a) $ 347    a) $ 1,057     a) $ 1,791    a) $ 3,729
                                                                b) $ 302      b) $ 925     b) $ 1,574    b) $ 3,314
                                                                c) $ 177      c) $ 548       c) $ 943    c) $ 2,048
------------------------------------------------------------- ------------- ------------- -------------- -------------

*   If you add the PRIME Plus Benefit to your Contract after the Issue Date, or if you reset the 7% AIA, your M&E charge may be less than this amount, but it cannot be greater than this amount.

** Traditional Annuity Payments are generally not available until after the second Contract Anniversary in most states, and GMIB Payments are not available until seven Contract Years after the date the PRIME Plus Benefit is added to your Contract, or seven Contract Years after the date of any 7% AIA reset.

As of September 25, 2006 no Contracts had been sold. Therefore, we have not provided any condensed financial information.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

SUMMARY
Definitions for key, capitalized terms appear in section 13, Glossary. The following is a list of common abbreviations used in this prospectus:

        AIA  =   ANNUAL INCREASE AMOUNT                          GPWB  =  GUARANTEED PARTIAL WITHDRAWAL BENEFIT
       GMDB  =   GUARANTEED MINIMUM DEATH BENEFIT                 MAV  =  MAXIMUM ANNIVERSARY VALUE
       GMIB  =   GUARANTEED MINIMUM INCOME BENEFIT              PRIME  =  PROTECTED RETIREMENT INCOME MADE EASY

The Contract is intended for retirement savings or other long-term investment purposes. The Contract has an Accumulation Phase and an Annuity Phase; it provides a choice of death benefits, limited Purchase Payments, a choice of withdrawal charge schedules, annuity features, and offers the optional PRIME Plus Benefit that includes income and distribution benefits. You can purchase this annuity as a Non-Qualified Contract or as a Qualified Contract. Qualified Contracts are purchased under certain pension or retirement plans that are tax qualified under the Internal Revenue Code. All other Contracts are called Non-Qualified. This Contract provides a means for investing on a tax-deferred basis. For Qualified Contracts, tax deferral is already provided through compliance with specialized tax-qualification rules, and you do not receive any additional tax benefit by purchasing the Contract.

CONTRACT FEATURES AT A GLANCE

--------------------------------------------------------------------------------
PURCHASE REQUIREMENTS
--------------------------------------------------------------------------------

  PURCHASE PAYMENTS TO QUALIFIED CONTRACTS OTHER THAN FROM A QUALIFIED TRANSFER
                MAY BE RESTRICTED AFTER THE OWNER REACHES AGE 70.

MAXIMUM ISSUE AGE...........................80 for all Owners/Annuitant(s)
MINIMUM INITIAL PAYMENT                     $25,000
MINIMUM ADDITIONAL PAYMENT*                 $250
MAXIMUM TOTAL PAYMENTS......................$1 million without prior approval

* Only available during the first Contract Year.

(See section 2, Purchase - Purchase Payments)
--------------------------------------------------------------------------------
FREE LOOK
--------------------------------------------------------------------------------
You can cancel the Contract within ten days in most states and you will receive the Contract Value. In certain states, or for IRA Qualified Contracts, we will refund your Purchase Payments less withdrawals.

(See section 2, Purchase - Free Look/Right to Examine)
--------------------------------------------------------------------------------
ANNUITY PAYMENTS
--------------------------------------------------------------------------------
TRADITIONAL ANNUITY PAYMENTS....Select variable Annuity Payments, fixed Annuity
                                Payments, or a combination of
AVAILABLE ANNUITY OPTIONS.......Life; life
                                with period certain; joint and last
                                survivor; joint and last survivor
                                with period certain; refund life;
                                and specified period certain
                                (subject to certain restrictions).
CONTRACTS WITH THE PRIME
 PLUS BENEFIT...................You can request fixed Annuity Payments under the GMIB.

The Contract allows you to apply some of the Contract Value (Partial Annuitization) or all of the Contract Value (Full Annuitization) to Annuity Payments subject to certain restrictions. The maximum number of annuitizations we allow at any one time is five.

For tax purposes, Partial Annuitizations will be treated as withdrawals and not annuity payments. However, once the entire Contract Value has been applied to Annuity Payments, we intend to treat all Annuity Payments we make after that as annuity payments and not as withdrawals.

(See section 3, The Annuity Phase; and section 4, Protected Retirement Income Made Easy: The PRIME Plus Benefit - GMIB Payments)

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT OPTIONS
--------------------------------------------------------------------------------
You can invest in up to 15 of the available Investment Options at any one time. We may change this in the future, but we will always allow you to invest in at least five Investment Options. Depending upon market conditions, you can gain or lose value in the Contract based on the investment performance of the Investment Options. The amount of Contract Value you are able to accumulate in the Contract during the Accumulation Phase and the amount of variable Traditional Annuity Payments we make during the Annuity Phase depend in large part upon the investment performance of the Investment Options you select.

    CONTRACTS WITH THE PRIME PLUS BENEFIT WILL BE SUBJECT TO RESTRICTIONS ON ALLOCATIONS INTO CERTAIN INVESTMENT OPTIONS IF THOSE CONTRACTS EXCEED CERTAIN
                         LIMITS ON VOLATILITY OR RISK.

(SEE section 2, Purchase - Purchase Payment Allocations; section 4, Protected Retirement Income Made Easy: The PRIME Plus Benefit - Investment Option Allocation and Transfer Restrictions Under the PRIME Plus Benefit; and section 5, Investment Options)

--------------------------------------------------------------------------------
TRANSFERS
--------------------------------------------------------------------------------
You can make 12 free transfers every year. A transfer fee of $25 may apply to each transfer after that during the Accumulation Phase.

    CONTRACTS WITH THE PRIME PLUS BENEFIT WILL BE SUBJECT TO RESTRICTIONS ON TRANSFERS INTO CERTAIN INVESTMENT OPTIONS IF THOSE CONTRACTS EXCEED CERTAIN
                         LIMITS ON VOLATILITY OR RISK.

(See the Fee Tables; section 4, Protected Retirement Income Made Easy: The PRIME Plus Benefit - Investment Option Allocation and Transfer Restrictions Under the PRIME Plus Benefit; section 5, Investment Options - Transfers, and section 7, Expenses - Transfer Fee)

--------------------------------------------------------------------------------
PENALTY-FREE WITHDRAWALS
--------------------------------------------------------------------------------
PARTIAL WITHDRAWAL PRIVILEGE*.............10% of total Purchase Payments per year on a non-cumulative basis.
WAIVER OF WITHDRAWAL CHARGE...............Available after the first year if you become confined to a nursing home.
CONTRACTS WITH THE PRIME PLUS BENEFIT.....Penalty-free withdrawals are available under the GPWB.

* Not available after exercise of the GPWB.

WITHDRAWALS WILL REDUCE THE CONTRACT VALUE AND THE AMOUNTS AVAILABLE UNDER ANY INCOME AND DEATH BENEFIT. WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND IF ANY OWNER IS YOUNGER THAN AGE 59 1/2, ANY EARNINGS MAY BE SUBJECT TO A 10% FEDERAL PENALTY TAX.

(SEE section 9, Access to Your Money - Partial Withdrawal Privilege and Waiver of Withdrawal Charge Benefit; and section 4, Protected Retirement Income Made
Easy: The PRIME Plus Benefit - GPWB Payments)

--------------------------------------------------------------------------------
WITHDRAWAL CHARGE (DURING ACCUMULATION PHASE ONLY)
--------------------------------------------------------------------------------
You can choose one of two withdrawal charge schedules at Contract issue. If you do not make a selection, the Standard Option with a seven year schedule will apply to the Contract. THE SHORT WITHDRAWAL CHARGE OPTION CARRIES A HIGHER M&E CHARGE FOR THE FIRST SEVEN CONTRACT YEARS. ONCE YOU SELECT A WITHDRAWAL CHARGE SCHEDULE YOU CANNOT CHANGE OR CANCEL IT.

    STANDARD OPTION...................8.5% in the first year after we receive a Purchase Payment, decreasing to 0% after we have had a Purchase Payment for seven complete years.

    SHORT WITHDRAWAL CHARGE OPTION....8.5% in the first year after we receive a
                                      Purchase Payment, decreasing to 0%
                                      after we have had a Purchase Payment
                                      for four complete years.

(See the Fee Tables; and section 7, Expenses - Withdrawal Charge)

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

                                       12
--------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (DURING THE ACCUMULATION AND ANNUITY PHASES)
--------------------------------------------------------------------------------


Consists of a mortality and expense risk (M&E) charge that is calculated as a percentage of the average daily assets invested in a subaccount on an annual basis, and is deducted from Separate Account assets. The M&E charge varies during the Accumulation Phase depending on the benefit options that apply. THE M&E CHARGE WILL DECREASE 0.05% EACH YEAR FOR THREE YEARS BEGINNING IN THE THIRD CONTRACT YEAR, UNTIL IT HAS DECREASED BY A TOTAL OF 0.15% BY THE FIFTH CONTRACT YEAR. THE ADDITIONAL 0.35% M&E CHARGE FOR THE SHORT WITHDRAWAL CHARGE OPTION APPLIES ONLY FOR THE FIRST SEVEN CONTRACT YEARS. DECREASES TO THE M&E CHARGE OCCUR AT THE BEGINNING OF THE CONTRACT YEAR ON THE CONTRACT ANNIVERSARY. The current Separate Account annual expenses are as follows:


DURING THE ACCUMULATION PHASE:

   BASE CONTRACTS WITH THE TRADITIONAL GMDB...............Contract Years 1 and 2 = 1.15%;
                                                          Contract Year 3 = 1.10%; Contract Year 4 = 1.05%;
                                                          Contract Year 5 and after = 1.00%

   BASE CONTRACTS WITH THE ENHANCED GMDB..................Contract Years 1 and 2 = 1.45%;
                                                          Contract Year 3 = 1.40%; Contract Year 4 = 1.35%;
                                                          Contract Year 5 and after = 1.30%

   CONTRACTS WITH THE SHORT WITHDRAWAL CHARGE OPTION
       AND TRADITIONAL GMDB...............................Contract Years 1 and 2 = 1.50%;
                                                          Contract Year 3 = 1.45%; Contract Year 4 = 1.40%;
                                                          Contract Years 5
                                                          through 7 = 1.35%;
                                                          Contract Year 8 and
                                                          after = 1.00%

   CONTRACTS WITH THE SHORT WITHDRAWAL CHARGE OPTION
      AND ENHANCED GMDB...................................Contract Years 1 and 2 = 1.80%;
                                                          Contract Year 3 = 1.75%; Contract Year 4 = 1.70%;
                                                          Contract Years 5
                                                          through 7 = 1.65%;
                                                          Contract Year 8 and
                                                          after = 1.30%

   ADDITIONAL M&E CHARGE FOR THE PRIME PLUS BENEFIT.......Traditional GMDB = 0.70%; Enhanced GMDB = 0.60%


YOU CAN ADD THE PRIME PLUS BENEFIT TO YOUR CONTRACT ONCE BEFORE AGE 76. IF YOU
ADD THE PRIME PLUS BENEFIT TO YOUR CONTRACT, YOUR TOTAL M&E CHARGE WILL VARY
DEPENDING ON WHEN YOU ADD THE PRIME PLUS BENEFIT TO YOUR CONTRACT AND THE OTHER
BENEFIT OPTIONS YOU SELECT AT ISSUE BECAUSE THE M&E CHARGE DECREASES OVER THE
FIRST FIVE CONTRACT YEARS AND ANY ADDITIONAL M&E CHARGE FOR THE SHORT WITHDRAWAL
CHARGE OPTION APPLIES ONLY DURING THE FIRST SEVEN CONTRACT YEARS. TO CALCULATE
THE TOTAL M&E CHARGE IF YOU ADD THE PRIME PLUS BENEFIT TO YOUR CONTRACT, TAKE
THE ADDITIONAL M&E CHARGE FOR THE PRIME PLUS BENEFIT AND ADD IT TO THE M&E
CHARGE FOR THE APPROPRIATE CONTRACT YEAR AND THE BENEFIT OPTIONS YOU SELECT.
FOLLOWING IS AN EXAMPLE OF THE TOTAL CURRENT M&E CHARGE IF YOU SELECT THE PRIME
PLUS BENEFIT AT CONTRACT ISSUE:

    TOTAL CURRENT M&E CHARGE FOR A CONTRACT WITH THE
      SHORT WITHDRAWAL CHARGE OPTION
       AND THE ENHANCED GMDB IF YOU SELECT
      PRIME PLUS BENEFIT AT CONTRACT ISSUE................Contract Years 1 and 2 = 2.40%;
                                                          Contract Year 3 = 2.35%; Contract Year 4 = 2.30%;
                                                          Contract Years 5
                                                          through 7 = 2.25%;
                                                          Contract Year 8 and
                                                          after = 1.90%


DURING THE ANNUITY PHASE..................................If you request variable Traditional Annuity Payments = 1.00%

   IT IS POSSIBLE TO HAVE DIFFERENT M&E CHARGES ON DIFFERENT PORTIONS OF THE CONTRACT AT THE SAME TIME IF YOU REQUEST VARIABLE TRADITIONAL ANNUITY PAYMENTS
                         UNDER A PARTIAL ANNUITIZATION.

(See the Fee Tables; and section 7, Expenses - Mortality and Expense Risk (M&E) Charges))

--------------------------------------------------------------------------------
CONTRACT MAINTENANCE CHARGE (DURING THE ACCUMULATION AND ANNUITY PHASES)
--------------------------------------------------------------------------------

$50 every year, but we waive the charge if the Contract Value is at least $100,000.

(See the Fee Tables; and section 7, Expenses - Contract Maintenance Charge)
--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES OF THE INVESTMENT OPTIONS (DURING THE ACCUMULATION AND
 ANNUITY PHASES)
--------------------------------------------------------------------------------


For 2005, these expenses and fees (including Rule 12b-1 fees) ranged, on an annual basis, from 0.52% to 1.70% of an Investment Option's average daily net assets before expense reimbursements and fee waivers.


(See the Fee Tables; section 7, Expenses - Investment Option Expenses; and Appendix A - Annual Operating Expenses for Each Investment Option)

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREMIUM TAXES
--------------------------------------------------------------------------------
Allianz Life is responsible for paying any premium and other similar taxes assessed by states and other governmental entities (for example, municipalities). Premium taxes normally range from 0% to 3.5% of Purchase Payments. It is our current practice not to make deductions from your Contract to reimburse ourselves for premium taxes until the earliest of: the Income Date* if you take a Full Annuitization, the date of full withdrawal, or death.

* We do not make deductions to reimburse ourselves for premium taxes from amounts applied to GMIB Payments.

(See section 7, Expenses - Premium Taxes)
--------------------------------------------------------------------------------
DEATH BENEFITS
--------------------------------------------------------------------------------
You can choose one of two death benefits at Contract issue subject to certain restrictions. If you do not make a selection, the Traditional GMDB will apply to the Contract. Death benefits are only available during the Accumulation Phase; however, there may be a lump sum refund due to the Payee during the Annuity Phase if the refund life Annuity Option is in effect. THE ENHANCED GMDB CARRIES A HIGHER M&E CHARGE. ONCE YOU SELECT A DEATH BENEFIT YOU CANNOT CHANGE OR CANCEL IT.

TRADITIONAL GMDB....The greater of Contract Value, or total Purchase Payments adjusted for partial withdrawals and Partial Annuitizations.

ENHANCED GMDB.......Contract Value or the greater of: a) the highest Contract
                    Value that occurred at issue or on any Contract Anniversary before age 81, adjusted for subsequent Purchase Payments and partial withdrawals (the MAV), or b) a 3% guaranteed annual increase on total Purchase Payments adjusted for partial withdrawals and Partial Annuitizations before age 81 (the 3% AIA*).

* Subject to a maximum of 1.5 times total Purchase Payments adjusted for partial withdrawals and Partial Annuitizations.

     THE DEATH BENEFIT PROVIDED BY THE ENHANCED GMDB WILL NEVER BE LESS THAN
       WHAT IS PROVIDED UNDER THE TRADITIONAL GMDB BUT THEY MAY BE EQUAL.

(See section 11, Death Benefit; and section 3, The Annuity Phase - Annuity Options)

--------------------------------------------------------------------------------
PROTECTED RETIREMENT INCOME MADE EASY: THE PRIME PLUS BENEFIT
--------------------------------------------------------------------------------
CLIENT PROFILE: has at least seven years until income is needed; wants guarantees on future income; wants flexible income options.

o The PRIME Plus Benefit is available once before age 76, and you can later remove it from the Contract.
o The PRIME Plus Benefit includes a GMIB and a GPWB; these benefits are not available individually.
o GMIB Payments and GPWB Payments are based on the PB Value, which is either the MAV or 7% AIA(1).

(1) Subject to a maximum of 2 times total Purchase Payments received adjusted for partial withdrawals and Partial Annuitizations. Before age 80 you can reset the 7% AIA once each year to equal the Contract Value if that amount is greater than the 7% AIA. Resets will increase the maximum limit on the 7% AIA and they will restart the seven year waiting period before you can exercise the GPWB or GMIB.

   THE PRIME PLUS BENEFIT MAY NOT BE AVAILABLE IN ALL STATES AND IT CARRIES A HIGHER M&E CHARGE. IF YOU REMOVE THE PRIME PLUS BENEFIT FROM A CONTRACT IT WILL
                  NO LONGER BE AVAILABLE FOR FUTURE SELECTION.

(SEE section 4, Protected Retirement Income Made Easy:  The PRIME Plus Benefit)
--------------------------------------------------------------------------------
GUARANTEED PARTIAL WITHDRAWAL BENEFIT UNDER THE PRIME PLUS BENEFIT
--------------------------------------------------------------------------------
Guaranteed minimum amount of income in the form of annual partial withdrawals (GPWB Payments). GPWB Payments are not guaranteed for life and you could outlive your payment stream.

o You can select either the 5% payment option or the 10% payment option. Under the 5% payment option, you can receive GPWB Payments of up to 5% of the PB Value for 20 years. Under the 10% payment option, you can receive GPWB Payments of up to 10% of the MAV for ten years. If you elect the 5% payment option, the total amount available for withdrawal can increase or "step up" on every third Contract Anniversary after you exercise the GPWB. STEP UPS ARE NOT AVAILABLE UNDER THE 10% PAYMENT OPTION.

YOU MUST WAIT SEVEN CONTRACT YEARS FROM THE DATE THE PRIME PLUS BENEFIT IS ADDED
  TO YOUR CONTRACT, OR FROM THE DATE OF ANY 7% AIA RESET, BEFORE EXERCISING A
                                     GPWB.

(SEE section 4, Protected Retirement Income Made Easy:  The PRIME Plus Benefit)

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT UNDER THE PRIME PLUS BENEFIT
--------------------------------------------------------------------------------
Guaranteed minimum fixed income in the form of Annuity Payments (GMIB Payments). Depending on the Annuity Option you select, the GMIB can provide guaranteed lifetime income, but if the Annuitant(s) die shortly after the Income Date, the Payee may receive less than your investment in the Contract.

YOU MUST WAIT SEVEN CONTRACT YEARS FROM THE DATE THE PRIME PLUS BENEFIT IS ADDED
  TO YOUR CONTRACT, OR FROM THE DATE OF ANY 7% AIA RESET, BEFORE EXERCISING A
                                     GMIB.

(SEE section 4, Protected Retirement Income Made Easy:  The PRIME Plus Benefit)
--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------
YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL TAX MATTERS INVOLVING YOUR CONTRACT. Your earnings are generally not taxed until you take them out. For tax purposes, if you take a withdrawal or otherwise receive a distribution, earnings from a Non-Qualified Contract are generally considered to be withdrawn first and are taxed as ordinary income. If you annuitize a Non-Qualified Contract, a portion of each Annuity Payment may be treated as a partial return of the Purchase Payment(s) and will not be taxed. The remaining portion of the payment will be treated as ordinary income. Once we have paid out all of your Purchase Payments, the entire Annuity Payment is taxable as ordinary income. Annuity Payments from Qualified Contracts will likely be treated as fully taxable ordinary income. For distributions under both Qualified and Non-Qualified Contracts, if any Owner is younger than age 59 1/2 at the time of distribution, you may be charged a 10% federal penalty tax on any Contract earnings. Death benefits are taxable as ordinary income to the Beneficiary and may be subject to estate taxes. Other tax rules and limitations may apply to Qualified Contracts.

(See section 8, Taxes)
--------------------------------------------------------------------------------
STATE SPECIFIC CONTRACT RESTRICTIONS
--------------------------------------------------------------------------------
If you purchase a Contract, it will be subject to the law of the state in which it is issued. Some of the terms of the Contract may differ from the terms of a Contract delivered in another state because of state-specific legal requirements. Areas in which there may be state-specific Contract provisions may include:

o    the withdrawal charge schedule;
o availability of the PRIME Plus Benefit, the Short Withdrawal Charge Option, Investment Choices, Annuity Options, DCA programs, endorsements, and/or riders;
o    free look rights;
o    selection of certain Income Dates;
o    restrictions on your ability to make additional Purchase Payments;
o    deductions we make to reimburse ourselves for premium taxes;
o selection of certain assumed investment rates for variable Traditional Annuity Payments; and
o    transfer rights.

If you would like information regarding state-specific Contract provisions, you should contact your registered representative or contact our
Sevice Center at the toll free number listed at the back
of this prospectus.
--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------
WE PLACE A HIGH PRIORITY ON MAINTAINING YOUR TRUST AND CONFIDENCE. A NOTICE OF THE PRIVACY POLICY FOLLOWED BY ALLIANZ LIFE AND ITS AFFILIATED COMPANIES IS PROVIDED IN THIS PROSPECTUS TO ENHANCE YOUR UNDERSTANDING OF HOW WE PROTECT YOUR PRIVACY WHEN WE COLLECT AND USE INFORMATION ABOUT YOU, AND THE STEPS WE TAKE TO SAFEGUARD THAT INFORMATION.

(See section 15, Privacy Notice)
--------------------------------------------------------------------------------
INQUIRIES
--------------------------------------------------------------------------------
If you have any questions about the Contract or need more information, please contact our Service Center at the phone number or address listed at the back of this prospectus.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

                                       15
1. THE VARIABLE ANNUITY CONTRACT
An annuity is a contract between you (the Owner), and an insurance company (in this case Allianz Life), where you make payments to us, and in turn, we promise to make regular periodic income payments (Annuity Payments) to the Payee.

Because the Contract benefits from tax deferral, you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. For Qualified Contracts, the tax deferral is provided through compliance with specialized tax-qualification rules, and you do not receive any additional tax benefit by purchasing the Contract. However, the Contract may offer other features that meet your needs. Accordingly, if you are purchasing a Qualified Contract, you should consider purchasing this Contract for its death benefit, annuity benefits and other non-tax deferral related benefits. Please consult a tax adviser for information specific to your circumstances to determine whether a Qualified Contract is an appropriate investment for you.

The Contract has an Accumulation Phase and an Annuity Phase. You can take withdrawals from the Contract during the Accumulation Phase and, subject to certain restrictions, you can make additional Purchase Payments during the first Contract Year. The Annuity Phase is the period during which we will make Annuity Payments from the Contract. Under all Contracts, Traditional Annuity Payments are available during the Annuity Phase. Traditional Annuity Payments must begin on a designated date (the Income Date) that is at least two years after your Issue Date. For Contracts with the PRIME Plus Benefit, you can request fixed Annuity Payments under the GMIB (GMIB Payments) beginning seven Contract Years after the date the PRIME Plus Benefit is added to your Contract, or seven Contract Years after the date of any 7% AIA reset. If you apply the entire Contract Value to Annuity Payments, we call that a Full Annuitization, and if you apply only part of the Contract Value to Annuity Payments, we call that a Partial Annuitization.* The maximum number of annuitizations you can have at any one time is five. Because the Contract allows Partial Annuitization, it is possible for different portions of the Contract to be in both the Accumulation and Annuity Phases at the same time.

* GMIB Partial Annuitizations are based on the PB Value. They are not available after you exercise the GPWB, or if the PB Value is less than the Contract Value.

Your Investment Choices include the Investment Options and any available general account Investment Choice. You cannot invest in more than 15 Investment Options at any one time. Contracts with the PRIME Plus Benefit may be subject to restrictions on allocations and transfers into certain Investment Options (see the "Allocation and Transfer Restrictions under the PRIME Plus Benefit" discussion in section 4, Protected Retirement Income Made Easy: The PRIME Plus Benefit). Depending upon market conditions, you can gain or lose value in the Contract based on the investment performance of the Investment Options. The Investment Options are designed to offer the opportunity for a better return than any available general account Investment Choice, however, this is not guaranteed. The amount of Contract Value you are able to accumulate in your Contract during the Accumulation Phase and the amount of any variable Traditional Annuity Payments we make during the Annuity Phase depends in large part upon the investment performance of any Investment Options you select.

We will not make any changes to your Contract without your permission except as may be required by law.

OWNERSHIP
OWNER
You, as the Owner, have all the rights under the Contract. The Owner is designated at Contract issue. You can change Owners at any time subject to our approval. However, Qualified Contracts can only have one Owner and there may be IRS or other restrictions on changing the ownership of a Qualified Contract. Upon our approval, any change will become effective as of the date you sign the request. Changing ownership may be a taxable event. You should consult with your tax adviser before doing this.


JOINT OWNER
A Non-Qualified Contract can be owned by up to two Owners. However, we do not allow Joint Owners to take Partial Annuitizations. Upon the death of either Joint Owner, the surviving Joint Owner will become the primary Beneficiary. We will then treat any other Beneficiary designation on record at the time of death as a contingent Beneficiary. You can change Joint Owners under the same conditions as described for an Owner. If a Contract has Joint Owners, we require the signature of both Owners on any forms that are submitted to our Service Center, unless we allow otherwise.


--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

ANNUITANT
The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant and you can add a joint Annuitant for the Annuity Phase if you take a Full Annuitization. You may change the Annuitant at any time before the Income Date unless the Contract is owned by a non-individual (for example, a qualified plan or trust). You cannot change the Annuitant if the Contract is owned by a non-individual, but you can add a joint Annuitant (subject to our approval) for the Annuity Phase if you take a Full Annuitization. For Qualified Contracts, the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. If you take a Partial Annuitization, the Owner must be the Annuitant and we do not allow the Owner to add a joint Annuitant.

PAYEE
The Payee is the person or entity you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase. The Owner will receive tax reporting on those payments. For Non-Qualified Contracts, an Owner or Annuitant can be the Payee, but it is not required. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee. For all other Qualified Contracts, the Owner is not required to be the Payee, but the Owner cannot transfer or assign his or her rights under the Contract to someone else. If you do not designate a Payee by the Income Date, we will make Annuity Payments to the Owner unless the Contract is a Qualified Contract owned by a qualified plan. The Owner can change the Payee at any time, subject to our approval, provided that designation of a Payee is consistent with federal and state laws and regulations.

BENEFICIARY
The Beneficiary is the person(s) or entity you designate at Contract issue to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If you do not designate a Beneficiary, any death benefit will be paid to your estate.

ASSIGNMENT OF A CONTRACT
An authorized request specifying the terms of an assignment of a Contract must be provided to our Service Center and approved by us. We will not be liable for any payment made or action taken before we record the assignment. An assignment may be a taxable event. We will not be responsible for the validity or tax consequences of any assignment. After the death benefit has become payable, an assignment can only be made with our consent. If the Contract is assigned, your rights may only be exercised with the consent of the assignee of record. Qualified Contracts generally cannot be assigned.

NOTE FOR PARTIAL ANNUITIZATIONS: There can be only one Owner, the Owner must be the Annuitant, and we will not allow the Owner to add a joint Annuitant. Partial Annuitizations are not available to Joint Owners.

DESIGNATING DIFFERENT PERSONS AS OWNER(S) AND ANNUITANT(S) CAN HAVE IMPORTANT IMPACTS ON WHETHER A DEATH BENEFIT IS PAID, AND ON WHO WOULD RECEIVE IT. USE CARE WHEN DESIGNATING OWNERS AND ANNUITANTS, AND CONSULT YOUR REGISTERED REPRESENTATIVE IF YOU HAVE QUESTIONS.


--------------------------------------------------------------------------------
2.    PURCHASE
PURCHASE PAYMENTS
A Purchase Payment is the money you put into the Contract. To purchase this Contract, all Owners and Annuitant(s) must be age 80 or younger on the Issue Date. The initial Purchase Payment is due on the Issue Date. The Purchase Payment requirements for this Contract are as follows:

o   The minimum initial payment we will accept is $25,000.
o You can make additional Purchase Payments of $250 or more during the first Contract Year.
o YOU CANNOT MAKE ANY ADDITIONAL PURCHASE PAYMENTS TO THE CONTRACT AFTER THE FIRST CONTRACT YEAR.
o The maximum total amount we will accept without our prior approval is $1 million (including amounts already invested in other Allianz Life variable annuities).

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

o If we make this Contract available as an Inherited IRA, the death benefit proceeds of the previous tax-qualified investment must be directly transferred into this Contract. A beneficiary can apply the death benefit proceeds from multiple tax-qualified investments that were owned by the same owner to the purchase of an Inherited IRA Contract. We will not accept any other forms of Purchase Payment on an Inherited IRA Contract. The death benefit proceeds cannot be received by the beneficiary and then applied to an Inherited IRA Contract. For more information on Inherited IRA Contracts, see section 8, Taxes - Qualified Contracts - Inherited IRA.

PURCHASE PAYMENTS TO QUALIFIED CONTRACTS MUST NOT BE GREATER THAN WHAT IS ALLOWED UNDER FEDERAL LAW AND MUST BE FROM EARNED INCOME OR A QUALIFIED TRANSFER. PURCHASE PAYMENTS TO QUALIFIED CONTRACTS OTHER THAN FROM A QUALIFIED TRANSFER MAY BE RESTRICTED AFTER THE OWNER REACHES AGE 70.

We may, at our sole discretion, waive the minimum Purchase Payment requirements. We reserve the right to decline any Purchase Payment.

This Contract is not designed for professional market timing organizations, other entities, or persons using programmed, large or frequent transfers.

When available, the Contract may be used in connection with certain tax qualified retirement plans. The Contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this Contract does not provide additional tax deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing a Qualified Contract, you should consider purchasing this Contract for its death benefit, annuity benefits, and other non-tax deferral related benefits. Please consult a tax adviser for information specific to your circumstances to determine whether a Qualified Contract is an appropriate investment for you.

ALLOCATION OF PURCHASE PAYMENTS
When you purchase a Contract, we will allocate your Purchase Payment to the Investment Choices you selected according to your instructions. We ask that you allocate your money in either whole percentages or round dollars. Transfers do not change the allocation instructions for Purchase Payments. You can instruct us how to allocate additional Purchase Payments you make. If you do not instruct us, we will allocate them in the same way as your most recent Purchase Payment instructions to us. You may change the allocation of future Purchase Payments without fee, penalty or other charge upon written notice or telephone instructions to our Service Center. A change will be effective for Purchase Payments received on or after we receive your notice or instructions. We do not currently accept future allocation instructions from you via email, website, or other electronic communications. This service may be available to you in the future.

We reserve the right to limit the number of Investment Options that you can invest in at any one time. Currently, you can invest in up to 15 of the Investment Options at any one time. We may change this in the future. However, we will always allow you to invest in at least five Investment Options. Contracts with the PRIME Plus Benefit may be subject to restrictions on allocations and transfers into certain Investment Options (see the "Allocation and Transfer Restrictions under the PRIME Plus Benefit" discussion in section 4, Protected Retirement Income Made Easy: The PRIME Plus Benefit).

Once we receive your initial Purchase Payment and the necessary information, we will issue the Contract and allocate your initial Purchase Payment within two Business Days. If you do not give us all of the information we need, we will contact you or your registered representative to get it. If for some reason we are unable to complete this process within five Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we will credit these amounts to the Contract within one Business Day. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time. If you submit a Purchase Payment and/or application to your registered representative, we will not begin processing the Purchase Payment until it is received at our Service Center. We consider a Purchase Payment to be "received" when it is received at our Service Center regardless of how or when you made the payment.

If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about your Contract to government regulators. In addition, we may be required to block an Owner's Contract and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

TAX-FREE SECTION 1035 EXCHANGES
Subject to certain restrictions, you can exchange all or a portion of one annuity contract for another or a life insurance policy for an annuity contract in a "tax-free" exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:

o   you might have to pay a withdrawal charge on your previous contract;
o   there will be a new withdrawal charge period for this Contract;
o   other charges under this Contract may be higher (or lower); and
o   the benefits may be different.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest and not just better for the person trying to sell you the Contract (that person will generally earn a commission on each contract sale). IF YOU CONTEMPLATE SUCH AN EXCHANGE, YOU SHOULD CONSULT A TAX ADVISER TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

FAXED APPLICATIONS
We will accept Contract applications delivered in writing and, in most states, we will accept applications via fax. We will treat a manually signed faxed application as an application delivered in writing. Please note that fax communications may not always be available. Any fax system, whether it is ours, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should submit your application in writing to our Service Center. We reserve the right to discontinue or modify the faxed application privilege at any time and for any reason. We do not currently accept applications delivered via email or our website. This may be available in the future.

FREE LOOK/RIGHT TO EXAMINE
If you change your mind about owning the Contract, you can cancel it within ten days after receiving it (or the period required in your state). When you cancel the Contract within this time period, we will not assess a withdrawal charge. You will receive your Contract Value as of the day we receive your request. This may be more or less than your initial Purchase Payment. In certain states, or if you purchased this Contract as an IRA, we will refund your Purchase Payment, less withdrawals, if you decide to cancel your Contract within the free look period. In cases where we are required to refund the Purchase Payment, we reserve the right to allocate your initial Purchase Payment to the AZL Money Market Fund until the expiration of the free look period. At the end of that period, we will re-allocate your money as you selected. Currently, however, we will directly allocate your money to the Investment Choices according to the selections you made at Contract issue, except in California if you are age 60 or older. For Owners in California age 60 or older, we will allocate your money to the AZL Money Market Fund during the free look period unless you specify otherwise on the appropriate form. The free look provision under the Contract is also called the right to examine.

ACCUMULATION UNITS/COMPUTING THE CONTRACT VALUE
Your Contract Value in the subaccounts will go up or down based upon the investment performance of the Investment Option(s) you choose. Your Contract Value will also be affected by the charges of the Contract and any interest you earn on any general account Investment Choices. In order to keep track of your Contract Value in the Separate Account, we use a measurement called an Accumulation Unit. If you request variable Traditional Annuity Payments during the Annuity Phase of the Contract, we call this measurement an Annuity Unit.

When we receive a Purchase Payment, we credit your Contract with Accumulation Units for any portion of your Purchase Payment allocated to an Investment Option at the daily price next determined after receipt of the Purchase Payment at our Service Center. The daily purchase price is normally determined as of 4:00 p.m. Eastern Time each Business Day and any Purchase Payment received at or after 4:00 p.m. Eastern Time will receive the next Business Day's price. The Purchase Payments you allocate to the Investment Options are actually placed into subaccounts. Each subaccount invests exclusively in one Investment Option. We determine the number of Accumulation Units we credit to your Contract by dividing the amount of the Purchase Payment allocated to a subaccount by the value of the corresponding Accumulation Unit.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

Every Business Day, we determine the value of an Accumulation Unit for each subaccount by multiplying the Accumulation Unit value for the previous Business Day by the net investment factor for the current Business Day. We determine the net investment factor by:
o dividing the net asset value of a subaccount at the end of the current Business Day by the net asset value of the subaccount for the previous Business Day;
o   adding any applicable dividends or capital gains, and
o multiplying this result by one, minus the amount of the M&E charge for the current Business Day and any charges for taxes.


We calculate the value of each Accumulation Unit after regular trading on the New York Stock Exchange closes each Business Day. The value of an Accumulation Unit may go up or down from Business Day to Business Day. We calculate your Contract Value in the Separate Account by multiplying the Accumulation Unit value in each subaccount by the number of Accumulation Units for each subaccount and then adding those results together.*

* For example, the Contract Value on any Contract Anniversary will reflect the number and value of the Accumulation Units as of 4:00 p.m. Eastern Time on the previous Business Day.

EXAMPLE

o On Wednesday, we receive at our Service Center an additional Purchase Payment of $3,000 from you before 4:00 p.m. Eastern Time.
o When the New York Stock Exchange closes on that Wednesday, we determine that the value of an Accumulation Unit based on the Investment Option you chose is $13.25.

We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with
226.41509 subaccount Accumulation Units for the Investment Option you chose. If the $3,000 payment had been received at or after 4:00 p.m. Eastern Time, it would have received the next Business Day's price.

--------------------------------------------------------------------------------
3. THE ANNUITY PHASE
You can apply your Contract Value to regular periodic income payments (Annuity Payments). A Full Annuitization occurs when you apply the entire Contract Value to Annuity Payments. A Partial Annuitization occurs when you apply only part of your Contract Value to Annuity Payments.* The Payee will receive the Annuity Payments. You will receive tax reporting on those payments. We may require proof of the Annuitant(s)'age before making any life contingent Annuity Payment. If the age or sex of the Annuitant(s) are misstated, the amount payable will be the amount that would have been provided at the true age or sex.

* GMIB Partial Annuitizations are based on the PB Value. They are not available after you exercise the GPWB, or if the PB Value is less than the Contract Value.

INCOME DATE
The Income Date is the date Annuity Payments (GMIB Payments and/or Traditional Annuity Payments) will begin. Your Income Date is specified in your Contract as the latest date allowed for your Contract, which is the first day of the calendar month following the later of: a) the Annuitant's 90th birthday, or b) ten years from the Issue Date. This limitation may not apply when the Contract is issued to a charitable remainder trust. You can make an authorized request for a different Income Date after the Issue Date, however, any such request is subject to our approval. Your Income Date must be the first day of a calendar month and must be at least two years after the Issue Date. To receive the annuity income protection of the GMIB, your Income Date must be within 30 days following a Contract Anniversary beginning seven Contract Years after the date the PRIME Plus Benefit is added to your Contract, or seven Contract Years after the date of any 7% AIA reset (and certain other conditions must also be met). The Income Date will never be later than what is permitted under applicable law. An earlier Income Date may be required to satisfy minimum required distribution rules under certain Qualified Contracts.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

PARTIAL ANNUITIZATION
PARTIAL ANNUITIZATIONS ARE NOT AVAILABLE TO EVERYONE. UNDER A PARTIAL ANNUITIZATION THERE CAN BE ONLY ONE OWNER; THE OWNER MUST BE THE ANNUITANT, AND WE WILL NOT ALLOW THE OWNER TO ADD A JOINT ANNUITANT. PARTIAL ANNUITIZATIONS ARE NOT AVAILABLE TO JOINT OWNERS.

You can take Partial Annuitizations as Traditional Annuity Payments after the second Contract Anniversary, and/or as GMIB Payments (if applicable) beginning seven Contract Years after the date the PRIME Plus Benefit is added to your Contract, or seven Contract Years after the date of any 7% AIA reset. However, if your Contract includes the PRIME Plus Benefit, you cannot take a Partial Annuitization after you exercise the GPWB, and you cannot take a GMIB Partial Annuitization if the PB Value is less than the Contract Value. Partial Annuitizations are also not available after you take a Full Annuitization. If you take a Full Annuitization, the Accumulation Phase of the Contract will end.

You can take one Partial Annuitization every 12 months. THE MAXIMUM NUMBER OF ANNUITIZATIONS WE ALLOW AT ANY ONE TIME IS FIVE. We do not allow you to allocate additional Contract Value (or PB Value) to an existing stream of Annuity Payments. You also cannot transfer any amounts allocated to a stream of Annuity Payments to any other portion of the Contract. If you have four Partial Annuitizations and you would like to take a fifth, you must take a Full Annuitization and apply the entire remaining Contract Value to Annuity Payments, and the Accumulation Phase of the Contract will end. We will treat amounts you apply to a Partial Annuitization as a partial withdrawal for tax purposes, but the amounts you apply to a Partial Annuitization and Annuity Payments we make under a Partial Annuitization are not subject to the withdrawal charge.

A Partial Annuitization will decrease the Contract Value, the GMDB value, and for Contracts with the PRIME Plus Benefit, it will also decrease the PB Value. This will decrease the amounts available for withdrawals (including GPWB Payments), additional Annuity Payments (including GMIB Payments), and payment of the death benefit. The type of Annuity Payments (traditional or GMIB) you request under a Partial Annuitization will reduce the PB Value and GMDB values differently. For more information, see the discussion of the PB Value in section 4, Protected Retirement Income Made Easy: The PRIME Plus Benefit; and see the discussion of the GMDB that applies to your Contract in section 11, Death Benefit.

ANNUITY PAYMENTS WE MAKE UNDER A PARTIAL ANNUITIZATION WILL BE TREATED AS A PARTIAL WITHDRAWAL AND NOT AS ANNUITY PAYMENTS FOR TAX PURPOSES. However, once the entire Contract Value has been applied to Annuity Payments, we intend to treat all Annuity Payments we make after that as annuity payments (and not withdrawals) for tax purposes. If you take a Partial Annuitization(s) and subsequently take a full withdrawal of the entire remaining Contract Value, all Annuity Payments we make on or after the Business Day you take the full withdrawal should be treated as annuity payments (and not withdrawals) for tax purposes.

If the Annuity Payments we make are treated as withdrawals (and not annuity payments) for tax purposes, this means that any gains in the entire Contract will be considered to be distributed before Purchase Payments. For Non-Qualified Contracts, gains are generally subject to ordinary income tax and Purchase Payments are not. For Qualified Contracts, the entire Annuity Payment we make under a Partial Annuitization will most likely be subject to ordinary income taxes. If any Owner is younger than age 59 1/2, any Contract earnings in the Annuity Payments we make under a Partial Annuitization may be subject to a 10% federal penalty tax. Partial Annuitizations may also affect the tax treatment of any future Annuity Payments. We may make deductions to reimburse ourselves for premium taxes from partially annuitized amounts. YOU SHOULD CONSULT A TAX ADVISER BEFORE REQUESTING A PARTIAL ANNUITIZATION.

IF ANY OWNER DIES AFTER TAKING A PARTIAL ANNUITIZATION, AND ANY PORTION OF THE CONTRACT IS IN THE ACCUMULATION PHASE, AND THERE IS A DEATH BENEFIT AVAILABLE UNDER THE CONTRACT, DEATH BENEFIT PAYMENT OPTION C WILL NOT BE AVAILABLE. FEDERAL LAW REQUIRES THAT, ONCE A PARTIAL ANNUITIZATION HAS BEEN TAKEN, WE MUST DISTRIBUTE ANY DEATH BENEFIT WITHIN FIVE YEARS OF THE DATE OF DEATH. THEREFORE, SINCE DEATH BENEFIT PAYMENT OPTION C ALLOWS FOR PAYMENT OF THE DEATH BENEFIT AS A TRADITIONAL ANNUITY PAYMENT OVER THE LIFETIME OF THE BENEFICIARY, IT IS NOT AVAILABLE IN THIS SITUATION.

ANNUITY OPTIONS
You can choose one of the income plans (Annuity Options) described below or any other payment option to which we agree. Before the Income Date, you can select and/or change the Annuity Option with at least 30 days written notice to us. After Annuity Payments begin, you cannot change the Annuity Option.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

Annuity Payments will usually be lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. For example, the guaranteed initial monthly fixed payout rates under Annuity Option 4 with a guarantee period of 20 years or more are the lowest fixed rates we offer, and the guaranteed initial monthly fixed payout rates under Annuity Option 1 are the highest fixed rates we offer. Annuity Payments will also be lower if you request Annuity Payments at an early age (for example when the Annuitant is age 50) as opposed to waiting until the Annuitant is older (for example, when the Annuitant is age 70).


OPTION 1. LIFE ANNUITY. We will make Annuity Payments during the life of the Annuitant, and the last payment will be the one that is due before the Annuitant's death. If the Annuitant dies shortly after the Income Date, the Payee may receive less than your investment in the Contract.

OPTION 2. LIFE ANNUITY WITH PAYMENTS OVER 5, 10, 15 OR 20 YEARS GUARANTEED. We will make Annuity Payments during the life of the Annuitant. If you take one single Full Annuitization and the Annuitant dies before the end of the selected guaranteed period, we will continue to make Annuity Payments to the Payee for the rest of the guaranteed period. Alternatively, the Owner may elect to receive a lump sum payment. Under a Partial Annuitization, if the Annuitant dies before the end of the selected guaranteed period, we will make a lump sum payment to the Beneficiary. The lump sum payment is equal to the present value of the remaining guaranteed Annuity Payments, as of the date we receive proof of the Annuitant's death and a payment election form at our Service Center. For variable Traditional Annuity Payments, we base the remaining guaranteed Traditional Annuity Payments on the current value of the Annuity Units and we use the AIR to calculate the present value in most states. For fixed payouts, we calculate the present value of the lump sum using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Income Date in most states. However, some states require us to use different interest rates for variable and fixed payouts for the present value calculation. We require proof of the Annuitant's death and return of the Contract before we will make any lump sum payment. There are no additional costs associated with a lump sum payment.

OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. This Annuity Option is not available to you under a Partial Annuitization. We will make Annuity Payments during the joint lifetime of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% of the previous amount, as selected by the Owner. Annuity Payments will stop with the last payment that is due before the last surviving joint Annuitant's death. If both Annuitants die shortly after the Income Date, the Payee may receive less than your investment in the Contract.

OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH PAYMENTS OVER 5, 10, 15 OR 20 YEARS GUARANTEED. This Annuity Option is not available to you under a Partial Annuitization. We will make Annuity Payments during the joint lifetime of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments will continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we will continue to make Annuity Payments to the Payee for the rest of the guaranteed period. Alternatively, the Owner may elect to receive a lump sum payment equal to the present value of the remaining guaranteed Annuity Payments as of the date we receive proof of the last surviving joint Annuitant's death and a payment election form at our Service Center. For variable Traditional Annuity Payments, we base the remaining guaranteed Traditional Annuity Payments on the current value of the Annuity Units and we use the AIR to calculate the present value in most states. For fixed payouts, we calculate the present value of the lump sum using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Income Date in most states. However, some states require us to use different interest rates for variable and fixed payouts for the present value calculation. We require proof of death of both joint Annuitants and return of the Contract before we will make any lump sum payment. There are no additional costs associated with a lump sum payment.

OPTION 5. REFUND LIFE ANNUITY. We will make Annuity Payments during the lifetime of the Annuitant, and the last payment will be the one that is due before the Annuitant's death. After the Annuitant's death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund will equal the amount applied to this Annuity Option minus the total of all Annuity Payments made under this option.


--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

For variable Traditional Annuity Payments, the amount of the refund will depend on the current Investment Option allocation and will be the sum of refund amounts attributable to each Investment Option. We calculate the refund amount for a given Investment Option using the following formula:

(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]} where:

    (A) = Annuity Unit value of the subaccount for that given Investment Option when due proof of the Annuitant's death is received at our Service Center.
    (B) = The amount applied to variable Traditional Annuity Payments on the Income Date.
    (C) = Allocation percentage in a given subaccount (in decimal form) when due proof of the Annuitant's death is received at our Service Center.
    (D) = The number of Annuity Units used in determining each variable Traditional Annuity Payment attributable to that given subaccount when due proof of the Annuitant's death is received at our Service Center.
    (E) = Dollar value of first variable Traditional Annuity Payment.
    (F) = Number of variable Traditional Annuity Payments made since the Income Date.

We will base this calculation upon the allocation of Annuity Units actually in force at the time due proof of the Annuitant's death is received at our Service Center. We will not pay a refund if the total refund determined using the above calculation is less than or equal to zero.


OPTION 6. SPECIFIED PERIOD CERTAIN ANNUITY. This Annuity Option is not available to you under a Partial Annuitization. This option is generally only available as a ten-year or more period certain for GMIB Payments. However, in Florida, it is also available for fixed Traditional Annuity Payments based on your Contract Value. Under this option, we will make Annuity Payments for a specified period of time. You select the specified period, which must be a whole number of years from five to 30. If the last Annuitant dies before the end of the specified period certain, then we will continue to make Annuity Payments to the Payee for the rest of the period certain.


TRADITIONAL ANNUITY PAYMENTS
You can request Traditional Annuity Payments under Annuity Options 1-5 as:
o   a variable payout,
o   a fixed payout, or
o   a combination of both.

Annuity Option 6 is generally only available as a ten-year or more period certain for GMIB Payments. However, in Florida, Annuity Option 6 is also available for fixed Traditional Annuity Payments based on your Contract Value.

If you do not choose an Annuity Option before the Income Date, we will make variable Traditional Annuity Payments to the Payee under Annuity Option 2 with five years of guaranteed monthly payments.


Under a fixed payout, all of the Annuity Payments will be the same dollar amount (equal installments) except as provided under Annuity Option 3. If you choose variable Traditional Annuity Payments, you can invest in up to 15 of the available Investment Options. We may change this in the future, but we will always allow you to invest in at least five Investment Options. If you do not tell us otherwise, we will base variable Traditional Annuity Payments on the investment allocations that were in place on the Income Date. Currently, it is our business practice that the initial Traditional Annuity Payment exceed $50. We will contact you to discuss alternate payment arrangements if the initial Traditional Annuity Payment would be $50 or less. Guaranteed fixed Traditional Annuity Payments are based on an interest rate and mortality table specified in your Contract. The payout rates for fixed Traditional Annuity Payments provided by your Contract are guaranteed and in no event will we use lower fixed payout rates to calculate your fixed Traditional Annuity Payments. However, we may use higher fixed payout rates to calculate fixed Traditional Annuity Payments than the guaranteed rates provided by your Contract depending on how long your Contract was in force before the Income Date. As a result, it is possible that a Contract that was in force ten years before the Income Date may receive higher fixed payout rates (and, therefore, higher fixed Traditional Annuity Payments) than a Contract that was in force only five years before the Income Date.


--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

If you choose to have any portion of the Traditional Annuity Payments based on the investment performance of the Investment Option(s), the dollar amount of the payments will depend upon the following factors:


o the Contract Value (less any deduction we make to reimburse ourselves for premium tax) on the Income Date,
o   the age of the Annuitant and any joint Annuitant on the Income Date,
o   the sex of the Annuitant and any Joint Annuitant, where permitted,
o   the Annuity Option you select,
o the assumed investment rate (AIR) and the mortality table specified in the Contract, and
o   the future performance of the Investment Option(s) you selected.

You can choose a 3%, 5% or 7% AIR. The 7% AIR is not available in all states. Using a higher AIR results in a higher initial variable Traditional Annuity Payment, but later payments will increase more slowly when investment performance rises and decrease more rapidly when investment performance declines. If the actual performance of your Investment Options exceeds the AIR you selected, the variable Traditional Annuity Payments will increase. Similarly, if the actual performance is less than the AIR you selected, the variable Traditional Annuity Payments will decrease.


EACH PORTION OF THE CONTRACT THAT YOU APPLY TO TRADITIONAL ANNUITY PAYMENTS WILL TERMINATE UPON THE EARLIEST OF:

o   under Annuity Options 1 and 3, the death of the last surviving Annuitant;
o under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period*;
o under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund;
o   under Annuity Option 6, the expiration of the specified period certain; or
o   Contract termination.

* If we make a lump sum payment of the remaining guaranteed Traditional Annuity Payments at the death of the last surviving Annuitant, this portion of the Contract will terminate upon payment of the lump sum.

--------------------------------------------------------------------------------
4. PROTECTED RETIREMENT INCOME MADE EASY: THE PRIME PLUS BENEFIT

THE PRIME PLUS BENEFIT IS NOT AVAILABLE IN THE STATE OF OREGON.

CLIENT PROFILE: has at least seven years until income is needed; wants guarantees on future income; wants flexible income options.

The PRIME Plus Benefit includes a GMIB and GPWB and carries an additional M&E charge. These benefits are provided as a package and are not available individually. The additional M&E charge for the PRIME Plus Benefit will reduce the performance of your selected Investment Options, and in the long term may provide less Contract Value to you than would otherwise be available from the same Contract without a PRIME Plus Benefit. THE PRIME PLUS BENEFIT DOES NOT CREATE CONTRACT VALUE OR GUARANTEE THE PERFORMANCE OF ANY INVESTMENT OPTION.

We designed the PRIME Plus Benefit to give you options for turning your accumulated retirement assets into a stream of retirement income. The GMIB provides a guaranteed minimum fixed income in the form of Annuity Payments (GMIB Payments). Depending on the Annuity Option you select, the GMIB can provide guaranteed lifetime income, but if the Annuitant(s) die shortly after the Income Date, the Payee may receive less than your investment in the Contract. The GPWB provides a guaranteed minimum amount of income in the form of annual partial withdrawals (GPWB Payments). However, GPWB Payments are not guaranteed for life and you could outlive your payment stream. You must wait seven complete Contract Years after the date the PRIME Plus Benefit is added to your Contract or seven complete Contract Years after the date of any 7% AIA reset before you can exercise a GMIB or GPWB and they can only be exercised within 30 days after a Contract Anniversary.

BECAUSE THE PRIME PLUS BENEFIT CARRIES A HIGHER CONTRACT EXPENSE IT MAY NOT BE APPROPRIATE IF YOU:

O   DO NOT INTEND TO EXERCISE EITHER THE GMIB OR GPWB,
O   DO NOT INTEND TO HOLD THE CONTRACT FOR THE ENTIRE SEVEN YEAR WAITING PERIOD,
    OR
O INTEND TO TAKE A FULL ANNUITIZATION BEFORE THE END OF THE SEVEN YEAR WAITING PERIOD.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

IF YOUR CONTRACT INCLUDES THE PRIME PLUS BENEFIT AND YOU DO NOT EXERCISE EITHER THE GMIB OR GPWB, YOU WILL HAVE INCURRED HIGHER CONTRACT EXPENSES WITHOUT RECEIVING ANY ADVANTAGE FROM THE PRIME PLUS BENEFIT. BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE WHETHER OR NOT THE PRIME PLUS BENEFIT IS APPROPRIATE FOR YOUR SITUATION.

CONTRACTS WITH THE PRIME PLUS BENEFIT MAY ALSO BE SUBJECT TO RESTRICTIONS ON ALLOCATIONS AND TRANSFERS INTO CERTAIN INVESTMENT OPTIONS. THESE RESTRICTIONS ARE EFFECTED TO SUPPORT THE GUARANTEES PROVIDED BY THE PRIME PLUS BENEFIT, AND NOT TO MEET ANY OWNER'S INVESTMENT OBJECTIVES. TO THE EXTENT THAT THESE RESTRICTIONS LIMIT YOUR INVESTMENT FLEXIBILITY, YOU MAY NOT BE ABLE TO FULLY PARTICIPATE IN ANY UPSIDE POTENTIAL RETURNS AVAILABLE FROM THE INVESTMENT OPTIONS, AND YOUR CONTRACT VALUE MAY POTENTIALLY BE LESS THAN THE CONTRACT VALUE YOU WOULD HAVE HAD WITHOUT THE PRIME PLUS BENEFIT.

PLEASE REFER TO THE APPLICABLE RIDERS TO YOUR CONTRACT FOR THE SPECIFIC TERMS AND CONDITIONS OF THE GMIB AND GPWB.

ADDING THE PRIME PLUS BENEFIT TO YOUR CONTRACT
The PRIME Plus Benefit is available for selection ONCE before the older Owner's 76th birthday. YOU CANNOT ADD THE PRIME PLUS BENEFIT TO A CONTRACT AFTER THE OLDER OWNER REACHES AGE 76. The PRIME Plus Benefit may not be appropriate for Owners who are nearing age 75 because benefit values are limited after age 81. You can select the PRIME Plus Benefit at Contract issue, or after the Issue Date you can select it within 30 days before a Contract Anniversary by completing the appropriate form. We will process your request to add the PRIME Plus Benefit after the Issue Date on the Contract Anniversary* that occurs after it is received in good order at our Service Center and the rider effective date will be that Contract Anniversary. If you add the PRIME Plus Benefit to your Contract after the Issue Date, on the rider effective date we will increase the M&E charge by the additional M&E charge for the PRIME Plus Benefit that is in effect for a newly issued Contract as of the rider effective date. We guarantee that it will not be more than the maximum M&E charge for Contracts with the PRIME Plus Benefit that is set forth in the Fee Tables. Because we change the M&E charge, we will change the number of Accumulation Units so that the Contract Value on the rider effective date will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

* Or on the next Business Day if the Contract Anniversary is not a Business Day.

REMOVING THE PRIME PLUS BENEFIT FROM YOUR CONTRACT
You can elect to remove the PRIME Plus Benefit from the Contract after selecting it anytime before you exercise the GMIB or the GPWB. YOU CANNOT REMOVE THE PRIME PLUS BENEFIT AFTER YOU EXERCISE THE GMIB OR THE GPWB AND IF YOU REMOVE THE PRIME PLUS BENEFIT FROM THE CONTRACT IT WILL NO LONGER BE AVAILABLE FOR FUTURE SELECTION. You can request the removal of the PRIME Plus Benefit within 30 days before a Contract Anniversary by completing the appropriate form. We will process your request on the Contract Anniversary* that occurs immediately after your request is received in good order. If you remove the PRIME Plus Benefit from your Contract, we will decrease the M&E charge to equal the charge shown in the Fee Table for a Contract with your selected death benefit and withdrawal charge schedule as of the rider removal date. Because we decrease the M&E charge, we will change the number of Accumulation Units so that the Contract Value on the rider removal date will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.

* Or on the next Business Day if the Contract Anniversary is not a Business Day.

Although you cannot remove the PRIME Plus Benefit from your Contract after you exercise the GPWB or GMIB, you can terminate the GPWB by electing to stop GPWB Payments and instead:
o take an Excess Withdrawal of the entire Contract Value, less any withdrawal charge and any deduction we make to reimburse ourselves for premium tax (available at anytime), or
o request Traditional Annuity Payments under a Full Annuitization based on the entire Contract Value, less any deduction we make to reimburse ourselves for premium tax (available at anytime), or
o request GMIB Payments under a Full Annuitization based on the entire remaining PB Value (only available within 30 days following a Contract Anniversary and before we make the next GPWB Payment).

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

If you take an Excess Withdrawal of the entire Contract Value, the Contract will terminate and you may receive less money than you would have received under the GPWB. If you request fixed Traditional Annuity Payments or GMIB Payments, the GPWB will terminate and we will no longer assess the M&E charge on that portion of the Contract. If you request variable Traditional Annuity Payments, the GPWB will terminate and we will reduce the M&E charge to 1.00% on that portion of the Contract.

Although you can elect to stop GPWB Payments, you cannot elect to stop GMIB Payments. If you do elect to stop GPWB Payments:
o   the GPWB will terminate,
o   the Accumulation Phase of the Contract will end,
o   the GMDB will terminate, and
o if you request Annuity Payments, that portion of the Contract will terminate as indicated in section 3, The Annuity Phase.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS UNDER THE PRIME PLUS BENEFIT

THESE RESTRICTIONS WILL APPLY TO CONTRACTS WITH THE PRIME PLUS BENEFIT AS DESCRIBED BELOW. BY ELECTING THE PRIME PLUS BENEFIT, YOU ARE CONSENTING TO HAVE US REALLOCATE YOUR CONTRACT VALUE IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THIS SECTION AND IN YOUR CONTRACT.

Contracts with the PRIME Plus Benefit may be subject to restrictions on allocations of Purchase Payments and transfers of Contract Value into certain Investment Options. THESE RESTRICTIONS ARE EFFECTED TO SUPPORT THE GUARANTEES PROVIDED BY THE PRIME PLUS BENEFIT, AND NOT TO MEET ANY OWNER'S INVESTMENT OBJECTIVES. TO THE EXTENT THAT THESE RESTRICTIONS LIMIT YOUR INVESTMENT FLEXIBILITY, YOU MAY NOT BE ABLE TO FULLY PARTICIPATE IN ANY UPSIDE POTENTIAL RETURNS AVAILABLE FROM THE INVESTMENT OPTIONS, AND YOUR CONTRACT VALUE MAY POTENTIALLY BE LESS THAN THE CONTRACT VALUE YOU WOULD HAVE HAD WITHOUT THE PRIME PLUS BENEFIT.

Under Contracts with the PRIME Plus Benefit, we will restrict your selection of certain Investment Options and the percentage of Contract Value that you can have in certain Investment Options if any of the following limits on volatility or risk are triggered in regard to aggregate Owner assets in the Investment Options held by Contracts with the PRIME Plus Benefit:

o   the average one year volatility* is greater than 15%.
o   the average three year volatility* is greater than 15%.
o   the average one year risk** is greater than 75%.
o   the average three year risk** is greater than 75%.

* As measured by standard deviation. This means that if the standard deviation in regard to aggregate Owner assets in the Investment Options held by Contracts with the PRIME Plus Benefit is greater than 0.15, this limit will be exceeded.
** As measured by the beta compared to the Standard & Poor's(R) 500 Composite Price Index (S&P 500(R)). This means that if the beta in regard to aggregate Owner assets in the Investment Options held by Contracts with the PRIME Plus Benefit as compared to the S&P 500(R) is greater than 0.75, this limit will be exceeded.

We will monitor these limits on volatility and risk on the first of each calendar month, or the next Business Day if the first is not a Business Day. If any of these limits are triggered, we will notify you and restrict future allocations and transfers as follows: O GROUP A INVESTMENT OPTIONS WILL NO LONGER BE AVAILABLE TO YOU, AND O YOU CANNOT HAVE MORE THAN 70% OF YOUR TOTAL CONTRACT VALUE IN THE GROUP B INVESTMENT OPTIONS.


GROUP A INVESTMENT OPTIONS:
    AZL Columbia Technology Fund
    Franklin Global Communications Securities Fund
    AZL OCC Opportunity Fund
    AZL OCC Renaissance Fund
    AZL OCC Value Fund
    PIMCO VIT CommodityRealReturn Strategy Portfolio


--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

GROUP B INVESTMENT OPTIONS:                                     GROUP B INVESTMENT OPTIONS (CONT'D):
---------------------------                                     ------------------------------------
    AZL AIM Basic Value Fund                                        AZL Jennison Growth Fund
    AZL AIM International Equity Fund                               AZL Legg Mason Growth Fund
    AZL Fusion Growth Fund                                          AZL Legg Mason Value Fund
    AZL Fusion Moderate Fund                                        AZL Neuberger Berman Regency Fund
    Davis VA Financial Portfolio                                    OpCap Mid Cap Portfolio
    AZL Dreyfus Founders Equity Growth Fund                         AZL Oppenheimer Global Fund
    AZL Dreyfus Premier Small Cap Value Fund                        AZL Oppenheimer International Growth Fund
    Dreyfus IP Small Cap Stock Index Portfolio                      AZL PIMCO Fundamental IndexPLUS
    Franklin Growth and Income Securities Fund                          Total Return Fund
    Templeton Foreign Securities Fund                               AZL Salomon Brothers Small Cap Growth Fund
    Templeton Growth Securities                                     AZL Van Kampen Aggressive Growth Fund
                                                                    AZL Van Kampen Comstock Fund
                                                                    AZL Van Kampen Global Real Estate Fund
                                                                    AZL Van Kampen Mid Cap Growth Fund

Group C Investment Options will be available for any amount of Contract Value whether or not the limits are triggered.

GROUP C INVESTMENT OPTIONS:                                     GROUP C INVESTMENT OPTIONS (CONT'D):
---------------------------                                     ------------------------------------
    AZL Fusion Balanced Fund                                        PIMCO VIT All Asset Portfolio
    AZL Davis NY Venture Fund                                       PIMCO VIT Emerging Markets Bond Portfolio
    Dreyfus Stock Index Fund, Inc.                                  PIMCO VIT Global Bond Portfolio (Unhedged)
    AZL Franklin Small Cap Value Fund                               PIMCO VIT High Yield Portfolio
    Franklin High Income Fund                                       PIMCO VIT Real Return Portfolio
    Franklin Income Securities Fund                                 PIMCO VIT Total Return Portfolio
    Franklin Large Cap Growth Securities Fund                       AZL Money Market Fund
    Franklin U.S. Government Fund                                   AZL Salomon Brothers Large Cap Growth Fund
    Franklin Zero Coupon Fund 2010                                  AZL Van Kampen Emerging Growth Fund
    Mutual Discovery Securities Fund                                AZL Van Kampen Equity and Income Fund
    Mutual Shares Securities Fund                                   AZL Van Kampen Global Franchise Fund
    AZL Jennison 20/20 Focus Fund                                   AZL Van Kampen Growth and Income Fund
    AZL Oppenhemier Developing Markets Fund
    AZL Oppenheimer Main Street Fund


If any of the volatility or risk limits are triggered, we will send you written notice at least 30 days before implementing any restrictions. At that time, we will ask you to reallocate any Contract Value you have in the Group A Investment Options, and any amount in excess of 70% of your Contract Value you have in the Group B Investment Options. We will implement restrictions 60 days after any of the volatility or risk limits are triggered. If we receive instructions from you before the implementation date, we will reallocate your Contract Value according to those instructions. If we do not receive any instructions from you by the implementation date, or if your Contract is still in violation of the allocation or transfer restrictions, we will reallocate your Contract Value on the implementation date in the following order.

FIRST, IF YOU HAVE CONTRACT VALUE IN THE GROUP A INVESTMENT OPTIONS:
o If your most recent allocation instructions include both Group B and Group C Investment Options, we will transfer all Contract Value out of the Group A Investment Options and apply it to the Group B and Group C Investment Options according to your most recent allocation instructions (excluding any allocations you made to the Group A Investment Options).

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

o If your most recent allocation instructions include only Group B Investment Options, we will transfer all Contract Value out of the Group A Investment Options and apply it to the Group B Investment Options according to your most recent allocation instructions (excluding any allocations you made to the Group A Investment Options).
o If your most recent allocation instructions include only Group C Investment Options, we will transfer all Contract Value out of the Group A Investment Options and apply it to the Group C Investment Options according to your most recent allocation instructions (excluding any allocations you made to the Group A Investment Options).
o If your most recent allocation instructions do not include any Group B or Group C Investment Options, we will transfer all Contract Value out of the Group A Investment Options and apply it to the AZL Money Market Fund.

THEN, IF YOU HAVE MORE THAN 70% OF TOTAL CONTRACT VALUE IN THE GROUP B INVESTMENT OPTIONS (INCLUDING ANY CONTRACT VALUE TRANSFERRED OUT OF THE GROUP A INVESTMENT OPTIONS AS PREVIOUSLY DESCRIBED):

o If your most recent allocation instructions include any Group C Investment Options, we will transfer the excess Contract Value* out of the Group B Investment Options proportionately and apply it to the Group C Investment Options according to your most recent allocation instructions (excluding any allocations you made to the Group A and Group B Investment Options).
o If your most recent allocation instructions do not include any Group C Investment Options, we will transfer the excess Contract Value out of the Group B Investment Options and apply it to the AZL Money Market Fund.

* The amount of Contract Value in the Group B Investment Options that is in excess of 70% of the total Contract Value.

After we implement the allocation or transfer restrictions, Group A Investment Options will no longer be available for allocations or transfers, and we will only allow you to make allocations or transfers to Group B Investment Options as long as the Contract Value in the Group B options would be 70% or less of your total Contract Value after the allocation or transfer. In addition, we will monitor your Contract Value in the Group B Investment Options to ensure that it does not exceed 70% of the total Contract Value on the first of each calendar month, or the next Business Day if the first is not a Business Day. If you have more than 70% of the total Contract Value in the Group B Investment Options we will reallocate your Contract Value as indicated above without providing any advance written notice. Once we implement these restrictions, they will remain in effect until the GMIB and the GPWB terminate. You may continue to make allocations or transfers to the Group C Investment Options after we implement these restrictions without limitation as to the amount of Contract Value.

We will not recategorize the Investment Options currently available under the Contract, but we may add or remove Investment Options from your Contract in the future. If we do, we will provide written notice regarding changes to the Investment Option groupings.


PB VALUE
GMIB and/or GPWB Payments under the PRIME Plus Benefit are based on the PB Value. YOU CAN ONLY ACCESS THE PB VALUE BY EXERCISING THE GMIB OR GPWB.

The PB Value before the date of any Owner's death or exercise of the GPWB is equal to either:
o the 7% AIA;
o the MAV; or
o the Contract Value.

If you exercise the GMIB, the PB Value is equal to the MAV if it is greater than the 7% AIA. However, if the 7% AIA is greater than the MAV, you can decide whether to set the PB Value equal to the 7% AIA or the MAV.

If you exercise the GPWB and select the 5% payment option, the PB Value is equal to the greater of: a) the MAV, b) the 7% AIA, or c) the Contract Value as of the most recent Contract Anniversary, less any withdrawals and adjusted for any Partial Annuitization taken since that anniversary. If you exercise the GPWB and select the 10% payment option the PB Value is equal to the greater of: a) the MAV, or b) the Contract Value as of the most recent Contract Anniversary, less any withdrawals and adjusted for any Partial Annuitization taken since that anniversary.

THE 7% AIA MAY BE MORE LIMITED THAN THE MAV BECAUSE:
o   the 7% AIA is subject to a maximum of two times Purchase Payments*;
o   under the GMIB, there are fewer available Annuity Options.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

o under the GPWB, you can only receive GPWB Payments of up to 5% of the PB Value each year.

* You can only make additional Purchase Payments during the first Contract Year.

IF YOU TAKE A GMIB PARTIAL ANNUITIZATION, THE 7% AIA AND MAV WILL DECREASE, BUT WILL CONTINUE TO BE CALCULATED. IF YOU TAKE A GMIB FULL ANNUITIZATION OR EXERCISE THE GPWB, WE WILL ESTABLISH A PB VALUE AND THE 7% AIA AND MAV WILL CEASE TO EXIST. AFTER YOU EXERCISE THE GPWB, ONLY THE PB VALUE WILL REMAIN AND CONTINUE TO BE CALCULATED.


7% AIA RESETS
Before the older Owner's 80th birthday and before you exercise either the GPWB or GMIB, you can elect to reset the 7% AIA to equal the Contract Value if that amount is greater than the 7% AIA on any Contract Anniversary. You cannot request a reset: a) after the older Owner reaches age 80, b) after you exercise the GPWB or GMIB (including taking a GMIB Partial Annuitization), c) after you take a Full Annuitization, or d) if the Contract Value is less than the 7% AIA. IF YOU RESET THE 7% AIA, YOU WILL HAVE TO WAIT SEVEN CONTRACT YEARS FROM THE RESET ANNIVERSARY BEFORE YOU CAN BEGIN GMIB OR GPWB PAYMENTS. You can request a reset within 30 days following a Contract Anniversary. If your request is in good order we will process it as of the current Contract Anniversary* and we will increase the 7% AIA to equal the Contract Value on that anniversary. If you reset the 7% AIA, on the reset anniversary we will change the additional M&E charge for the PRIME Plus Benefit to the additional M&E charge that is in effect for a newly issued Contract as of the reset anniversary. We guarantee that the M&E charge will not be more than the maximum M&E charge for Contracts with the PRIME Plus Benefit that is set forth in the Fee Tables. If we change the M&E charge we will change the number of Accumulation Units so that the Contract Value on the reset anniversary will remain the same. Because the performance of the Investment Options causes the Accumulation Unit values to fluctuate, the adjustment to the number of Accumulation Units may be positive or negative.


* Or on the next Business Day if the Contract Anniversary is not a Business Day.

CALCULATING THE 7% ANNUAL INCREASE AMOUNT (AIA)
If the rider effective date is the Issue Date, the 7% AIA on the Issue Date is equal to the Purchase Payment received on the Issue Date. If the rider effective date occurs after the Issue Date, or if you reset the 7% AIA, the 7% AIA on the rider effective date or reset anniversary is equal to the Contract Value on that date.

On each Business Day other than a Contract Anniversary, the 7% AIA is equal to:

o   its value on the immediately preceding Business Day,
o   plus any additional Purchase Payments* received that day,
o reduced proportionately by the percentage of Contract Value withdrawn that day (including any withdrawal charge),
o reduced proportionately by the percentage of Contract Value applied to a traditional Partial Annuitization that day, and o if you took a GMIB Partial Annuitization that day based on the:
    - 7% AIA, we will reduce the 7% AIA by the dollar amount applied to GMIB Payments.
    - MAV, we will reduce the 7% AIA proportionately by the percentage of the MAV applied to GMIB Payments.

* You can only make additional Purchase Payments during the first Contract Year.

On each Contract Anniversary before the older Owner's 81st birthday,** the 7% AIA is equal to its value on the immediately preceding Business Day increased by 7%. We then process any transactions we received on that Contract Anniversary (such as withdrawals and Partial Annuitizations) in the same way that we do on each Business Day other than a Contract Anniversary.

Beginning with the Contract Anniversary that occurs on or after the older Owner's 81st birthday,** we calculate the 7% AIA in the same way that we do on each Business Day other than a Contract Anniversary.

** If the Contract is owned by a non-individual (for example, a qualified plan or trust), we will use the Annuitant's age.

WE LIMIT THE 7% AIA TO THE FOLLOWING MAXIMUM.
If the rider effective date is the Issue Date, the 7% AIA cap on the Issue Date is equal to two times the initial Purchase Payment received on the Issue Date. If the rider effective date occurs after the Issue Date, or if you reset the 7% AIA, the 7% AIA cap on the rider effective date or reset anniversary is equal to two times the Contract Value on that date.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

After the rider effective date or reset anniversary, the value of the 7% AIA cap will change if you make an additional payment or take a withdrawal or Partial Annuitization, as follows. The 7% AIA cap is equal to:
o   its value on the immediately preceding Business Day,
o   plus two times any additional Purchase Payments* received that day,
o reduced proportionately by the percentage of any Contract Value withdrawn that day (including any withdrawal charge),
o reduced proportionately by the percentage of any Contract Value applied to a traditional Partial Annuitization that day, and
o reduced proportionately by the percentage of the PB Value applied to a GMIB Partial Annuitization that day.

*   You can only make additional Purchase Payments during the first Contract
    Year.

CALCULATING THE MAXIMUM ANNIVERSARY VALUE (MAV)
If the rider effective date is the Issue Date, the MAV on the Issue Date is initially equal to the Purchase Payment received on the Issue Date. If the rider effective date is after the Issue Date, the MAV on the rider effective date is initially equal to the Contract Value on the rider effective date.

On each Business Day other than a Contract Anniversary, the MAV is equal to: o its value on the immediately preceding Business Day,

o   plus any additional Purchase Payments* received that day,
o reduced proportionately by the percentage of Contract Value withdrawn that day (including any withdrawal charge),
o reduced proportionately by the percentage of Contract Value applied to a traditional Partial Annuitization that day, and
o   if you take a GMIB Partial Annuitization that day based on the:
    - MAV, we will reduce the MAV by the dollar amount applied to GMIB Payments, and
    - the 7% AIA, we will reduce the MAV proportionately by the percentage of the 7% AIA applied to GMIB Payments.

*   You can only make additional Purchase Payments during the first Contract
    Year.

On each Contract Anniversary before the older Owner's 81st birthday,** the MAV is equal to the greater of its value on the immediately preceding Business Day, or the Contract Value that occurs on that Contract Anniversary before we process any transactions. We then process any transactions we received on that Contract Anniversary (such as withdrawals and Partial Annuitizations) in the same way that we do on each Business Day other than a Contract Anniversary.

Beginning with the Contract Anniversary that occurs on or after the older Owner's 81st birthday,** we calculate the MAV in the same way that we do on each Business Day other than a Contract Anniversary.

** If the Contract is owned by a non-individual (for example, a qualified plan or trust), we will use the Annuitant's age.

ANY WITHDRAWALS OR TRADITIONAL PARTIAL ANNUITIZATIONS YOU TAKE MAY REDUCE THE 7% AIA OR THE MAV BY MORE THAN THE AMOUNT WITHDRAWN OR ANNUITIZED. If the Contract Value at the time of withdrawal or annuitization is less than the 7% AIA (or MAV as appropriate), we will deduct more than the amount withdrawn or annuitized from the 7% AIA (or MAV).

IF YOU EXERCISE THE GPWB AND ELECT THE 5% PAYMENT OPTION, THE PB VALUE WILL ONLY INCREASE AFTER YOU BEGIN RECEIVING GPWB PAYMENTS AS A RESULT OF ANY STEP UPS. IF YOU EXERCISE THE GPWB AND ELECT THE 10% PAYMENT OPTION THE PB VALUE WILL STOP INCREASING ON THE DATE YOU BEGIN RECEIVING GPWB PAYMENTS. IN ADDITION, IF YOU EXERCISE THE GPWB, THE PB VALUE WILL DECREASE:

o on a dollar for dollar basis for withdrawals (GPWB Payments and Excess Withdrawals) that do not exceed the GPWB Maximum; and
o proportionately by the percentage of any Contract Value (including any withdrawal charge) for each withdrawal (GPWB Payments and Excess Withdrawals) you take that exceeds the GPWB Maximum.

Please see Appendix B for examples of the calculations of the PB Value.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

STEP UPS UNDER THE 5% GPWB PAYMENT OPTION
If you exercise the GPWB we will ask you to select either a 5% payment option or a 10% payment option. The payment option you select determines your GPWB Maximum (the largest annual GPWB Payment that is available each year). Under the 5% payment option the GPWB Maximum is 5% of the PB Value each year, and under the 10% payment option it is 10% of the PB Value each year.


The 5% GPWB Payment option contains an automatic step up feature. STEP UPS ARE NOT AVAILABLE UNDER THE 10% PAYMENT OPTION AND ARE NOT AVAILABLE AFTER THE OLDER OWNER REACHES AGE 91. The step up feature provides that on every third Contract Anniversary after you exercise the GPWB we will "lock in" any Contract gains that are present on a Contract Anniversary to the PB Value. In other words, if the Contract Value is greater than the remaining PB Value (the amount of money you are able to withdraw under the GPWB) on any third Contract Anniversary after you exercise the GPWB, we will increase the PB Value to equal the Contract Value.

Step ups will continue to happen automatically after you exercise the GPWB until the earliest of: a) the older Owner's 91st birthday,* or b) the PB Value is zero.


* If the Contract is owned by a non-individual (for example, a qualified plan or trust) we will use the Annuitant's age.

If we step up the PB Value we will also step up the GPWB Maximum to equal 5% of the increased PB Value if that amount is greater than the current GPWB Maximum. However, we will not automatically step up the GPWB Payment. If you wish to increase the amount of future year's GPWB Payments, you must submit a written request to our Service Center. A request to increase your GPWB Payment will not take effect until the next Contract Anniversary. (For more information, please see the discussion of "GPWB Payments" later in this section.)

Step ups will increase the total amount available to you under the GPWB. When the amount available to you is increased by a step up, the length of time over which you can receive GPWB Payments will also increase, unless you elect to increase your GPWB Payments. Step ups may or may not increase the GPWB Maximum, as demonstrated in Appendix C. Appendix C contains examples showing the effect of the step up available under the 5% payment option and the effect of an Excess Withdrawal on GPWB Payments.

USING THE PRIME PLUS BENEFIT
The GPWB guarantees a minimum amount of income in the form of partial withdrawals (GPWB Payments) during the Accumulation Phase. In addition, if you select the 5% GPWB Payment option we will increase (step up) the total amount of money you can withdraw (the PB Value) on every third Contract Anniversary after you exercise the GPWB and before the older Owner's 91st birthday to "lock in" any gains that are present in the remaining Contract Value as long as there is PB Value remaining in the Contract.

The GMIB guarantees a minimum amount of fixed income in the form of Annuity Payments (GMIB Payments) during the Annuity Phase. Depending on the Annuity Option you select, the GMIB can provide guaranteed lifetime income, but if the Annuitant(s) die shortly after the Income Date, the Payee may receive less than your investment in the Contract.

The GPWB and GMIB do not create Contract Value or guarantee the performance of any Investment Option. Please refer to the applicable rider to the Contract for the specific terms and conditions of the GPWB and GMIB. BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE IF THE GPWB AND GMIB ARE APPROPRIATE FOR YOUR SITUATION.

You must hold your Contract for seven complete Contract Years after the date the PRIME Plus Benefit is added to your Contract, or after the date of any 7% AIA reset, before you can exercise the GPWB or GMIB and you can only exercise the GPWB or GMIB within 30 days following a Contract Anniversary. You cannot exercise the GPWB or GMIB before the expiration of the seven year waiting period.

IF YOU EXERCISE THE GPWB:

o You can no longer remove the PRIME Plus Benefit from the Contract. o Partial Annuitizations are no longer available.
o The additional M&E charge for the PRIME Plus Benefit will continue until both the GPWB and GMIB terminate.
o If you have the Enhanced GMDB, the additional M&E charge for the Enhanced GMDB will continue as long as the Enhanced GMDB value is greater than zero.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

o The partial withdrawal privilege will no longer be available to you, however, you can still take GPWB Payments and Excess Withdrawals up to the annual GPWB Maximum without a withdrawal charge. Excess Withdrawals (including a full withdrawal of the Contract Value) are available while you are receiving GPWB Payments, however, amounts withdrawn in excess of the annual GPWB Maximum (including GPWB Payments) are subject to a withdrawal charge as set out in section 7, Expenses - Withdrawal Charge.
o The systematic withdrawal and minimum distribution programs will no longer be available to you and if you are participating in these programs, your participation will stop.
o The Contract Value will continue to fluctuate as a result of market performance, and it will decrease on a dollar for dollar basis with each GPWB Payment and any Excess Withdrawals.
o The GMDB value will no longer increase, and each GPWB Payment and any Excess Withdrawals will reduce the GMDB value proportionately by the percentage of Contract Value withdrawn.
o The PB Value will no longer increase if you elect the 10% payment option and 7% AIA resets will no longer be available.
o If you elect the 5% payment option, the PB Value may increase ("step up") on every third Contract Anniversary after you exercise the GPWB and before the older Owner's 91st birthday as long as there is PB Value. If we step up the PB Value we may also step up the GPWB Maximum.
o Each withdrawal (GPWB Payment and/or Excess Withdrawal) will reduce the PB Value as follows:
    - withdrawals taken during the Contract Year that do not exceed the GPWB Maximum will reduce the PB Value on a dollar for dollar basis,
    - withdrawals taken during the Contract Year that do exceed the GPWB Maximum will reduce the PB Value proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge).

Excess Withdrawals will not affect the GPWB Payment amount or frequency, but they may decrease the time over which you will receive GPWB Payments.

IF YOU EXERCISE A GMIB UNDER A FULL ANNUITIZATION:

o You can no longer remove the PRIME Plus Benefit from the Contract and 7% AIA resets will no longer be available.
o   The Accumulation Phase will end and the Annuity Phase will begin.
o The portion of the Contract that you apply to the GMIB will no longer be subject to the M&E charge, but any portion of the Contract that has been applied to variable Traditional Annuity Payments will continue to be subject to a 1.00% M&E charge.
o   If you have not exercised the GPWB it will no longer be available to you.
o If you exercised the GPWB, GPWB Payments will stop and the GPWB will terminate.
o   The GMDB will terminate.

IF YOU EXERCISE A GMIB UNDER A PARTIAL ANNUITIZATION*:

o You can no longer remove the PRIME Plus Benefit from the Contract and 7% AIA resets will no longer be available.
o   The Annuity Phase will begin and the Accumulation Phase will continue.
o The portion of the Contract that you apply to the GMIB will no longer be subject to the M&E charge, but any portion of the Contract that is in the Accumulation Phase or that has been applied to variable Traditional Annuity Payments will continue to be subject to the appropriate M&E charge.
o   The GPWB will continue to be available to you.
o The Partial Annuitization will reduce the Contract Value and GMDB value proportionately by the percentage of PB Value you apply to the GMIB.
o GMIB Payments will not affect the Contract Value available under the portion of the Contract that is in the Accumulation Phase.

* Not available after you exercise the GPWB, or if the PB Value is less than the Contract Value.

In addition, if you exercise the GPWB after taking a GMIB Partial Annuitization, all payments (GMIB Payments and GPWB Payments) will be treated as withdrawals and not annuity payments for tax purposes. However, once the entire Contract Value has been applied to Annuity Payments, we intend to treat all Annuity Payments we make after that as annuity payments (and not withdrawals) for tax purposes.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

Under the PRIME Plus Benefit the Owner controls:

o   when to exercise a benefit,
o   which benefit(s) to exercise,
o the amount of the GPWB Payment (subject to the GPWB Maximum) and Excess Withdrawals from the portion of the Contract that is in the Accumulation Phase,*
o   the frequency of GPWB Payments,* and
o   whether to stop or restart GPWB Payments on an annual basis.

* Owners do not have this flexibility under the GMIB.

GPWB PAYMENTS
In order to begin receiving GPWB Payments, you must submit a GPWB Payment election form to our Service Center after the expiration of the seven-year waiting period and within 30 days following a Contract Anniversary. GPWB Payments will not begin until your request has been received at our Service Center and determined to be in good order.


If you exercise the GPWB, we will ask you to select either the 5% payment option or the 10% payment option. ONCE YOU SELECT A PAYMENT OPTION, YOU CANNOT CHANGE IT. The payment option you select determines the GPWB Maximum, the PB Value and whether or not you will receive an automatic increase or "step up" feature. The GPWB Maximum is the largest annual GPWB Payment that is available to you each Contract Year. Under the 5% payment option the GPWB Maximum is 5% of the PB Value each year, and under the 10% payment option it is 10% of the PB Value each year. Under the 5% payment option, the PB Value is the greater of the MAV, 7% AIA, or the Contract Value. Under the 10% payment option, the PB Value is the greater of the MAV or Contract Value. The 5% payment option contains an automatic step up* feature. Step ups are not available under the 10% payment option.


* See "Step Ups Under the 5% GPWB Payment Option" earlier in this section.

If you exercise the GPWB, we will also ask you to select the amount of the annual GPWB Payment you would like to receive subject to the GPWB Maximum. You cannot request GPWB Payments that would exceed the GPWB Maximum in a given Contract Year. Because GPWB Payments are non-cumulative, if you elect to receive less than the GPWB Maximum in a given year, it will not carry over to the next Contract Year.

IF YOU REQUEST AN EXCESS WITHDRAWAL WHILE YOU ARE RECEIVING GPWB PAYMENTS AND THE AMOUNT YOU REQUEST PLUS YOUR GPWB PAYMENTS EXCEEDS THE ANNUAL GPWB MAXIMUM, THE AMOUNT THAT EXCEEDS THE GPWB MAXIMUM WILL BE SUBJECT TO ANY APPLICABLE WITHDRAWAL CHARGE* AND WILL REDUCE:

o   the Contract Value,
o the PB Value (which determines the amount available for future GPWB Payments and/or future GMIB Payments), and
o   the GMDB value.

* Amounts paid as part of a required minimum distribution are never subject to a withdrawal charge.


Excess Withdrawals will not affect the GPWB Payment amount or frequency, but they may decrease the time over which you will receive GPWB Payments. If you take no Excess Withdrawals while the GPWB is in effect, we would pay the PB value to you:


o within ten years if you elect the 10% payment option and take the maximum allowable payment each year.
o within 20 years if you elect the 5% payment option and take the maximum allowable payment each year (assuming no step ups).


You can elect to receive GPWB Payments on an annual, semi-annual, quarterly, or monthly basis. If the scheduled GPWB Payment date does not fall on a Business Day, we will make payment to you on the next Business Day. Each GPWB Payment will be equal to the annual GPWB Payment divided by the number of payments you elected to receive during the Contract Year, until the PB Value is less than the GPWB Payment amount. Once the PB Value is less than the GPWB Payment amount, you will receive one last GPWB Payment that will be equal to the remaining PB Value.


The initial GPWB Payment must be at least $100. If we are unable to structure the initial GPWB Payment so that it is at least $100, the GPWB will not be available to you and we will contact you to discuss alternate arrangements.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

Once each Contract Year, you can elect to:
o   change the frequency of next year's GPWB Payments.
o   change the amount of next year's GPWB Payment subject to the GPWB Maximum.
o   stop GPWB Payments for the next GPWB Year.

You must provide notice of any of these requested changes to GPWB Payments to our Service Center at least 30 days before a Contract Anniversary. We will effect any change on the Contract Anniversary and the change will remain in effect for the entire following Contract Year.

The following changes* are available at any time and will be effective when your request is received in good order at our Service Center.

o Stop GPWB Payments completely and have us make GMIB Payments under a Full Annuitization based on the entire remaining PB Value.
o Stop GPWB Payments completely and take an Excess Withdrawal of the entire Contract Value (less any withdrawal charge and any deduction we make to reimburse ourselves for premium tax).
o Stop GPWB Payments completely and have us make Traditional Annuity Payments under a Full Annuitization based on the entire Contract Value (less any deductions we make to reimburse ourselves for premium tax).

* These changes will cause the GPWB to terminate. For more details, see "Removing the PRIME Plus Benefit From Your Contract" earlier in this section.

In addition, if you request an Excess Withdrawal while you are receiving GPWB Payments you can instruct us to stop GPWB Payments that are due for the remainder of the Contract Year at the time you request the Excess Withdrawal.

We will deduct each GPWB Payment pro rata from the Investment Choices. We will continue to allocate the Contract Value among the Investment Choices according to your instructions while the GPWB is in effect. You can also continue to make transfers between the Investment Options (subject to certain restrictions**) while the GPWB is in effect.

** For more information, see "Allocation and Transfer Restrictions Under the PRIME Plus Benefit" earlier in this section and section 5, Investment Options - Transfers.

You can continue to receive GPWB Payments until the PB Value is exhausted or the GPWB terminates, even if you have no remaining Contract Value. If there is Contract Value remaining after you exhaust the PB Value, you can elect to either:

o receive a lump sum payment of the entire remaining Contract Value (less any withdrawal charges and any deduction we make for premium taxes), the Accumulation Phase of the Contract will end, and the Contract will terminate+; or
o request Traditional Annuity Payments under a Full Annuitization based on the entire remaining Contract Value (less any deduction we make for premium taxes).

We will send you notice at least 30 days before the last GPWB Payment date to ask for your instructions. If we do not receive any instructions from you by the date we make the last GPWB Payment, we will pay you the entire remaining Contract Value (less any withdrawal charges and any deductions we make for premium tax) in a lump sum, the Accumulation Phase of the Contract will end, and the Contract will terminate+.

+ If you took a Partial Annuitization, those portions of the Contract will continue and we will continue to make Annuity Payments as provided for in the selected Annuity Option.

TAXATION OF GPWB PAYMENTS
GPWB Payments are withdrawals and will be treated as such for tax purposes. This means that for Non-Qualified Contracts, Contract gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. For Qualified Contracts, the entire GPWB Payment will most likely be subject to ordinary income tax. In addition, GPWB Payments may be subject to premium taxes and if any Owner is younger than age 59 1/2, any Contract earnings in the GPWB Payments we make may also be subject to a 10% federal penalty tax. GPWB Payments are not subject to a withdrawal charge as long as you withdraw no more than your GPWB Maximum in any Contract Year. However, if you take an Excess Withdrawal and exceed your annual GPWB Maximum, the amount that exceeds the GPWB Maximum (including GPWB Payments) will be subject to a withdrawal charge* based on the date of Purchase Payment receipt as indicated in section 7, Expenses - Withdrawal Charge.

* Amounts paid as part of a required minimum distribution are never subject to a withdrawal charge.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

TERMINATION OF THE GPWB
THE GPWB WILL TERMINATE UPON THE EARLIEST OF:

o   termination of the PRIME Plus Benefit rider,
o   the Business Day you take an Excess Withdrawal of the entire Contract Value,
o   the Business Day that the PB Value and Contract Value are both zero,
o   the Business Day before the Income Date that you take a Full Annuitization,
o   Contract termination, or
o the death of any Owner (unless the deceased Owner's spouse continues the Contract as the new Owner).

GMIB PAYMENTS
The annuity income protection provided by the GMIB will apply only under the following circumstances.

o Your Income Date must be within 30 days following a Contract Anniversary beginning seven Contract Years after the date the PRIME Plus Benefit is added to your Contract, or seven Contract Years after the date of any 7% AIA reset.
o GMIB Payments can only be made as fixed payments, regardless of the Annuity Option* you select.
o Annuity Option 6* is only available if the PB Value is the MAV and the duration of the period certain must be at least ten years.
o If the PB Value is the 7% AIA, your available Annuity Options* are restricted to Annuity Option 2 or 4 and the duration of the period certain must be at least ten years.
o   We will base all GMIB Payments on an interest rate of 1% per year.


* For more information see section 3, The Annuity Phase - Annuity Options.


In order to begin receiving monthly GMIB Payments, you must submit an income option election form to our Service Center after the expiration of the seven-year waiting period and within 30 days following a Contract Anniversary. GMIB Payments will begin after your request has been received at our Service Center and is determined to be in good order. We will make GMIB Payments to you beginning on the 30th day after your Contract Anniversary. If the scheduled GMIB Payment date does not fall on a Business Day, we will make payment to you on the next Business Day.


Under the GMIB you can take either a Full Annuitization, or before you exercise the GPWB, or you can take Partial Annuitization(s) if the PB Value is greater than the Contract Value. Any GMIB Partial Annuitization will reduce the Contract Value and GMDB value proportionately by the percentage of PB Value you apply to the GMIB. If you take a Partial Annuitization you cannot:

o transfer any amounts you allocated to GMIB Payments back to any portion of the Contract that is in the Accumulation Phase;
o   transfer amounts from one Annuity Payment stream to another; or
o allocate additional PB Value (or Contract Value) to an existing stream of Annuity Payments.

You can elect to receive GMIB Payments on an annual, semi-annual, quarterly, or monthly basis. Each GMIB Payment will be equal to the annual GMIB Payment divided by the number of payments you elected to receive during the Contract Year. If the scheduled GMIB Payment date does not fall on a Business Day, we will make payment to you on the next Business Day.

AMOUNT USED TO CALCULATE GMIB PAYMENTS
The GMIB guarantees that the GMIB Payments will be equal to the guaranteed fixed payout rates applied to the PB Value. There may be situations where the PB Value is greater than the Contract Value, but the GMIB Payments are less than fixed Traditional Annuity Payments based on the Contract Value. This may occur because the guaranteed fixed payout rates available with the GMIB may be less than the current fixed payout rates that are otherwise available under Traditional Annuity Payments. We will base your Annuity Payments on whichever amount (PB Value or Contract Value) produces the greatest payment. However, if we use the Contract Value and the current fixed payout rates to calculate Traditional Annuity Payments, you will have incurred higher Contract expenses without receiving any explicit benefit from the GMIB.

While the 7% AIA may be larger than the MAV, it may produce a lower GMIB Payment because under the 7% AIA you have fewer available Annuity Options.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

If the GMIB Payment available under the 7% AIA would always be less than the GMIB Payment available under the MAV, we will base GMIB Payments on the amount that produces the largest payment. However, it is possible that the GMIB Payments under the 7% AIA may be more or less than the GMIB Payments available under the MAV depending on the Annuity Option you select. In these instances we will allow you to select the amount we use to calculate GMIB Payments and the Annuity Option that you feel is most appropriate.

TAXATION OF GMIB PAYMENTS
If you take a GMIB Partial Annuitization, GMIB Payments will be treated as withdrawals and not annuity payments for tax purposes. This means that for tax purposes, any Contract earnings in the entire Contract will be considered to be distributed before Purchase Payments and may be subject to ordinary income tax and a 10% federal penalty tax. For Non-Qualified Contracts, gains are generally subject to ordinary income tax and Purchase Payments are not. For Qualified Contracts, the entire GMIB Payment under a Partial Annuitization will most likely be subject to ordinary income taxes. For more information on Partial Annuitizations, please see section 3, The Annuity Phase - Partial Annuitizations.

If you take a Full Annuitization under the GMIB, GMIB Payments should be treated as annuity payments for tax purposes. If you take a GMIB Partial Annuitization, GMIB Payments should be treated as annuity payments (and not withdrawals) for tax purposes ONLY after the Income Date on which you have applied the entire remaining Contract Value to Annuity Payments under the GMIB and/or Traditional Annuity Payments, that is, the Income Date after the Contract has been fully annuitized. For Non-Qualified Contracts that have been fully annuitized, a portion of each payment may be treated as gains that are subject to tax as ordinary income, and the remaining portion of the payment will be considered to be a return of your investment and will not be subject to income tax. Once we have paid out all of your Purchase Payments, however, the full amount of each GMIB Payment will be subject to tax as ordinary income. For Qualified Contracts, the entire GMIB Payment will most likely be subject to tax as ordinary income. Once you apply the entire Contract Value to Annuity Payments, GMIB Payments will generally not be subject to the 10% federal penalty tax.

TERMINATION OF THE GMIB
IF YOU HAVE NOT EXERCISED THE GMIB, IT WILL TERMINATE UPON THE EARLIEST OF:

o   termination of the PRIME Plus Benefit rider,
o   the Business Day that the PB Value and Contract Value are both zero,
o the Business Day before the Income Date you take a Full Annuitization and request Traditional Annuity Payments,
o   Contract termination, or
o the death of any Owner (unless the deceased Owner's spouse continues the Contract as the new Owner).

IF YOU EXERCISE THE GMIB, EACH PORTION OF THE CONTRACT THAT YOU APPLY TO GMIB PAYMENTS WILL TERMINATE UPON THE EARLIEST OF:


o   under Annuity Options 1 and 3, the death of the last surviving Annuitant;
o under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period*;
o under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund;
o   under Annuity Option 6, the expiration of the specified period certain;
o   termination of the PRIME Plus Benefit rider; or
o   Contract termination.


* If we make a lump sum payment of the remaining guaranteed GMIB Payments at the death of the last surviving Annuitant, this portion of the Contract will terminate upon payment of the lump sum.

REQUIRED MINIMUM DISTRIBUTIONS (RMDS) UNDER QUALIFIED CONTRACTS WITH THE PRIME PLUS BENEFIT
The GMIB and GPWB under the PRIME Plus Benefit may have limited usefulness if you purchase a Qualified Contract that is subject to a RMD. If your Contract includes the PRIME Plus Benefit and you do not exercise the GMIB on or before the date RMD payments must begin under a qualified plan, the Owner or Beneficiary may not be able to exercise the GMIB due to the restrictions imposed by the minimum distribution requirements. YOU SHOULD CONSIDER WHETHER THE GMIB IS APPROPRIATE FOR YOUR SITUATION IF YOU PLAN TO EXERCISE THE GMIB AFTER YOUR RMD BEGINNING DATE.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

You also cannot participate in the minimum distribution program available under this Contract if you elect to receive GPWB Payments. If you exercise the GPWB, we will ask you to select either the 5% payment option or the 10% payment option. ONCE YOU SELECT A PAYMENT OPTION, YOU CANNOT CHANGE IT. Therefore, under a Qualified Contract that is subject to RMDs, you may not be able to adjust your GPWB Payment to meet your required minimum distribution needs. If you own a Qualified Contract that is subject to RMDs and your RMD payment is greater than the GPWB Maximum, you will not be able to meet your RMD needs without taking Excess Withdrawals.

In addition, RMD payments will reduce your PB Value. WE ENCOURAGE PROSPECTIVE OWNERS WHO ARE CONSIDERING PURCHASING QUALIFIED CONTRACTS THAT ARE SUBJECT TO RMD PAYMENTS TO CONSULT A TAX ADVISER REGARDING THE PRIME PLUS BENEFIT.

--------------------------------------------------------------------------------
5. INVESTMENT OPTIONS
The Contract offers the Investment Options listed in the following table. Each Investment Option has its own investment objective. In the future, we may add, eliminate or substitute Investment Options. Depending on market conditions, you can gain or lose value by investing in the Investment Options.

YOU SHOULD READ THE INVESTMENT OPTIONS' PROSPECTUSES CAREFULLY. The Investment Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. For example, an Investment Option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow. The operation of the Investment Options and the various risks associated with the Investment Options are described in the Investment Options' prospectuses. TO OBTAIN A CURRENT PROSPECTUS FOR ANY OF THE INVESTMENT OPTIONS, CALL EITHER YOUR REGISTERED REPRESENTATIVE OR US (AT THE TOLL FREE PHONE NUMBER LISTED AT THE BACK OF THIS PROSPECTUS). We will send copies of the Investment Options' prospectuses to you when we issue the Contract.

Certain Investment Options issue two or more classes of shares and certain share classes may have Rule 12b-1 expenses. The classes of shares currently offered by this Contract are listed in the table of annual operating expenses for each Investment Option that appears in Appendix A. For more information about share classes, see the Investment Options' prospectuses.

Currently, the Investment Options are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. The names, investment objectives and policies of certain Investment Options may be similar to the names, investment objectives and policies of other portfolios that the same investment advisers manage. Although the names, objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such portfolios. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Options have the same names, investment advisers, objectives and policies.

The AZL FusionPortfolios are offered by the Allianz Variable Insurance Products Fund of Funds Trust. Each of the AZL FusionPortfolios is a "fund of funds" and diversifies its assets by investing in the shares of several other affiliated mutual funds. Upon receipt of regulatory approval, each AZL FusionPortfolio may also be permitted to invest in unaffiliated underlying mutual funds and other types of investments.

The AZL FusionPortfolios seek to achieve their investment objective through investment in a combination of underlying investments through an analysis that includes the implementation of a strategic asset allocation recommendation provided by Morningstar(R) Associates, LLC (Morningstar). Morningstar serves as a consultant to the manager, Allianz Life Advisers, LLC, with respect to selecting the underlying investments and the asset allocations among the underlying funds.

The underlying funds may pay 12b-1 fees to the distributor of the Contracts for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the AZL FusionPortfolios, and the AZL FusionPortfolios do not pay service fees or 12b-1 fees. The underlying funds of the AZL FusionPortfolios or their advisers may pay service fees to the insurance companies issuing variable contracts, or their affiliates, for providing

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------
customer service and other administrative services to contract purchasers. The amount of such service fees may vary depending on the underlying fund.

We offer other variable annuity contracts that may invest in the same Investment Options. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.

The following is a list of the Investment Options available under the Contract, the investment advisers and subadvisers for each Investment Option, the investment objectives for each Investment Option and the primary investments of each Investment Option.

                               INVESTMENT OPTIONS

---------------------------------------------- ------------------------------------ ---------------- -----------------------------

                                                          ASSET CATEGORIES
                                               ------------------------------------ ---------------- -----------------------------

Investment Management     Investment           SB S  CE   IT  HB  IE  L  L  L  S  M    Objective(s)       Primary Investments
Company                   Option               ho p  aq   ne  io  nq  a  a  a  m  i
                                               on e  su   tr  gn  tu  r  r  r  a  d
                                               rd c  hi   em  hd  ei  g  g  g  l  -
Adviser/Sub-Adviser                            ts i   v   r    s  rt  e  e  e  l  C
                                               -  a   a   mB  Y   ny              a
                                               T  l   l   eo  i   a   B  V  G  C  p
                                               e  t   e   dn  e   t   l  a  r  a
                                               r  y   n   id  l   i   e  l  o  p
                                               m      t   as  d   o   n  u  w
                                                          t       n   d  e  t
                                                          e       a         h
                                                                  l
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
AIM                    AZL AIM Basic                                     X            Long-term      At least 65% of total assets
                       Value Fund                                                     growth of      in equity securities of U.S.
                                                                                      capital        issuers that have market
Managed by Allianz                                                                                   capitalizations of greater
Life Advisers, LLC/                                                                                  than $500 million and that
A I M Capital                                                                                        the subadviser believes to
Management, Inc.                                                                                     be undervalued.

                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       AZL AIM                                    X                   Long-term      At least 80% of its assets
                       International                                                  growth of      in a diversified portfolio
                       Equity Fund                                                    capital        of international equity
                                                                                                     securities whose issuers
                                                                                                     are considered by the
                                                                                                     fund's subadviser to
                                                                                                     have strong earnings
                                                                                                     momentum.
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- ----------------------------
AZL Fusion             AZL Fusion                                                     Long-term      Allocation among the
                       Balanced Fund                                                  capital        underlying investments, to
Managed by Allianz                                                                    appreciation   achieve a range generally
Life Advisers, LLC                                                                    with           from 45% to 55% of assets in
                                                                                      preservation   equity funds with the
                                                                                      of capital     remaining balance invested
                                               X  X  X   X  X  X   X  X  X  X   X     as an          in fixed income funds.
                                                                                      important
                                                                                      consideration
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       AZL Fusion              X   X  X   X   X   X   X  X  X  X  X   Long-term      Allocation among the
                       Growth Fund                                                    capital        underlying investments, to
                                                                                      appreciation   achieve a range generally
                                                                                                     from 75% to 85% of assets
                                                                                                     in equity funds with the
                                                                                                     remaining balance invested
                                                                                                     infixed income funds.
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       AZL Fusion              X  X   X   X   X   X   X  X  X  X  X   Long-term      Allocation among the
                       Moderate Fund                                                  capital        underlying investments, to
                                                                                      appreciation   achieve arange generally
                                                                                                     from 60% to 70% of assets
                                                                                                     in equity funds with the
                                                                                                     remaining balance invested
                                                                                                     in fixed income funds.


---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- -------------- ------------------------------
COLUMBIA               AZL Columbia               X                                   Capital        At least 80% of its total net
Managed by Allianz     Technology Fund                                                Appreciation   assets in common stocks of
Life Advisers, LLC/                                                                                  U.S. and foreign technology
Columbia Management                                                                                  companies that may benefit
Advisors, LLC                                                                                       from technological improvements,
                                                                                                     advancements or developments.


---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- -------------- ------------------------------
Davis                  AZL Davis NY                                      X            Long-term      Invests the majority of
                       Venture Fund                                                   growth of      assets in equity securities
Managed by Allianz                                                                    capital        issued by large companies
Life Advisers, LLC/                                                                                  with market capitalizations
Davis Selected                                                                                       of at least $10 billion.
Advisers, L.P.
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

                                       38

---------------------------------------------- ------------------------------------ ---------------- -----------------------------

                                ASSET CATEGORIES
                                               ------------------------------------ ---------------- -----------------------------
Investment Management     Investment           SB S  CE   IT  HB  IE  L  L  L  S  M    Objective(s)       Primary Investments
Company                   Option               ho p  aq   ne  io  nq  a  a  a  m  i
                                               on e  su   tr  gn  tu  r  r  r  a  d
                                               rd c  hi   em  hd  ei  g  g  g  l  -
Adviser/Sub-Adviser                            ts i   v   r    s  rt  e  e  e  l  C
                                               -  a   a   mB  Y   ny              a
                                               T  l   l   eo  i   a   B  V  G  C  p
                                               e  t   e   dn  e   t   l  a  r  a
                                               r  y   n   id  l   i   e  l  o  p
                                               m      t   as  d   o   n  u  w
                                                          t       n   d  e  t
                                                          e       a         h
                                                                  l
---------------------------------------------- ------------------------------------ ---------------- -----------------------------
Managed by Davis       Davis VA                    X                                  Long-term      At least 80% in common stock
Advisors               Financial                                                      growth of      of companies "principally
                       Portfolio                                                      capital        engaged" in financial
                                                                                                     services.
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
Dreyfus                AZL Dreyfus                                          X         Long-term      Primarily invests in common
                       Founders                                                       growth of      stocks of large,
                       Equity Growth                                                  capital and    well-established and mature
                       Fund                                                           income         companies. Normally invests
                                                                                                     at least 80% of its net
                                                                                                     assets in stocks that are
Managed by Allianz                                                                                   included in a widely
Life Advisers, LLC/                                                                                  recognized index of stock
Founders Asset                                                                                       market performance. May
Management LLC                                                                                       invest in non-dividend
                                                                                                     paying companies if they
                                                                                                     offer better prospects for
                                                                                                     capital appreciation. May
                                                                                                     invest up to 30% of its
                                                                                                     total assets in foreign
                                                                                                     securities.
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
Managed by Allianz     AZL Dreyfus                                             X      Seeks          Normally invests at least
Life Advisers, LLC/    Premier Small                                                  long-term      80% of its net assets in
The Dreyfus            Cap Value Fund                                                 growth of      stocks of small U.S.
Corporation                                                                           capital        companies.

---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
Managed by The         Dreyfus IP                                              X      Match          Invests in a representative
Dreyfus Corporation    Small Cap                                                      performance    sample of stocks included in
                       Stock Index                                                    of the         the S&P Small Cap 600 Index,
                       Portfolio                                                      Standard &     and in futures whose
                                                                                      Poor's Small   performance is related to
                                                                                      Cap 600 Index  the index, rather than
                                                                                                     attempt to replicate the
                                                                                                     index.
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       Dreyfus Stock                                  X               Match total    Invests in all 500 stocks in
                       Index Fund,                                                    return of      the S&P 500 in proportion to
                       Inc.                                                           the S&P 500    their weighting in the index.
                                                                                      Composite
                                                                                      Stock Price
                                                                                      Index
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
Franklin Templeton     AZL Franklin                                            X      Long-term      At least 80% of its net
                       Small Cap                                                      total return   assets in investments of
                       Value Fund                                                                    small capitalization
Managed by Allianz                                                                                   companies with market
Life Advisers, LLC/                                                                                  capitalizations similar to
Franklin Advisory                                                                                    those that comprise the
Services, LLC                                                                                        Russell 2500 index at the
                                                                                                     time of purchase.


---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
Managed by Franklin    Franklin                    X                                  Capital        At least 80% of net assets
Advisers, Inc.         Global                                                         appreciation   in investments of
                       Communications                                                 and current    communications companies
                       Securities Fund                                                income         anywhere in the world and
                                                                                                     normally invests primarily
                                                                                                     to predominantly in equity
                                                                                                     securities.
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       Franklin                                          X            Capital        Invests predominantly in a
                       Growth and                                                     appreciation,  broadly diversified
                       Income                                                         with current   portfolio of equity
                       Securities Fund                                                income as a    securities that the Fund's
                                                                                      secondary      manager considers to be
                                                                                      goal           financially strong but
                                                                                                     undervalued by the market.
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       Franklin High                           X                      High current   Invests primarily to
                       Income Fund                                                    income with    predominantly in high yield,
                                                                                      capital        lower quality debt
                                                                                      appreciation   securities.
                                                                                      as a
                                                                                      secondary
                                                                                      goal
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       Franklin                    X                                  Maximize       Normally invests in debt and
                       Income                                                         income while   equity securities, including
                       Securities Fund                                                maintaining    corporate, foreign and U.S.
                                                                                      prospects      Treasury bonds and stocks
                                                                                      for capital    with dividend yields the
                                                                                      appreciation   manager believes are
                                                                                                     attractive.
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

                                       39

                                                         ASSET CATEGORIES
                                               ------------------------------------ ---------------- -----------------------------
Investment Management     Investment           SB S  CE   IT  HB  IE  L  L  L  S  M    Objective(s)       Primary Investments
Company                   Option               ho p  aq   ne  io  nq  a  a  a  m  i
                                               on e  su   tr  gn  tu  r  r  r  a  d
                                               rd c  hi   em  hd  ei  g  g  g  l  -
Adviser/Sub-Adviser                            ts i   v   r    s  rt  e  e  e  l  C
                                               -  a   a   mB  Y   ny              a
                                               T  l   l   eo  i   a   B  V  G  C  p
                                               e  t   e   dn  e   t   l  a  r  a
                                               r  y   n   id  l   i   e  l  o  p
                                               m      t   as  d   o   n  u  w
                                                          t       n   d  e  t
                                                          e       a         h
                                                                  l
---------------------------------------------- ------------------------------------ ---------------- ----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       Franklin Large                                 X               Capital        At least 80% of net assets
                       Cap Growth                                                     appreciation   in investments of large
                       Securities Fund                                                               capitalization companies,
                                                                                                     predominantly in equity
                                                                                                     securities. For this Fund,
                                                                                                     large cap companies are
                                                                                                     with market cap values
                                                                                                     within those of the top
                                                                                                     50% of companies in the
                                                                                                     Russell 1000 Index, at the
                                                                                                     time of purchase.
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- -------------- ------------------------------
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- -------------- ------------------------------
Managed by Franklin    Franklin U.S.            X                                     Income         At least 80% of its net
Advisers, Inc.         Government Fund                                                               assets in U.S. government
                                                                                                     securities, primarily fixed
                                                                                                     and variable rate
                                                                                                     mortgage-backed securities,
                                                                                                     a substantial portion of
                                                                                                     which are Ginnie Maes.
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------


                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       Franklin Zero                       X                          As high an     At least 80% of net assets
                       Coupon Fund                                                    investment     in zero coupon debt
                       2010                                                           return as is   securities and normally
                                                                                      consistent     invests primarily to
                                                                                      with capital   predominantly in U.S.
                                                                                      preservation   Treasury issue stripped
                                                                                                     securities and stripped
                                                                                                     securities issued by the
                                                                                                     U.S. government or its
                                                                                                     agencies and authorities. The
                                                                                                     fund will mature in December of
                                                                                                     2010 and will then no longer be
                                                                                                     available as an Investment
                                                                                                     Option under the Contract. For
                                                                                                     additional information
                                                                                                     regarding the maturity of the
                                                                                                     fund, please see the Franklin
                                                                                                     Zero Coupon Fund prospectus.
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------


---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
Managed by Franklin    Mutual                                      X                  Capital        Invests mainly in U.S. and
Mutual Advisers, LLC   Discovery                                                      appreciation   foreign equity securities,
                       Securities Fund                                                               and substantially in
                                                                                                     undervalued stocks and  to
                                                                                                     a lesser extent in risk
                                                                                                     arbitrage securities and
                                                                                                     distressed companies.
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- -------------- -----------------------------
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- ----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- -------------- ------------------------------
                       Mutual Shares                                     X            Capital        Invests mainly in equity
                       Securities Fund                                                appreciation,  securities, and
                                                                                      with income    substantially in undervalued
                                                                                      as a           stocks and to a lesser
                                                                                      secondary      extent in risk arbitrage
                                                                                      goal           securities and distressed
                                                                                                     companies.
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- -------------- ------------------------------
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- -------------- ------------------------------
Managed by Templeton   Templeton                   X                                  Long-term      At least 80% of net assets
Asset Management,      Developing                                                     capital        in emerging market
Ltd.                   Markets                                                        appreciation   investments, and invests
                       Securities Fund                                                               primarily to predominantly
                                                                                                     in equity securities.
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- -------------- ------------------------------
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- -------------- ------------------------------
Managed by Templeton   Templeton                                   X                  Long-term      Invests primarily in equity
Global Advisors        Growth                                                         capital        securities of companies
Limited                Securities Fund                                                growth         located anywhere in the
                                                                                                     world, including those in
                                                                                                     the U.S. and in emerging
                                                                                                     markets.
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- -------------- ------------------------------
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- -------------- ------------------------------
Jennison               AZL Jennison                                   X               Long-term      At least 80% of its total
                       20/20 Focus                                                    growth of      assets in up to 40
                       Fund                                                           capital        equity-related securities of
                                                                                                     U.S. companies that the
Managed by Allianz                                                                                   subadviser believes have
Life Advisers,                                                                                       strong capital appreciation
LLC/Jennison                                                                                         potential.
Associates LLC
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- -------------- ------------------------------

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

                                       40

                                                         ASSET CATEGORIES
                                               ------------------------------------ ---------------- -----------------------------
Investment Management     Investment           SB S  CE   IT  HB  IE  L  L  L  S  M    Objective(s)       Primary Investments
Company                   Option               ho p  aq   ne  io  nq  a  a  a  m  i
                                               on e  su   tr  gn  tu  r  r  r  a  d
                                               rd c  hi   em  hd  ei  g  g  g  l  -
Adviser/Sub-Adviser                            ts i   v   r    s  rt  e  e  e  l  C
                                               -  a   a   mB  Y   ny              a
                                               T  l   l   eo  i   a   B  V  G  C  p
                                               e  t   e   dn  e   t   l  a  r  a
                                               r  y   n   id  l   i   e  l  o  p
                                               m      t   as  d   o   n  u  w
                                                          t       n   d  e  t
                                                          e       a         h
                                                                  l
---------------------------------------------- ------------------------------------ ---------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- -------------- ------------------------------
                       AZL Jennison                                      X            Long-term      At least 65% of its total
                       Growth Fund                                                    growth of      assets in equity-related
                                                                                                     capital securities of companies
                                                                                                     that exceed $1 billion in
                                                                                                     market capitalization at the
                                                                                                     time of investment and that
                                                                                                     the subadviser believes have
                                                                                                     above-average growth prospects.
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
Legg Mason             AZL Legg Mason                                       X         Maximum        Invests primarily in common
                       Growth Fund                                                    long-term      stocks or securities
                                                                                      capital        convertible into or
Managed by Allianz                                                                    appreciation   exchangeable for common
Life Advisers,                                                                        with minimum   stock. May invest up to 25%
LLC/Legg Mason                                                                        long-term      of total assets in foreign
Capital Management,                                                                   risk to        securities.
Inc.                                                                                  principal
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       AZL Legg Mason                                 X               Long-term      Invests primarily in equity
                       Value Fund                                                     growth of      securities that, in the
                                                                                      capital        subadviser's opinion, offer
                                                                                                     the potential for capital
                                                                                                     growth.
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
Neuberger Berman       AZL Neuberger                                              X   Long-term      Invests mainly in common
                       Berman Regency                                                 growth of      stocks of mid-cap companies,
Managed by Allianz     Fund                                                           capital        with a total market
Life Advisers,                                                                                       capitalization within the
LLC/Neuberger Berman                                                                                 range of the Russell Midcap
Management Inc.                                                                                      Index.

---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------


                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
Oppenheimer Capital    AZL                                                     X      Capital        At least 65% of its assets
                       OCC Opportunity                                                appreciation   in common stockes of "growth"
                       Fund                                                                          companies with market
                                                                                                     capitalizations of less than
                                                                                                     $2 billion at the time of
                                                                                                     investment.


                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       AZL OCC                                                    X   Long-term      At least 65% of total assets
                       Renaissance                                                    growth of      in common stocks of
                       Fund                                                           capital and    companies with below-average
                                                                                      income         valuations whose business
Managed by Allianz                                                                                   fundamentals are expected to
Life Advisers,                                                                                       improve.
LLC/Oppenheimer
Capital LLC
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       AZL OCC Value                                     X            Long-term      At least 65% of its total
                       Fund                                                           growth of      assets in common stocks of
                                                                                      capital and    companies with market
                                                                                      income         capitalizations of more than
                                                                                                     $5 billion at the time of
                                                                                                     investment.
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- ----------------------------
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
Managed by             OpCap Mid Cap                                              X   Long-term      Invests at least 80% of its
Oppenheimer Capital    Portfolio                                                      capital        net assets in equity
LLC                                                                                   appreciation   securities of companies with
                                                                                                     market capitalizations
                                                                                                     between $500 million and $8
                                                                                                     billion at the time of
                                                                                                     purchase that the adviser
                                                                                                     believes are undervalued.
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
Oppenheimer Funds      AZL                         X                                  Aggressive     Invests at least 80% of its
                       Oppenheimer                                                    capital        net assets in equity
                       Developing                                                     appreciation   securities of issuers
                       Markets Fund                                                                  throughout the world whose
                                                                                                     principal activities are in
 Managed by Allianz                                                                                  at least three developing
 Life Advisers, LLC/                                                                                 markets.
 OppenheimerFunds,
 Inc.
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       AZL                                        X                   Capital        Invests mainly in common
                       Oppenheimer                                                    appreciation   stocks of companies in the
                       Global Fund                                                                   U.S. and foreign countries,
                                                                                                     including countries with
                                                                                                     developed or emerging
                                                                                                     markets.
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       AZL                                        X                   Long-term      Common stocks of growth
                       Oppenheimer                                                    capital        companies that are domiciled
                       International                                                  appreciation   outside the U.S. or have
                       Growth Fund                                                                   their primary operations
                                                                                                     outside the U.S.
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

                                       41

                                                          ASSET CATEGORIES
                                               ------------------------------------ ---------------- -----------------------------
Investment Management     Investment           SB S  CE   IT  HB  IE  L  L  L  S  M    Objective(s)       Primary Investments
Company                   Option               ho p  aq   ne  io  nq  a  a  a  m  i
                                               on e  su   tr  gn  tu  r  r  r  a  d
                                               rd c  hi   em  hd  ei  g  g  g  l  -
Adviser/Sub-Adviser                            ts i   v   r    s  rt  e  e  e  l  C
                                               -  a   a   mB  Y   ny              a
                                               T  l   l   eo  i   a   B  V  G  C  p
                                               e  t   e   dn  e   t   l  a  r  a
                                               r  y   n   id  l   i   e  l  o  p
                                               m      t   as  d   o   n  u  w
                                                          t       n   d  e  t
                                                          e       a         h
                                                                  l
---------------------------------------------- ------------------------------------ ---------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       AZL                                            X               High total     Common stocks of U.S.
                       Oppenheimer                                                    return         companies of different
                       Main Street                                                                   capitalization ranges,
                       Fund                                                                          currently focusing on
                                                                                                     large-capitalization
                                                                                                     issuers.
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
PIMCO                  AZL PIMCO                   X                                  Exceed the     Invests substantially in
                       Fundamental                                                    total return   Research Affiliates
                       IndexPLUS                                                      of the S&P     Fundamental 1000 Index
                       Total Return                                                   500            derivateves, backed by a
                       Fund                                                                          portfolio of short and
Managed by by                                                                                        intermediate term fixed
Allianz Life                                                                                         income instruments.
Advisers,
LLC/Pacific
Investment
Management Company
LLC
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
Managed by Pacific     PIMCO VIT All               X                                  Maximum real   Invests in institutional
Investment             Asset Portfolio                                                return         class shares of the PIMCO
Management Company                                                                    consistent     Funds and does not invest
LLC                                                                                   with           directly in stocks or bonds
                                                                                      preservation   of other issuers.
                                                                                      of real
                                                                                      capital and
                                                                                      prudent
                                                                                      investment
                                                                                      management
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       PIMCO VIT                   X                                  Maximum real   Invests in commodity-linked
                       CommodityReal                                                  return         derivative instruments
                       Return                                                         consistent     backed by a portfolio of
                       Strategy                                                       with prudent   inflation-indexed securities
                       Portfolio                                                      investment     and other fixed income
                                                                                      management     instruments.
                        ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- ----------------------------
                       PIMCO VIT                          X                           Maximum        At least 80% of its assets
                       Emerging                                                       total          in fixed income instruments
                       Markets Bond                                                   return,        of issuers that economically
                       Portfolio                                                      consistent     are tied to countries with
                                                                                      with           emerging securities markets.
                                                                                      preservation
                                                                                      of capital
                                                                                      and prudent
                                                                                      investment
                                                                                      management
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       PIMCO VIT                          X                           Maximum        At least 80% of its assets
                       Global Bond                                                    total          in fixed income instruments
                       Portfolio                                                      return,        in at least 3 countries (one
                       (Unhedged)                                                     consistent     of which may be the U.S.),
                                                                                      with           which may be represented by
                                                                                      preservation   futures contracts. Invests
                                                                                      of capital     primarily in securities of
                                                                                      and prudent    issuers located in
                                                                                      investment     economically developed
                                                                                      management     countries.
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       PIMCO VIT High                         X                       Maximum        At least 80% of assets in
                       Yield Portfolio                                                total          high-yield securities ("junk
                                                                                      return,        bonds") rated below
                                                                                      consistent     investment grade, but at
                                                                                      with           least Caa by Moody's or CCC
                                                                                      preservation   by S&P. May invest up to 20%
                                                                                      of capital     of total asets in securities
                                                                                      and prudent    denominated in foreign
                                                                                      investment     currencies.
                                                                                      management
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       PIMCO VIT Real                     X                           Maximum real   At least 80% of its net
                       Return                                                         return,        assets in inflation-indexed
                       Portfolio                                                      consistent     bonds of varying maturities
                                                                                      with           issued by the U.S. and
                                                                                      preservation   non-U.S. governments, their
                                                                                      of real        agencies or
                                                                                      capital and    government-sponsored
                                                                                      prudent        enterprises, and
                                                                                      investment     corporations.
                                                                                      management
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

                                       42

                                                             ASSET CATEGORIES
                                               ------------------------------------ ---------------- -----------------------------
Investment Management     Investment           SB S  CE   IT  HB  IE  L  L  L  S  M    Objective(s)       Primary Investments
Company                   Option               ho p  aq   ne  io  nq  a  a  a  m  i
                                               on e  su   tr  gn  tu  r  r  r  a  d
                                               rd c  hi   em  hd  ei  g  g  g  l  -
Adviser/Sub-Adviser                            ts i   v   r    s  rt  e  e  e  l  C
                                               -  a   a   mB  Y   ny              a
                                               T  l   l   eo  i   a   B  V  G  C  p
                                               e  t   e   dn  e   t   l  a  r  a
                                               r  y   n   id  l   i   e  l  o  p
                                               m      t   as  d   o   n  u  w
                                                          t       n   d  e  t
                                                          e       a         h
                                                                  l
---------------------------------------------- ------------------------------------ ---------------- -----------------------------
                       PIMCO VIT                          X                           Maximum        At least 65% of total assets
                       Total Return                                                   total          in a diversified portfolio
                       Portfolio                                                      return,        of fixed income instruments
                                                                                      consistent     of varying maturities.
                                                                                      with
                                                                                      preservation
                                                                                      of capital
                                                                                      and prudent
                                                                                      investment
                                                                                      management
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
Prudential             AZL Money                      X                               Current        At least 80% of total assets
                       Market Fund                                                    income         in portfolio of high
                                                                                      consistent     quality, money market
                                                                                      with           investments. During extended
                                                                                      stability of   periods of low interest
                                                                                      principal      rates, and due in part to
Managed by Allianz                                                                                   Contract fees and expenses,
Life Advisers, LLC/                                                                                  the yield of the AZL Money
Prudential                                                                                           Market Fund may also become
Investment                                                                                           extremely low and possibly
Management, Inc.                                                                                     negative.
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
Salomon Brothers       AZL Salomon                                          X         Long-term      At least 80% of its net
                       Brothers Large                                                 growth of      assets in equity securities
                       Cap Growth Fund                                                capital        of companies with large
                                                                                                     market capitalizations,
                                                                                                     similar to companies in the
 Managed by Allianz                                                                                  Russell 1000 Index. Also may
 Life Advisers, LLC                                                                                  invest in preferred stocks,
 /Salomon Brothers                                                                                   warrants and convertible
 Asset Management                                                                                    securities and up to 15% of
 Inc.                                                                                                its assets in securities of
                                                                                                     foreign issuers.
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       AZL Salomon                                             X      Long-term      At least 80% of its net
                       Brothers Small                                                 growth of      assets in equity securities
                       Cap Growth Fund                                                capital        of companies with small
                                                                                                     market capitalization
                                                                                                     values, at the time of purchase
                                                                                                     not exceeding the greater of
                                                                                                     $3 billion or the highest
                                                                                                     month-end market capitalization
                                                                                                     value of any stock in the
                                                                                                     Russell 2000 Index for the
                                                                                                     previous 12 months.
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- ----------------------------
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
Van Kampen             AZL Van Kampen                                             X   Capital        At least 65% of total assets
                       Aggressive                                                     growth         in common stocks and other
                       Growth Fund                                                                   equity securities the
Managed by Allianz                                                                                   adviser believes have an
Life Advisers,                                                                                       above-average potential for
LLC/Van Kampen Asset                                                                                 capital growth.
Management
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       AZL Van Kampen                                    X            Capital        Invests at least 80% of net
                       Comstock Fund                                                  growth and     assets in common stocks with
                                                                                      income         the potential for capital
                                                                                                     growth and income. May
                                                                                                     invest  up to 25% of total
                                                                                                     assets in foreign
                                                                                                     securities.
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       AZL Van Kampen                                       X         Long-term      Invests at least 65% of
                       Emerging                                                       capital        total assets in common
                       Growth Fund                                                    appreciation   stocks of emerging growth
                                                                                                     companies. May invest up to 25%
                                                                                                     of total assets in foreign
                                                                                                     securities.
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       AZL Van Kampen              X                                  Highest        Invests at least 65% of its
                       Equity and                                                     possible       total assets in
                       Income Fund                                                    income         income-producing equity
                                                                                      consistent     securities. May invest  up
                                                                                      with safety    to 25% ot total assets in
                                                                                      of principal   foreign securities.
                                                                                      with
                                                                                      long-term
                                                                                      growth of
                                                                                      capital as
                                                                                      an important
                                                                                      secondary
                                                                                      objective
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- ----------------------------

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

                                       43

                                                           ASSET CATEGORIES
                                               ------------------------------------ ---------------- -----------------------------
Investment Management     Investment           SB S  CE   IT  HB  IE  L  L  L  S  M    Objective(s)       Primary Investments
Company                   Option               ho p  aq   ne  io  nq  a  a  a  m  i
                                               on e  su   tr  gn  tu  r  r  r  a  d
                                               rd c  hi   em  hd  ei  g  g  g  l  -
Adviser/Sub-Adviser                            ts i   v   r    s  rt  e  e  e  l  C
                                               -  a   a   mB  Y   ny              a
                                               T  l   l   eo  i   a   B  V  G  C  p
                                               e  t   e   dn  e   t   l  a  r  a
                                               r  y   n   id  l   i   e  l  o  p
                                               m      t   as  d   o   n  u  w
                                                          t       n   d  e  t
                                                          e       a         h
                                                                  l
---------------------------------------------- ------------------------------------ ---------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       AZL Van Kampen                         X                       Long term      Invests primarily in a
                       Global                                                         capital        portfolio of publicly traded
                       Franchise Fund                                                 appreciation   equity securities of issuers
                                                                                                     located throughout the world
                                                                                                     that it believes have, among
                                                                                                     other things, resilient
                                                                                                     business franchises and growth
                                                                                                     potential.
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       AZL Van Kampen              X                                  Income and     Invests primarily in equity
                       Global Real                                                    capital        securities of companies in
                       Estate Fund                                                    appreciation   the real estate industry,
                                                                                                     including real estate
                                                                                                     investment trusts and real
                                                                                                     estate operating companies
                                                                                                     located  throughout the
                                                                                                     world.
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       AZL Van Kampen                                    X            Income and     Invests at least 65% of
                       Growth and                                                     long-term      total assets in
                       Income Fund                                                    growth of      income-producing equity
                                                                                      capital        securities, including common
                                                                                                     stocks and convertible
                                                                                                     securities; also in
                                                                                                     non-convertible preferred
                                                                                                     stocks and debt securities
                                                                                                     rated "investment grade."
                                                                                                     May invest  up to 25% ot
                                                                                                     total assets in foreign
                                                                                                     securities.
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       ---------------------- --- -- --- --- --- --- -- -- -- -- -- --------------- -----------------------------
                       AZL Van Kampen                                             X   Capital        At least 80% of net assets
                       Mid Cap Growth                                                 growth         in common stocks and other
                       Fund                                                                          equity securities of mid
                                                                                                     capitalization growth
                                                                                                     companies.
---------------------- ---------------------- --- -- --- --- --- --- -- -- -- -- -- ---------------------------------------------

Shares of the Investment Options may be offered in connection with certain variable annuity contracts and variable life insurance policies of various insurance companies that may or may not be affiliated with us. Certain Investment Options may also be sold directly to pension and retirement plans that qualify under Section 401 of the Internal Revenue Code. As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants. Each Investment Option's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken.

We may enter into certain arrangements under which we - the principal underwriter for the Contracts, or our affiliate Allianz Life Financial Services, LLC are compensated by the Investment Options' advisers, distributors and/or affiliates for the administrative services and benefits that we provide to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options or other investment portfolios from contracts that we issue or administer. Some advisers may pay us more or less than others. The amounts we receive under these arrangements may be significant. In addition, our affiliate Allianz Life Financial Services, LLC, may receive Rule 12b-1 fees deducted from certain Investment Option assets attributable to the Contract for providing distribution and support services to some Investment Options. Because 12b-1 fees are paid out of an Investment Option's assets on an ongoing basis, over time they will increase the cost of an investment in the Investment Option.

SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENTS
We may substitute another Investment Option for one of the Investment Options you selected for any reason in our sole discretion. Substitutions may be made with respect to existing investments, the investment of future Purchase Payments, or both. New or substitute Investment Options may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We may limit further investment in, or transfers to, an Investment Option if marketing or tax considerations or investment considerations warrant, or for any reason in our sole discretion. We also may close Investment Options to allocations of Purchase Payments or Contract Value, or both, at any time and at our sole discretion. The fund companies which sell shares of the Investment Options to us, pursuant to participation agreements, may terminate those agreements and discontinue offering their shares to us. We may not substitute

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------
any shares without notice to you and prior approval of the SEC, to the extent required by the Investment Company Act of 1940 or other applicable law.

TRANSFERS
CONTRACTS WITH THE PRIME PLUS BENEFIT WILL BE SUBJECT TO RESTRICTIONS ON TRANSFERS INTO CERTAIN INVESTMENT OPTIONS IF THESE CONTRACTS EXCEED CERTAIN LIMITS ON VOLATILITY OR RISK. For more information, see section 4, Protected Retirement Income Made Easy: The PRIME Plus Benefit - Investment Option Allocation and Transfer Restrictions Under the PRIME Plus Benefit.

You can make transfers among the Investment Choices, subject to certain restrictions. Transfers may be subject to a transfer fee. For more information, see section 7, Expenses - Transfer Fee. We currently allow you to make as many transfers as you want to each Contract Year. We may change this practice in the future. This product is not designed for professional market timing organizations, other entities or persons using programmed, large, or frequent transfers, and excessive or inappropriate transfer activity may be restricted.

The following applies to any transfer:

o The minimum amount that you can transfer is $1,000 ($500 in New Jersey) or the entire amount in the Investment Choice, if less. We waive this requirement if the transfer is made under the dollar cost averaging or flexible rebalancing programs or the allocation and transfer restrictions for the PRIME Plus Benefit.
o We may choose not to allow you to make transfers during the free look/right to examine period.
o   Your request for a transfer must clearly state:
    -   which Investment Choices are involved in the transfer; and
    -   how much you wish to transfer.


o After the Income Date, you cannot make a transfer from a fixed Annuity Payment stream to a variable Annuity Payment stream.
o After the Income Date, you can transfer from a variable Annuity Payment stream to a fixed Annuity Payment stream.
o Your right to make transfers is subject to modification if we determine, in our sole discretion, that exercise of the right by one or more Owners is, or may be, to the disadvantage of other Owners. For more information, see "Excessive Trading and Market Timing" in this section.

Transfer instructions apply equally to all portions of the Contract. You cannot make transfers selectively within different portions of the Contract.


If we reject a transfer request, we will call your registered representative to request alternate instructions. If we are unable to contact your registered representative, we will contact you directly.

When you make a transfer request, we will process the request based on the Accumulation Unit values next determined after receipt of the request at our Service Center. The Accumulation Unit values are normally determined as of 4:00 p.m. Eastern Time each Business Day and any transfer request received at or after 4:00 p.m. Eastern Time will receive the next Business Day's Accumulation Unit values.

We reserve the right to modify the transfer provisions subject to applicable state law at any time without prior notice to any party.

The Investment Options may, in the future, add policies or change existing policies designed to restrict market timing activities. For example, Investment Options may impose restrictions on transfers between Investment Options in an affiliated group of Investment Options if the investment adviser to one or more of the Investment Options determines that the Owner requesting the transfer has engaged or is engaging in market timing or other abusive trading activities. In addition, an Investment Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Investment Options' prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Investment Option restrictions and actions taken by the managers of the Investment Options.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

TELEPHONE AND ELECTRONIC TRANSFERS
You can request transfers by telephone, website or by fax. We may allow you to authorize someone else to request transfers by telephone, website or fax on your behalf. We will accept instructions from either you or a Joint Owner unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us by telephone or by website are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all website instructions. We reserve the right to deny any transfer request submitted by telephone, website, or by fax, and to discontinue or modify the telephone, website and/or fax transfer privileges at any time and for any reason.

We do not currently accept transfer instructions from you via email or via electronic communications other than the website. This service may be available to you in the future.

When you make a transfer request by telephone, we will process the request based on the Accumulation Unit values next determined after receipt of the request at our Service Center. If you or your authorized representative have not given instructions to a Service Center representative before 4:00 p.m. Eastern Time, even if due to our delay in answering your call, we will consider the request to be received at or after 4:00 p.m. Eastern Time and the request will receive the next Business Day's Accumulation Unit values.

Please note that telephone, fax and/or the website may not always be available. Any telephone, fax and/or computer system, whether it is ours, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer by writing to our Service Center.

By authorizing transfers by telephone or website, you authorize us to accept and act upon such instructions for transfers involving your Contract. There are risks associated with telephone and website transactions that do not occur if a written request is submitted. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone who provides your password; we will not be able to verify that the person providing electronic transfer instructions via the website is you or is authorized by you.

EXCESSIVE TRADING AND MARKET TIMING
Your ability to make transfers under the Contract is subject to modification if we determine, in our sole opinion, that the exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Owners.

Frequent transfers, programmed transfers, transfers into and then out of an Investment Option in a short period of time, and transfers of large amounts at one time (collectively referred to as "potentially disruptive trading") may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include:
o dilution of the interests of long-term investors in an Investment Option, if market timers or others transfer into the Investment Option at prices that are below their true value or transfer out of the Investment Option at prices that are higher than their true value;
o an adverse effect on portfolio management, such as causing the Investment Option to maintain a higher level of cash than would otherwise be the case, or causing the Investment Option to liquidate investments prematurely; and
o   increased brokerage and administrative expenses.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

In order to attempt to protect our Owners and the Investment Options from potentially disruptive trading, we have adopted certain market timing policies and procedures. Under our market timing policy, we could modify your transfer privileges for some or all of the Investment Options. Unless prohibited by the terms of the Contract or applicable state law, the modifications we may apply include (but are not limited to):

o limiting the frequency of transfers (for example, prohibit more than one transfer a week, or more than two a month, etc.),
o restricting the method of making a transfer (for example, requiring that all transfers be sent by first class U.S. mail and rescinding the telephone, fax or website transfer privileges),
o requiring a minimum time period between each transfer into or out of a particular Investment Option (our current policy, which is subject to change without notice, prohibits "round trips"* with Investment Options, other than the AZL Money Market Fund and the AZL FusionPortfolios, within 14 calendar days),
o not accepting transfer requests made on your behalf by an asset allocation and/or market timing service,
o limiting the dollar amount that may be transferred into or out of any Investment Option at any one time, o imposing redemption fees on short-term trading (or implementing and administering redemption fees imposed by one or more of the Investment Options),
o   prohibiting transfers into specific Investment Options, or
o   imposing other limitations or restrictions.

* Round trips are transfers into and out of a particular Investment Option, or transfers out of and back into a particular Investment Option.

We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser's, subadviser's or our judgment, an Investment Option may be unable to invest effectively in accordance with its investment objectives and policies.

Currently, we attempt to DETER disruptive trading as follows. If the Owner's transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send the Owner a warning letter. If the conduct continues and we determine that it constitutes disruptive trading, we will also impose transfer restrictions. Transfer restrictions may include refusing to take orders by fax, telephone or website and requiring the Owner to submit all transfer requests via first-class U.S. mail. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions on a Contract if we determine, in our sole opinion, that the transfers are disadvantageous to other Owners. We will notify the Owner in writing if we impose transfer restrictions on the Owner.

We do not include automatic transfers made under any programs we provide, or automatic transfers made under any of the Contract features, when applying our market timing policy.

We have adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by the Owners' legitimate interest in diversifying their investment and making periodic asset re-allocations based upon their personal situations or overall market conditions. As such, we attempt to protect the Owners' interests in making legitimate transfers by providing reasonable and convenient methods of making transfers that do not harm other Owners.

We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures that are discussed above. In determining whether a transfer is appropriate, we may, but are not required to, take into consideration the relative size of a transaction, whether the transaction was purely a defensive transfer into the AZL Money Market Fund, and whether the transaction involved an error or similar event. We may also reinstate telephone, fax or website transfer privileges after we have revoked them, but we will not reinstate these privileges if we have reason to believe that they might be used for disruptive trading purposes in the future.

We cannot guarantee that:
o our monitoring will be 100% successful in detecting all potentially disruptive trading activity, and
o revoking the Owner's telephone, fax or website transfer privileges will successfully deter all potentially disruptive trading.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

In addition, certain of the Investment Options are available to insurance companies other than us and we do not know whether those other insurance companies have adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be.

As a result of the fact that we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Investment Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.

We may, without prior notice to any party, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of fund shares are subject to acceptance by the relevant Investment Option. We reserve the right to reject, without prior notice, any transfer request into an Investment Option if the purchase of shares in the corresponding Investment Option portfolio is not accepted for any reason.

Allianz Life retains some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and in what form trading restrictions may be applied, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. For example, if we determine an Owner is engaging in disruptive trading, we may revoke their fax transfer privileges. In the alternative, if the disruptive trading affects only a single Investment Option, we may prohibit the Owner from transferring into that Investment Option.

The retention of some level of discretion by Allianz Life may result in disparate treatment among market timers and it is possible that other Owners could experience adverse consequences if some Owners are able to engage in practices that may constitute market timing that result in negative effects.

DOLLAR COST AVERAGING (DCA) PROGRAM
The DCA program allows you to systematically transfer a set amount of money each month or quarter from any one of the available Investment Choices to other Investment Options. The Investment Option you transfer from may not be the Investment Option you transfer to in this program. You cannot dollar cost average to a general account Investment Choice. The only general account Investment Choice that you can dollar cost average from is the DCA Fixed Option. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You may only participate in this program during the Accumulation Phase.

There may be two DCA options available to you. The first option is the DCA Fixed Option. It is only available for a period of either 6 or 12 months for both initial and additional Purchase Payments*. Under the DCA Fixed Option, you will receive a fixed interest rate guaranteed for the period by us. The DCA Fixed Option may not be available in your state.

* You can only make additional Purchase Payments during the first Contract Year.

The second option is the Standard DCA Option. It requires a $1,500 minimum allocation and participation for at least six months. Only the Investment Options are available with this option.

All DCA transfers will be made on the tenth day of the month or the next Business Day if the tenth is not a Business Day. You can elect either program by properly completing the DCA form provided by us.

Your participation in the program will end when any of the following occurs:
o   the number of desired transfers has been made;
o you do not have enough money in the Investment Choices to make the transfer (if less money is available, that amount will be dollar cost averaged and the program will end);
o you request to terminate the program (your request must be received at our Service Center by the first of the month to terminate that month); or
o   the Contract is terminated.

If you participate in the DCA program, there are no fees for the transfers made under this program, we do not currently count these transfers against the free transfers that we allow, and you will not be charged additional fees for

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------
participating in or terminating from this program. We reserve the right to discontinue or modify the DCA program at any time and for any reason.

FLEXIBLE REBALANCING
You can choose to have us rebalance your account. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Flexible rebalancing is designed to help you maintain your specified allocation mix among the different Investment Options. The general account Investment Choices are not part of the flexible rebalancing program. You can direct us to automatically readjust your balance in the Investment Options on a quarterly, semi-annual or annual basis to return to your selected Investment Option allocations. Flexible rebalancing transfers will be made on the 20th day of the month or the previous Business Day if the 20th is not a Business Day. If you participate in the flexible rebalancing program, there are no fees for the transfers made under this program, we do not currently count these transfers against any free transfers that we allow, and you will not be charged additional fees for participating in or terminating from this program. We reserve the right to discontinue or modify the flexible rebalancing program at any time and for any reason. To participate in this program, your request must be received in good order at our Service Center by the eighth of the month so that we may rebalance your account on the 20th of the month. To terminate your participation in this program, your request must also be received at our Service Center by the eighth of the month to terminate that month.

FINANCIAL ADVISERS - ASSET ALLOCATION PROGRAMS
If you have or establish a relationship with a personal financial adviser and the advisory agreement provides that you will pay all or a portion of your adviser's fees out of the Contract, we will, pursuant to written instructions from you in a form acceptable to us, make a partial withdrawal of the Contract Value to pay for the services of the financial adviser. We will treat any fee that is withdrawn as a withdrawal under the terms of this Contract. If the Contract is Non-Qualified, the withdrawal will be treated like any other distribution, it may be included in your gross income for federal tax purposes and, if any Owner is under age 59 1/2, it may be subject to a 10% federal penalty tax. If the Contract is Qualified, the withdrawal for the payment of fees may not be treated as a taxable distribution if certain conditions are met. You should consult a tax adviser regarding the tax treatment of the payment of financial adviser fees from your Contract.

We do not set the amount of the fees charged or receive any portion of the fees from the adviser. We do not review or approve the actions of any adviser, and do not assume any responsibility for these actions.

VOTING PRIVILEGES
We are the legal owner of the Investment Option shares. However, when an Investment Option solicits proxies in conjunction with a shareholder vote that affects your investment, we will obtain from you and other affected Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. Should we determine that it is no longer required to comply with the above, we will vote the shares in our own right. Only Owners have voting privileges under the Contract. Annuitants, Beneficiaries and other persons have no voting privileges unless they are also Owners.

We determine your voting interest in the Investment Options as follows:
o You are permitted to cast votes based on the dollar amount of Investment Option shares that you hold through the subaccount Accumulation/Annuity Units in your Contract on the record date. We count fractional votes.
o   We will determine the number of shares that you can vote.
o You will receive any proxy materials and a form to give us voting instructions as well as periodic reports relating to the Investment Options in which you have an interest.

--------------------------------------------------------------------------------
6. OUR GENERAL ACCOUNT
Our general account consists of all of our assets other than those in our separate accounts. We have complete ownership of all assets in our general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of our general account.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

We have not registered our general account as an investment company under the Investment Company Act of 1940, nor have we registered interests in our general account under the Securities Act of 1933. As a result, the SEC has not reviewed the disclosures in this prospectus relating to our general account.

Currently, we only offer a DCA Fixed Option as an Investment Choice under our general account during the Accumulation Phase. Any amounts you allocate to this Investment Choice under our general account become part of our general account. Additionally, any amounts that you allocate to fixed Annuity Payments during the Annuity Phase become part of our general account. We may change the terms of the general account Investment Choices in the future. Please contact us for the most current terms.

--------------------------------------------------------------------------------
7.    EXPENSES
There are charges and other expenses associated with the Contract that will reduce your investment return. These charges and expenses are described in detail in this section.

MORTALITY AND EXPENSE RISK (M&E) CHARGES
Each Business Day during the Accumulation and Annuity Phases, we make a deduction from your Separate Account assets for the M&E charges. We do this as part of our calculation of the value of the Accumulation and Annuity Units. We calculate the M&E charges as a percentage of the average daily assets invested in a subaccount on an annual basis. The amount of the M&E charge during the Accumulation Phase depends on the benefit options that apply. The M&E charge will decrease 0.05% each year for three years beginning in the third Contract Year, until it has decreased by a total of 0.15% by the fifth Contract Year. The additional 0.35% M&E charge for the Short Withdrawal Charge Option applies only for the first seven Contract Years. Decreases to the M&E charge occur at the beginning of the Contract Year on the Contract Anniversary. During the Accumulation Phase, the current M&E charges are as follows.

                                                            CURRENT M&E CHARGES
                                 --------------------------------------------------------------------------
                                                                        CONTRACTS WITH
                                                                           THE SHORT       CONTRACTS WITH
                                                                          WITHDRAWAL          THE SHORT
                                  BASE CONTRACTS     BASE CONTRACTS      CHARGE OPTION       WITHDRAWAL
                                     WITH THE           WITH THE        AND TRADITIONAL     CHARGE OPTION
                                 TRADITIONAL GMDB     ENHANCED GMDB          GMDB         AND ENHANCED GMDB
CONTRACT YEAR 1                        1.15%              1.45%              1.50%              1.80%
CONTRACT YEAR 2                        1.15%              1.45%              1.50%              1.80%
CONTRACT YEAR 3                        1.10%              1.40%              1.45%              1.75%
CONTRACT YEAR 4                        1.05%              1.35%              1.40%              1.70%
CONTRACT YEAR 5                        1.00%              1.30%              1.35%              1.65%
CONTRACT YEAR 6                        1.00%              1.30%              1.35%              1.65%
CONTRACT YEAR 7                        1.00%              1.30%              1.35%              1.65%
CONTRACT YEAR 8 AND AFTER              1.00%              1.30%              1.00%              1.30%

You can add the PRIME Plus Benefit to your Contract once before age 76. If you add the PRIME Plus Benefit to your Contract, your total M&E charge will vary depending on when you add the PRIME Plus Benefit to your Contract and the other benefit options you select at issue because the M&E charge decreases over the first five Contract Years and any additional M&E charge for the Short Withdrawal Charge Option applies only during the first seven Contract Years. To calculate the total M&E charge if you add the PRIME Plus Benefit to your Contract, take the additional M&E charge for the PRIME Plus Benefit and add it to the M&E charge for the appropriate Contract Year and the benefit options you select.

                             ADDITIONAL CURRENT M&E CHARGES* FOR
                                    THE PRIME PLUS BENEFIT
                             ----------------------------------
TRADITIONAL GMDB                            0.70%
ENHANCED GMDB                               0.60%

* The Enhanced GMDB, the PRIME Plus Benefit and the Short Withdrawal Charge Option may not be available in all states.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

If you exercise the GPWB, the increased expenses associated with the PRIME Plus Benefit will continue until both the GPWB and GMIB terminate and the increased expenses associated with the Enhanced GMDB (if applicable) will continue as long as the Enhanced GMDB value is greater than zero.

During the Annuity Phase, if you request variable Traditional Annuity Payments, the M&E charge is equal, on an annual basis, to 1.00%. This expense is equal to the lowest charge because we do not pay a death benefit separate from the benefits provided by the Annuity Option if the Annuitant dies during the Annuity Phase. Because the Contract allows Partial Annuitization, it is possible for different portions of the Contract to be in both the Accumulation and Annuity Phases at the same time. It is also possible to have different M&E charges on different portions of the Contract at the same time if you take a variable traditional Partial Annuitization.

These charges compensate us for all the insurance benefits provided by your Contract, for example:

o   our contractual obligation to make Annuity Payments,
o   the death, income, and withdrawal benefits under the Contract,
o   certain expenses related to the Contract, and
o for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the Contract.

If the M&E charges are sufficient to cover such costs and risks, any excess will be profit to us. We anticipate making such a profit, and using it to cover distribution expenses as well as the cost of providing certain features under the Contract.

CONTRACT MAINTENANCE CHARGE
We deduct $50 from the Contract annually as a contract maintenance charge during the Accumulation and Annuity Phases. We deduct this charge on the last day of each Contract Year and we deduct it proportionately from the Investment Choices as set out in your Contract. During the Annuity Phase, we will collect a portion of the charge out of each Annuity Payment.

During the Accumulation Phase, we will not deduct this charge if the Contract Value is at least $100,000 at the time we are to deduct the charge. If you own more than one Contract offered under this prospectus, we will determine the total value of all your Contracts. If the total value of all Contracts registered under the same social security number is at least $100,000, we will not assess the contract maintenance charge (except in New Jersey). We also waive this charge during the Annuity Phase if the Contract Value on the Income Date is at least $100,000 (except in New Jersey). If the Contract is owned by a non-individual (for example, a qualified plan or trust), we will look to the Annuitant to determine if we will assess the charge.

If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we will deduct the full contract maintenance charge. This charge is for the expenses associated with the administration and maintenance of the Contract.

In some states, we are not permitted to assess the contract maintenance charge against the general account Investment Choices, during the Annuity Phase, or both.

WITHDRAWAL CHARGE
At Contract issue, you may be able to select one of two withdrawal charge schedules. If you do not make a selection, the Standard Option with a seven year schedule will apply to your Contract. The Short Withdrawal Charge Option carries an additional M&E charge during the first seven Contract Years.

YOU CAN ONLY SELECT ONE WITHDRAWAL CHARGE SCHEDULE AND ONCE YOU SELECT A WITHDRAWAL CHARGE SCHEDULE YOU CANNOT CHANGE OR CANCEL IT. THE SHORT WITHDRAWAL CHARGE OPTION MAY NOT BE AVAILABLE IN YOUR STATE. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY AND BE SURE TO DISCUSS WHETHER YOUR SELECTED WITHDRAWAL CHARGE SCHEDULE IS APPROPRIATE FOR YOUR SITUATION. PLEASE REFER TO YOUR CONTRACT FOR THE SPECIFIC TERMS AND CONDITIONS OF THE WITHDRAWAL CHARGE.

You can take withdrawals from any portion of the Contract that is in the Accumulation Phase. A withdrawal charge applies if all or part of the amount withdrawn is from Purchase Payments we received within the withdrawal charge period. The withdrawal charge compensates us for expenses associated with selling the Contract. We do not assess the withdrawal charge for amounts paid

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------
out: as Annuity Payments (including GMIB Payments), as death benefits, under the waiver of withdrawal charge benefit, or as part of the minimum distribution program. We also do not assess the withdrawal charge on GPWB Payments and/or Excess Withdrawals unless they exceed the GPWB Maximum. (For more information, see section 4, Protected Retirement Income Made Easy: The PRIME Plus Benefit - GPWB Payments; and the "Waiver of Withdrawal Charge Benefit" and "The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments" discussions in section 9, Access to Your Money.) In the Contract or marketing materials, the withdrawal charge may also be referred to as the surrender charge or contingent deferred sales charge (CDSC) and withdrawals may be referred to as surrenders.

For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a "first-in-first-out" (FIFO) basis and we make withdrawals from your Contract in the following order:

1. First, we withdraw any Purchase Payments that are beyond the withdrawal charge period shown in your Contract (for example, if you have a Base Contract with the Standard Option, Purchase Payments that we have had for seven or more complete years). We do not assess a withdrawal charge on these Purchase Payments.
2. Then, we withdraw any Purchase Payments that are under the partial withdrawal privilege and we do not assess a withdrawal charge. For more information, see section 9, Access to Your Money - Partial Withdrawal Privilege.
3. Next, we withdraw Purchase Payments that are within the withdrawal charge period shown in your Contract. We do assess a withdrawal charge on these Purchase Payments. However, we withdraw payments on a FIFO basis, which may help reduce the amount of the total withdrawal charge you will pay because the withdrawal charge declines over time. We determine your total withdrawal charge by multiplying each of these payments by the applicable withdrawal charge percentage and then totaling the charges.
4. Finally, we withdraw any Contract earnings. We do not assess a withdrawal charge on Contract earnings.

We keep track of each Purchase Payment we receive. The amount of the withdrawal charge depends upon the length of time since we received your Purchase Payment. The charge as a percentage of each Purchase Payment withdrawn is:

                                                               CONTRACTS WITH THE
     BASE CONTRACTS WITH THE STANDARD OPTION             SHORT WITHDRAWAL CHARGE OPTION
 -------------------------------------------     -----------------------------------------
 NUMBER OF COMPLETE YEARS                          NUMBER OF COMPLETE YEARS
  SINCE PURCHASE PAYMENT                            SINCE PURCHASE PAYMENT
          RECEIPT            CHARGE                         RECEIPT                 CHARGE
-------------------------    ------                ------------------------         ------
             0                8.5%                             0                     8.5%
             1                8.5%                             1                     7.5%
             2                7.5%                             2                      5%
             3                6.5%                             3                      3%
             4                 5%                       4 years or more               0%
             5                 4%
             6                 3%
      7 years or more          0%


For Base Contracts with the Standard Option, after we have had a Purchase Payment for seven complete years, there is no charge when you withdraw that Purchase Payment. For Contracts with the Short Withdrawal Charge Option, after we have had a Purchase Payment for four complete years, there is no charge when you withdraw that Purchase Payment. We calculate the withdrawal charge at the time of each withdrawal.

For a full withdrawal, we will deduct the withdrawal charge as a percentage of the amount withdrawn. For a partial withdrawal that is subject to a withdrawal charge, the amount we deduct from your Contract will be the amount you request, plus any applicable withdrawal charge. We apply the withdrawal charge to this total amount and we pay you the amount you requested. For partial withdrawals, we deduct the charge from the Contract Value and we deduct it proportionately from the Investment Choices.

EXAMPLE: Assume you purchase a Base Contract with the Standard Option and request a withdrawal of $1,000. There is a 5% withdrawal charge. The total amount we deduct from your Contract is $1,052.63 and we pay you $1,000. We determine this amount as follows:


    AMOUNT REQUESTED       OR    $1,000   =  $1,052.63
--------------------------      ---------
  1 - WITHDRAWAL CHARGE           0.95

Withdrawals may have tax consequences and, if taken before age 59 1/2, may be subject to a 10% federal penalty tax.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

NOTE: FOR TAX PURPOSES, WITHDRAWALS ARE CONSIDERED TO HAVE COME FROM THE LAST MONEY YOU PUT INTO THE CONTRACT. THUS, FOR TAX PURPOSES, EARNINGS ARE CONSIDERED TO COME OUT FIRST.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE
We may reduce or eliminate the amount of the withdrawal charge when the Contract is sold under circumstances that reduce its sales expenses. For example, if there is a large group of individuals that will be purchasing the Contract or if a prospective purchaser already has a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life or any of its affiliates. Also, we may reduce or waive the withdrawal charge when a Contract is sold by a registered representative appointed with Allianz Life to any members of his or her immediate family, and the commission is waived. We require our prior approval for any reduction or elimination of the withdrawal charge.


TRANSFER FEE
You can currently make 12 free transfers every Contract Year. If you make more than 12 transfers in a Contract Year, we will deduct a transfer fee of $25 for each additional transfer. Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct it during the Annuity Phase. We will deduct the transfer fee from the Investment Choice from which the transfer is made. If you transfer the entire amount in the Investment Choice, then we will deduct the transfer fee from the amount transferred. If you are transferring from multiple Investment Choices, we will treat the transfer as a single transfer and we will deduct any transfer fee proportionally from the source accounts if you transfer less than the entire amount in the accounts. If the transfer is made under the dollar cost averaging or flexible rebalancing programs, or the allocation and transfer restrictions for the PRIME Plus Benefit, there is no fee for the transfer and we currently do not count these transfers against any free transfers we allow. Transfer instructions apply equally to all portions of the Contract. You cannot make transfers selectively within different portions of the Contract. We count transfers at the Contract level, and not by the number of portions in the Contract. For example, if you take a Partial Annuitization and your Contract is in both the Accumulation and Annuity Phases and you request a transfer, we count that as one transfer even though we will make the transfer in both portions of the Contract.


PREMIUM TAXES
Some states and other governmental entities (for example, municipalities) assess a tax (premium tax) on us based on the amount of Purchase Payments we receive from you. We are responsible for the payment of these taxes. We will make a deduction from your Contract Value equal to the amount we are required to pay for premium tax. Some of these taxes are due on the Issue Date, others are due on the Income Date. It is our current practice not to make deductions from the Contract to reimburse ourselves for the premium taxes we pay until the earliest of the following: upon the Income Date* if you take a Full Annuitization, the date of full withdrawal from the Contract, or the date of any Owner's death. We may change this practice in the future and deduct the charge when the tax is due. Premium taxes normally range from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.

* We do not make deductions to reimburse ourselves for premium taxes from amounts applied to GMIB Payments.

INCOME TAXES
We reserve the right to deduct from the Contract any income taxes that we may incur because of the Contract. Currently, we are not making any such deductions.

INVESTMENT OPTION EXPENSES
There are deductions from the assets of the various Investment Options for operating expenses (including management fees) that are described in the Fee Tables and in the table of annual operating expenses for each Investment Option in Appendix A in this prospectus and in the prospectuses for the Investment Options. These charges apply during the Accumulation and Annuity Phases if you make allocations to the Investment Options.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

8. TAXES
NOTE: WE HAVE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. THE CONTRACT OFFERS FLEXIBILITY IN HOW DISTRIBUTIONS CAN BE TAKEN FROM THE CONTRACT. NOT ALL OF THESE DISTRIBUTIONS (OR THEIR ATTENDANT TAX CONSEQUENCES) ARE DISCUSSED IN THIS SECTION. THIS INFORMATION IS NOT INTENDED AS TAX ADVICE. YOU SHOULD, THEREFORE, CONSULT YOUR OWN TAX ADVISER ABOUT YOUR OWN CIRCUMSTANCES. WE HAVE INCLUDED ADDITIONAL INFORMATION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION. FOR MORE INFORMATION ON THE TAXATION OF ANNUITY PAYMENTS MADE UNDER A PARTIAL ANNUITIZATION, SEE SECTION 3, THE ANNUITY PHASE - PARTIAL ANNUITIZATIONS. FOR MORE INFORMATION ON THE TAXATION OF GPWB PAYMENTS, SEE SECTION 4, PROTECTED RETIREMENT INCOME MADE EASY: THE PRIME PLUS BENEFIT - TAXATION OF GPWB PAYMENTS. FOR MORE INFORMATION ON THE TAXATION OF GMIB PAYMENTS, SEE SECTION 4, PROTECTED RETIREMENT INCOME MADE EASY:
THE PRIME PLUS BENEFIT - TAXATION OF GMIB PAYMENTS.

ANNUITY CONTRACTS IN GENERAL
Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Basically, these rules generally provide that you will not be taxed on any earnings on the money held in your annuity until you take the money out. This is referred to as tax deferral. There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).

If you do not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract. When a Non-Qualified Contract is owned by a non-individual (for example, a corporation or certain other entities other than a trust holding the Contract as an agent for an individual), the Contract will generally not be treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year.

QUALIFIED CONTRACTS
If you purchase the Contract under a pension or retirement plan that is qualified under the Code, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.

We may issue the following types of Qualified Contracts:
o TRADITIONAL INDIVIDUAL RETIREMENT ANNUITY. Section 408 of the Code permits eligible individuals to maintain Individual Retirement Annuities (IRAs). IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of compensation included in the Owner's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase.
o SIMPLIFIED EMPLOYEE PENSION (SEP) IRA. Employers may establish Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.
o ROTH IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of compensation included in the Owner's income and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. Distributions from a Roth IRA generally are not taxed until after the total amount distributed from the Roth IRA exceeds the amount contributed to the Roth IRA. After that, income tax and a 10% federal penalty tax may apply to distributions made: (1) before age 59 1/2 (subject to certain exceptions), or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

o TSAS OR 403(B) CONTRACTS. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. 90-24 transfers from existing TSA or 403(b) contracts and funds from plans under the several Internal Revenue Code sections identified in our 403(b) endorsements are the only currently accepted contributions under a TSA or 403(b) Contract. However, this may change in the future.
    IMPORTANT: CERTAIN CONTRIBUTIONS TO SECTION 403(B) PLANS CANNOT BE WITHDRAWN BEFORE AGE 59 1/2, DEATH, DISABILITY, SEVERANCE FROM EMPLOYMENT, OR FINANCIAL HARDSHIP. THE PRIME PLUS BENEFIT MAY NOT BE APPROPRIATE FOR YOU IF YOU ARE UNDER AGE 59 1/2 AND ARE AN ACTIVELY EMPLOYED PARTICIPANT IN A
    SECTION 403(B) PLAN, BECAUSE YOU MAY INCUR HIGHER CONTRACT EXPENSES WITHOUT RECEIVING ANY ADDITIONAL BENEFITS UNTIL YOU ARE AGE 59 1/2. CONSULT YOUR TAX ADVISER BEFORE ADDING THE PRIME PLUS BENEFIT TO YOUR CONTRACT.
o INHERITED IRA. The Code permits beneficiaries of investments that were issued under certain tax-qualified pension or retirement plans to directly transfer the death benefit from that investment into an Inherited IRA variable annuity contract. If we make this Contract available as an Inherited IRA Contract, the beneficiary of the previous tax-qualified investment will become the Owner of the new Inherited IRA Contract. The ownership of the Contract must also reflect the name of the previous deceased owner. The purpose of the Inherited IRA Contract is to allow the Owner to change the investment vehicle to an annuity and receive required minimum distribution withdrawal payments that are required by IRS Regulations instead of receiving a lump sum death benefit payment. If we make this Contract available as an Inherited IRA, the death benefit proceeds of the previous tax-qualified investment must be directly transferred into this Contract. A beneficiary can apply the death benefit proceeds from multiple tax-qualified investments that were owned by the same owner to the purchase of an Inherited IRA Contract. We will not accept any other forms of Purchase Payment on an Inherited IRA Contract. The death benefit proceeds cannot be received by the beneficiary and then applied to an Inherited IRA Contract.

    We permit you to add enhanced optional benefits to an Inherited IRA Contract. We currently believe this is allowable because enhanced optional benefits can be added to traditional IRA plans. However, the IRS has not yet issued any rulings on this issue with respect to Inherited IRA Contracts. Therefore, Owners should discuss this issue with their tax and legal advisers before adding enhanced optional benefits to an Inherited IRA Contract.

QUALIFIED PLANS. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under sections of the Code where the assets are invested under this Contract. The plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting will be the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we will change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan will be responsible for any reporting required for the rollover transactions.

MULTIPLE CONTRACTS
Section 72(e)(11) of the Code provides that multiple Non-Qualified deferred annuity contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. You should consult a tax adviser before purchasing more than one Non-Qualified contract in any calendar year period.

PARTIAL 1035 EXCHANGES
Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. Recent guidance from the Internal Revenue Service (IRS), however, confirmed that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that an exchange can go into an existing annuity contract as well as a new annuity contract. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before entering into a partial exchange of an annuity contract.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

DISTRIBUTIONS - NON-QUALIFIED CONTRACTS
You, as the Owner, generally will not be taxed on increases in the value of the Contract until an actual or deemed distribution occurs - either as a withdrawal (including, if available, Partial Annuitizations, GPWB Payments and Excess Withdrawals) or as Traditional Annuity Payments or GMIB Payments under a Full Annuitization.

Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received will generally be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. GPWB Payments and amounts received as a result of a Partial Annuitization are treated as partial withdrawals. If you exercise the GPWB and the PB Value is greater than the Contract Value, it is possible that the IRS could assert that the amount you receive will be taxable as ordinary income up to an amount equal to the excess of the PB Value immediately before the withdrawal over your investment in the Contract at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds your investment in the Contract.

If you take a Full Annuitization, different rules apply. Periodic installments (for example, GMIB Payments) scheduled to be received at regular intervals (for example, monthly) after you take a Full Annuitization should be treated as annuity payments (and not withdrawals) for tax purposes. (In this regard, we intend to make tax reporting on periodic installments scheduled to be received at regular intervals under a Partial Annuitization as annuity payments ONLY after a Contract's entire Contract Value has been applied to Annuity Payments, provided that such installments extend over a period of more than one full year from the time of the Full Annuitization. Due to the lack of guidance on whether this is the appropriate tax treatment for such payments, however, Owners should consult with a tax adviser on this issue.) After a Full Annuitization, a portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid out all of your Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.

Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for amounts:

1) paid on or after you reach age 59 1/2;
2) paid after you die;
3) paid if you become totally disabled (as that term is defined in
   Section 72(m)(7) of the Code);
4) paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
5) paid as annuity payments under an immediate annuity; or
6) that come from Purchase Payments made before August 14,1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified, as permitted by the Code, before the later of your attaining age 59 1/2 or five years from the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun may result in the modification of the series of substantially equal payments and therefore could result in the imposition of the 10% federal penalty tax and interest for the period as described above.

DISTRIBUTIONS - QUALIFIED CONTRACTS
Section 72 of the Code governs treatment of distributions from Qualified Contracts. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for:

1) distributions made on or after the date you (or the Annuitant as applicable) reach age 59 1/2;
2) distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);
3) after separation from service, distributions that are part of a series of substantially equal periodic payments made at least yearly for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary;
4) distributions made to you to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 for amounts paid during the taxable year for medical care;
5)  distributions made on account of an IRS levy upon the Qualified Contract;
6) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you (or the Annuitant as applicable) and his or her spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);
7) distributions from an IRA made to you (or the Annuitant as applicable), to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the taxable year;
8) distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);
9) for TSA or 403(b) Contracts, or under a qualified plan, distributions made to an employee who has separated from service after age 55; and
10) distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA).

The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service. With respect to (3) above, if the series of substantially equal periodic payments is modified as permitted by the Code, before the later of the Annuitant attaining age 59 1/2 or five years from the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun may result in the modification of the series of substantially equal payments and therefore could result in the imposition of the 10% federal penalty tax and interest for the period as described above, unless another exception to the federal penalty tax applies. You should obtain competent tax advice before you take any partial withdrawals from your Contract.

Distributions from a Qualified Contract must commence no later than the required beginning date. For IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 70 1/2. For TSA or 403(b) Contracts, or under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 70 1/2 or retire. Generally, required minimum distributions must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the required minimum distributions are not made, a 50% federal penalty tax is imposed as to the amount not distributed. It is unclear whether a partial withdrawal taken after an Income Date will have an adverse impact on the determination of required minimum distributions. If you are attempting to satisfy these rules through partial withdrawals, the entire value of the benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you are receiving Annuity Payments or are age 70 1/2 or older, you should consult with a tax adviser before taking a partial withdrawal.

The following distributions from a TSA or 403(b) Contract are not allowed before age 59 1/2, severance from employment, death or disability:

o salary reduction contributions made in years beginning after December 31, 1988;
o   earnings on those contributions; and
o earnings on amounts held as of the last year beginning before January 1, 1989 (as defined in Section 403(b)(11) of the Code).

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. We do not currently support hardship withdrawals and other liquidity benefits under TSA or 403(b) Contracts.

We do not track contributions by any years that would impact required minimum distributions and exceptions to accessing assets before age 59 1/2 under 403(b) Contracts.
ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS
Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a partial or full withdrawal of such amount or portion. The investment in the Contract is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be taxed on the difference between his or her Contract Value and the investment in the Contract at the time of transfer. In such case, the transferee's investment in the Contract will be increased to reflect the increase in the transferor's income.

The transfer or assignment of ownership of the Contract, the designation of an Annuitant, the selection of certain Income Dates, or the exchange of the Contract may result in certain other tax consequences that are not discussed here. An Owner contemplating any such transfer, assignment, or exchange should consult a tax adviser as to the tax consequences.

DEATH BENEFITS
Any death benefits paid under the Contract are taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments. Estate taxes may also apply.

WITHHOLDING
Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can however, generally elect not to have tax withheld from distributions.

"Eligible rollover distributions" from TSA or 403(b) plans and qualified plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as Beneficiary or alternate Payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if the employee chooses a "direct rollover" from the Contract plan to a qualified plan, IRA, TSA or 403(b) plan, or to a governmental Section 457 plan that agrees to separately account for rollover contributions.

FEDERAL ESTATE TAXES
While no attempt is being made to discuss the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX
Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

FOREIGN TAX CREDITS
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
The preceding discussion provides general information regarding federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

In Revenue Ruling 2004-75, 2004-31 I.R.B. 109, the IRS recently announced that income received by residents of Puerto Rico under life insurance policies or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

DIVERSIFICATION
The Code provides that the underlying investments for a Non-Qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the Investment Options are being managed so as to comply with the requirements.

In some circumstances, owners of variable annuities who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the Owner should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent Owners from being treated as the owners of the underlying Separate Account assets.

REQUIRED DISTRIBUTIONS
Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions specifying how amounts will be distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that: (a) if any Owner dies on or after you take a Full Annuitization, but before the time the entire interest in the Contract has been distributed, the entire interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death; and (b) if any Owner dies before you take a Full Annuitization, the entire interest in the Contract must be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest that is payable to or for the benefit of a designated Beneficiary and that is distributed over the life of such designated Beneficiary, or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such provisions and modify them, as necessary, to assure that they comply with the applicable requirements.

Other rules may apply to Qualified Contracts.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

                                       59
--------------------------------------------------------------------------------
9. ACCESS TO YOUR MONEY
The money in the Contract is available under the following circumstances:

o   by taking a withdrawal (including GPWB Payments);
o   by having us make Annuity Payments; or
o   when we pay a death benefit.

You can only take withdrawals during the Accumulation Phase. When you make a withdrawal request, we will process the request based on the Accumulation Unit values next determined after receipt of the request at our Service Center. The Accumulation Unit values are normally determined as of 4:00 p.m. Eastern Time each Business Day. Any withdrawal request received at or after 4:00 p.m. Eastern Time will receive the next Business Day's Accumulation Unit values.

When you take a full withdrawal, we will process the withdrawal:

o based upon the number of Accumulation Units held by the Contract on that Business Day and valued at the next available daily price established after receipt of the withdrawal request at our Service Center,
o   less any applicable withdrawal charge,
o   less any deductions we make to reimburse ourselves for premium tax, and
o   less any contract maintenance charge.

See the Fee Tables and section 7, Expenses for a discussion of the charges.

Any partial withdrawal must be for at least $500.* The Contract Value after a partial withdrawal must be at least $2,000.* WE RESERVE THE RIGHT TO TREAT A REQUEST FOR A PARTIAL WITHDRAWAL THAT WOULD REDUCE THE CONTRACT VALUE BELOW THIS MINIMUM AS A REQUEST FOR A FULL WITHDRAWAL OF THE CONTRACT. Unless you instruct us otherwise, we will deduct any partial withdrawal (including any withdrawal charge) proportionately from the Investment Choices.

* These limitations do not apply to GPWB Payments.

We will pay the amount of any withdrawal from the Investment Options within seven (7) days of when we receive your request in good order, unless the suspension of payments or transfers provision is in effect (see "Suspension of Payments or Transfers" later in this section).

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU TAKE. WITHDRAWALS FROM TSAS OR 403(B) CONTRACTS MAY BE RESTRICTED (SEE
SECTION 8, TAXES).

PARTIAL WITHDRAWAL PRIVILEGE
Each Contract Year during the Accumulation Phase, until you exercise the GPWB (if applicable), on a non-cumulative basis (minus any previous withdrawals taken during the Contract Year that were not subject to a withdrawal charge), you can take multiple withdrawals that when added together do not exceed 10% of total Purchase Payments received. We will not deduct a withdrawal charge from this amount.

Because the partial withdrawal privilege is non-cumulative, if you do not use all of your partial withdrawal privilege in a Contract Year, you may not carry over the remainder to the next year. If you take a withdrawal of more than the partial withdrawal privilege, the excess amount will be subject to the withdrawal charge. If you take a full withdrawal, we will assess the withdrawal charge with no reduction for the partial withdrawal privilege. IF YOU EXERCISE THE GPWB (IF APPLICABLE), THE PARTIAL WITHDRAWAL PRIVILEGE WILL NO LONGER BE AVAILABLE TO YOU, HOWEVER, YOU CAN STILL TAKE GPWB PAYMENTS AND EXCESS WITHDRAWALS UP TO THE ANNUAL GPWB MAXIMUM WITHOUT A WITHDRAWAL CHARGE. EXCESS WITHDRAWALS (INCLUDING A FULL WITHDRAWAL OF THE CONTRACT VALUE) ARE AVAILABLE WHILE YOU ARE RECEIVING GPWB PAYMENTS, HOWEVER, AMOUNTS WITHDRAWN IN EXCESS OF THE ANNUAL GPWB MAXIMUM (INCLUDING GPWB PAYMENTS) ARE SUBJECT TO A WITHDRAWAL CHARGE AS SET OUT IN SECTION 7, EXPENSES - WITHDRAWAL CHARGE.

The systematic withdrawal or the minimum distribution programs allow you to take withdrawals without the deduction of the withdrawal charge under certain circumstances. However, if you exercise the GPWB (if applicable), these programs will no longer be available to you. For more information, see "Systematic Withdrawal Program" and "The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments" later in this section.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

WAIVER OF WITHDRAWAL CHARGE BENEFIT
Under certain circumstances, after the first Contract Year, we will permit you to take money out of the Contract without deducting a withdrawal charge if any Owner becomes confined to a nursing home for a period of at least 90 consecutive days and a physician certifies that continued confinement is necessary. The waiver will not apply if any Owner was confined to a nursing home on the Issue Date. If the Contract is owned by a non-individual, we will base this benefit on the Annuitant. We require proof of confinement in a form satisfactory to us before we will waive the withdrawal charge.
THE WAIVER VARIES FROM STATE TO STATE AND MAY NOT BE AVAILABLE IN ALL STATES. CHECK WITH YOUR REGISTERED REPRESENTATIVE FOR DETAILS ON THE WAIVERS AVAILABLE IN YOUR STATE.

SYSTEMATIC WITHDRAWAL PROGRAM
If your Contract Value is at least $25,000, the systematic withdrawal program provides automatic monthly or quarterly payments to you. The minimum amount you can withdraw under this program is $500. You may withdraw any amount you want under this program if your Purchase Payments are no longer subject to the withdrawal charge. While the withdrawal charge is in effect, the systematic withdrawal program is subject to the partial withdrawal privilege. The total systematic withdrawals that you can take each Contract Year without incurring a withdrawal charge is limited to your partial withdrawal privilege amount for that Contract Year. Any additional withdrawals in a Contract Year when combined with systematic withdrawals that exceed the partial withdrawal privilege will be subject to any applicable withdrawal charge. For more information, see section 7, Expenses - Withdrawal Charge and the discussion of the "Partial Withdrawal Privilege" that appears earlier in this section.

All systematic withdrawals will be made on the ninth day of the month or the previous Business Day if the ninth is not a Business Day. You will not be charged additional fees for participating in or terminating from this program.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS. YOU CANNOT EXERCISE THE GPWB AND PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PROGRAM AT THE SAME TIME.


THE MINIMUM DISTRIBUTION PROGRAM AND REQUIRED MINIMUM DISTRIBUTION (RMD)
PAYMENTS
If you own a Qualified Contract, you may elect to participate in the minimum distribution program during the Accumulation Phase of the Contract. Under this program, we will make payments to you from your Contract that are designed to meet the applicable minimum distribution requirements imposed by the Code for Qualified Contracts. We can make payments to you on a monthly, quarterly, or annual basis. If your Contract Value is less than $25,000, we will only make payments annually. RMD payments from this Contract will not be subject to a withdrawal charge, but they will count against your partial withdrawal privilege. If you take any additional withdrawals while you are receiving RMD payments, and the annual total withdrawn exceeds the partial withdrawal privilege, the amount of that excess that is attributable to the additional withdrawals will be subject to any applicable withdrawal charge.


INHERITED IRA CONTRACTS. If you (the Owner) were the spouse of the deceased owner of the previous tax-qualified investment, and your spouse had not yet reached the date at which he/she was required to begin receiving required minimum distribution (RMD) payments, then you can elect to wait to begin receiving RMD payments until the year that your spouse would have reached age 70 1/2. Alternatively, if the deceased owner of the previous tax-qualified investment had already reached the date at which he/she was required to begin receiving RMD payments, the Owner of this Inherited IRA Contract can elect to begin RMD payments based on his/her single life expectancy in the year following the deceased owner's death, or (if longer) the deceased previous owner's life expectancy in the year of his/her death reduced by one. The Owner of an Inherited IRA Contract must begin to receive these RMD payments by December 31 of the year following the year of the deceased previous owner's death.

This Contract offers a choice of GMDBs. Contracts with the PRIME Plus Benefit include a GMIB and GPWB. These benefits may have limited usefulness if you purchase a Qualified Contract that is subject to a RMD. If your Contract includes the PRIME Plus Benefit and you do not exercise the GMIB on or before the date RMD payments must begin under a qualified plan, the Owner or Beneficiary may not be able to exercise the GMIB due to the restrictions imposed by the minimum distribution requirements. You should consider whether the GMIB is appropriate for your situation if you plan to exercise the GMIB after your RMD beginning date. You also cannot participate in the minimum distribution program available under this Contract if you elect to receive GPWB Payments. Once you choose your GPWB Payment option you cannot change it. Therefore, you may not be able to adjust your GPWB Payment to meet your RMD needs. In addition, RMD payments will reduce your GMDB, and PB Values.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

YOU CANNOT PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PROGRAM AND THE MINIMUM DISTRIBUTION PROGRAMS AT THE SAME TIME. YOU ALSO CANNOT EXERCISE THE GPWB AND PARTICIPATE IN THE MINIMUM DISTRIBUTION PROGRAM AT THE SAME TIME. THE MINIMUM DISTRIBUTION PROGRAM IS CURRENTLY NOT AVAILABLE UNDER TSA OR 403(B) CONTRACTS. WE ENCOURAGE PROSPECTIVE OWNERS WHO ARE CONSIDERING PURCHASING QUALIFIED CONTRACTS THAT ARE SUBJECT TO RMD PAYMENTS TO CONSULT A TAX ADVISER REGARDING THESE BENEFITS.

SUSPENSION OF PAYMENTS OR TRANSFERS
We may be required to suspend or postpone payments for withdrawals (including GPWB Payments if available) or transfers for any period when:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);
o   trading on the New York Stock Exchange is restricted;
o an emergency exists as a result of which disposal of the Investment Option shares is not reasonably practicable or we cannot reasonably value the Investment Option shares;
o during any other period when the Securities and Exchange Commission, by order, so permits for the protection of Owners.

We reserve the right to defer payment for a withdrawal or transfer from any general account Investment Choice for the period permitted by law, but not for more than six months.

--------------------------------------------------------------------------------
10. ILLUSTRATIONS
In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we may provide you with certain personalized illustrations upon request and free of charge. These illustrations may provide hypothetical depictions of either the Accumulation Phase or the Annuity Phase.

The illustrations are not guarantees or representations as to future performance or any specific rate of return. You can request an illustration free of charge by contacting your registered representative.

--------------------------------------------------------------------------------
11. DEATH BENEFIT
At Contract issue, you may be able to select one of two death benefit options. If you do not make a selection, the Traditional GMDB will apply to your Contract. The death benefit will apply only during the Accumulation Phase of the Contract.

The Enhanced GMDB is available at Contract issue for an additional M&E charge if all Owners are age 75 or younger on the Issue Date. The Enhanced GMDB does not provide any additional benefit before the first Contract Anniversary and the benefit values are limited after age 81. As a result, any Owner who is nearing age 75 should determine if purchasing a benefit for which there is an additional cost is appropriate for their situation.

THE DEATH BENEFIT PROVIDED BY THE ENHANCED GMDB WILL NEVER BE LESS THAN THE DEATH BENEFIT PROVIDED BY THE TRADITIONAL GMDB, BUT THEY MAY BE EQUAL.


YOU CAN ONLY SELECT ONE DEATH BENEFIT AT CONTRACT ISSUE. ONCE YOU SELECT A DEATH BENEFIT, YOU CANNOT CHANGE OR CANCEL IT. THE ENHANCED GMDB MAY NOT BE AVAILABLE IN YOUR STATE. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY AND BE SURE TO DISCUSS WHETHER YOUR SELECTED DEATH BENEFIT IS APPROPRIATE FOR YOUR SITUATION. PLEASE REFER TO YOUR CONTRACT OR THE APPLICABLE RIDER FOR THE SPECIFIC TERMS AND CONDITIONS OF THE DEATH BENEFITS.


If your Contract includes the PRIME Plus Benefit and you exercise the GPWB:
o the Traditional GMDB value or Enhanced GMDB value that applies to your Contract will stop increasing on the date you exercise the GPWB, and it will decrease with each GPWB Payment we make and any Excess Withdrawals you take.
o the death benefit that is equal to your Contract Value will continue to fluctuate with market performance but it will decrease with each GPWB Payment we make and any Excess Withdrawals you take.
o the increased M&E charge associated with the Enhanced GMDB (if applicable) will continue as long as the Enhanced GMDB value is greater than zero.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

THE GMDB THAT APPLIES TO YOUR CONTRACT WILL TERMINATE UPON THE EARLIEST OF:

o   the Business Day before the Income Date that you take a Full Annuitization,
o   the Business Day that the GMDB value and Contract Value are both zero, or
o   Contract termination.

The use of the term "you" in this section refers to the Annuitant if the Contract is owned by a non-individual; otherwise it refers to the Owner.

We will process the death benefit based on the Accumulation Unit values next determined after receipt of both due proof of death and an election of the death benefit payment option at our Service Center. The Accumulation Unit values are normally determined as of 4:00 p.m. Eastern Time each Business Day and due proof of death and an election of the death benefit payment option received at or after 4:00 p.m. Eastern Time will receive the next Business Day's Accumulation Unit values.

Any part of the death benefit amount that had been invested in the Investment Options remains in the Investment Options until distribution begins. From the time the death benefit is determined until we make a complete distribution, any amount in the Investment Options will be subject to investment risk that will be borne by the recipient.

Please see Appendix D for examples of the calculations of the death benefit.

DEATH OF THE OWNER UNDER INHERITED IRA CONTRACTS
Upon the death of the Owner under an Inherited IRA Contract, the Beneficiary can either elect to:
o continue to receive the required minimum distribution payments based on the remaining life expectancy of the deceased Owner and the Contract Value (less any deduction we make to reimburse ourselves for premium taxes) as of the Business Day we receive due proof of death and the appropriately completed election form at our Service Center; or
o receive a lump sum payment based on the Contract Value (less any deduction we make to reimburse ourselves for premium taxes) as of the Business Day we receive due proof of death and the appropriately completed election form at our Service Center.

DEATH OF THE OWNER AND/OR ANNUITANT UNDER ALL OTHER CONTRACTS
The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract. FOR QUALIFIED CONTRACTS, THERE CAN BE ONLY ONE OWNER AND THE OWNER MUST BE THE ANNUITANT, UNLESS THE CONTRACT IS A QUALIFIED CONTRACT OWNED BY A QUALIFIED PLAN OR IS PART OF A CUSTODIAL ARRANGEMENT. IF YOU TAKE A PARTIAL ANNUITIZATION, THERE CAN BE ONLY ONE OWNER; THE OWNER MUST BE THE ANNUITANT, AND WE WILL NOT ALLOW THE OWNER TO ADD A JOINT ANNUITANT. PARTIAL ANNUITIZATIONS ARE NOT AVAILABLE TO JOINT OWNERS. DESIGNATING DIFFERENT PERSONS AS OWNER(S) AND ANNUITANT(S) CAN HAVE AN IMPORTANT IMPACT ON WHETHER A DEATH BENEFIT IS PAID, AND ON WHO WOULD RECEIVE IT. USE CARE WHEN DESIGNATING OWNERS AND ANNUITANTS, AND CONSULT YOUR REGISTERED REPRESENTATIVE IF YOU HAVE QUESTIONS.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------


                                                   UPON THE DEATH OF A SOLE OWNER
------------------------------------------------------------------------------------------------------------------------------------
  ACTION UNDER THE PORTION OF THE CONTRACT THAT IS IN THE        ACTION UNDER ANY PORTION OF THE CONTRACT APPLIED TO
                     ACCUMULATION PHASE                                            ANNUITY PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
o  We will pay a death benefit to the Beneficiary* based on   o  The Beneficiary becomes the Owner.
   the GMDB that you selected. If you took a Partial          o  If the deceased was not an Annuitant, Annuity Payments
   Annuitization, federal law requires us to distribute the      to the Payee will continue. We will not pay a death
   death benefit within five years of the date of death          benefit.
   and, therefore, death benefit Option C (which allows for   o  If the deceased was the only surviving Annuitant,
   payments of the death benefit as a Traditional Annuity        Annuity Payments to the Payee will continue until that
   Payment over the lifetime of the Beneficiary) will not        portion of the Contract terminates and will be paid at
   be available. For a description of the payout options         least as rapidly as they were being paid at the
   see "Death Benefit Payment Options" later in this             Annuitant's death. For more information on when any
   section.                                                      portion of the Contract applied to Traditional Annuity
                                                                 Payments terminates see section 3, The Annuity Phase -
 o If the GPWB was in effect it will terminate                   Traditional Annuity Payments. For more information on
   unless the deceased Owner's spouse continues the Contract.    when any portion of the Contract applied to GMIB
                                                                 Payments terminates see section 4, Protected
                                                                 Retirement Income Made Easy:  The PRIME Plus Benefit -
                                                                 Termination of the GMIB. We will not pay a death
                                                                 benefit under Annuity Options 1 through 4, or Annuity
                                                                 Option 6. However, there may be a lump sum refund due
                                                                 to the Payee under Annuity Option 5. For more
                                                                 information see section 3, The Annuity Phase - Annuity
                                                                 Options.
                                                              o  If the deceased was an Annuitant and there is a surviving joint
                                                                 Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant. We will not pay a death benefit.

* If the Beneficiary is the spouse of the deceased Owner the spouse/Beneficiary can elect to continue the Contract instead of receiving a death benefit payout. If the Contract continues we will increase the Contract Value to equal the GMDB value if that amount is greater than the Contract Value on the Business Day we receive due proof of death and a payment election form.


                                                   UPON THE DEATH OF A JOINT OWNER
                          (NOTE: WE DO NOT ALLOW JOINT OWNERS TO TAKE PARTIAL ANNUITIZATIONS)
------------------------------------------------------------------------------------------------------------------------------------
  ACTION UNDER THE PORTION OF THE CONTRACT THAT IS IN THE        ACTION UNDER ANY PORTION OF THE CONTRACT APPLIED TO
                     ACCUMULATION PHASE                                            ANNUITY PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
o  We will consider the surviving Joint Owner to be the       o  The surviving Joint Owner becomes the sole Owner.
   primary Beneficiary. Any other Beneficiary on record       o  If the deceased was not an Annuitant, Annuity Payments
   will be treated as a contingent Beneficiary.                  to the Payee will continue. We will not pay a death
                                                                 benefit.
o  We will pay a death benefit to the surviving Joint         o  If the deceased was the only surviving Annuitant,
   Owner* based on the GMDB that you selected. For a             Annuity Payments to the Payee will continue until that
   description of the payout options available see "Death        portion of the Contract terminates and will be paid at  least as
   Benefit Payment Options" later in this section.               rapidly as they were being paid at the Annuitant's death. For more information on when any  portion of the Contract applied to
o  If the GPWB was in effect it will terminate unless the        Traditional Annuity Payments terminates see section 3, The Annuity
   Joint Owners were spouses and the surviving spouse/Joint      Phase - Traditional Annuity Payments. For more information on
   Owner continues the Contract.                                 when any portion of the Contract applied to GMIB Payments
                                                                 terminates see section 4, Protected Retirement Income Made
                                                                 Easy: The PRIME Plus Benefit - Termination of the GMIB. We will not pay a death benefit under Annuity Options 1  through 4, or
                                                                 Annuity Option 6. However, there may be a lump sum refund
                                                                 due to the Payee under Annuity Option 5. For more information see section 3, The  Annuity Phase -  Annuity Options.
                                                               o If the deceased was an Annuitant and there is a surviving joint
                                                                 Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant. We will not pay a death benefit.

* If the surviving Joint Owner is the spouse of the deceased Owner the spouse/surviving Joint Owner can elect to continue the Contract instead of receiving a death benefit payout. If the Contract continues we will increase the Contract Value to equal the GMDB value if that amount is greater than the Contract Value on the Business Day we receive due proof of death and a payment election form.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

                                       64

                         UPON THE DEATH OF THE ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT
------------------------------------------------------------------------------------------------------------------------------------
   ACTION UNDER THE PORTION OF THE CONTRACT THAT IS IN THE        ACTION UNDER ANY PORTION OF THE CONTRACT APPLIED TO
                      ACCUMULATION PHASE                                            ANNUITY PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
o  If the Contract is owned by a non-individual (for example    o  Annuity Payments to the Payee will continue until
   a qualified plan or a trust), we will treat the death of        that portion of the Contract terminates and will be paid at least
   the Annuitant as the death of an Owner, we will pay the         as rapidly as they were being paid at the Annuitant's death.
   Beneficiary a death benefit based on the GMDB you               For more information on when  any portion of the Contract applied
   selected, and a new Annuitant cannot be named. If the GPWB      to Traditional  Annuity Payments terminates see section 3, The
   was in effect it will terminate.                                Annuity Phase - Traditional Annuity Payments. For
o  If the deceased Annuitant was not an Owner, and the             more information on when any portion of the Contract
   Contract is owned only by an individual(s), we will not         applied to GMIB Payments terminates see section 4,
   pay a death benefit. The Owner can name a new Annuitant         Protected Retirement Income Made Easy:  The PRIME
   subject to our approval. If the GPWB was in effect it will      Plus Benefit - Termination of the GMIB. We will not
   continue.                                                       pay a death benefit under Annuity Options 1 through
o  If the deceased Annuitant a sole Owner, we                      4, or Annuity Option 6. However, there may be a lump
   will pay the Beneficiary* a death benefit based on the          sum refund due to the Payee under Annuity Option 5.
   GMDB that you selected. If you took a Partial                   For more information see section 3, The Annuity
   Annuitization, federal law requires us to distribute the        Phase - Annuity Options.
   death benefit within five years of the date of death and,    o  If the deceased was a sole Owner, the
   therefore, death benefit Option C (which allows for             Beneficiary will become the Owner if the Contract
   payments of the death benefit as a Traditional Annuity          continues.
   Payment over the lifetime of the Beneficiary) will not be    o  If the deceased was a Joint Owner, the surviving
   available. If the GPWB was in effect it will terminate          Joint Owner becomes the sole Owner if the Contract
   unless the deceased Owner's spouse continues the Contract.      continues.
o  If the deceased Annuitant was a Joint Owner and there is a surviving Joint Owner, we will consider the surviving Joint
   Owner to be the primary Beneficiary. Any other Beneficiary on record will be treated as a contingent Beneficiary. We will pay a death benefit to the surviving Joint Owner** based on the GMDB that you selected. If the GPWB was in effect it will terminate unless the Joint Owners were spouses and the surviving
   spouse/Joint Owner continues the Contract.
o  For a description of the payout options, see "Death Benefit
   Payment Options" later in this section.

* If the Beneficiary is the spouse of the deceased Owner the spouse/Beneficiary can elect to continue the Contract instead of receiving a death benefit payout. If the Contract continues we will increase the Contract Value to equal the GMDB value if that amount is greater than the Contract Value on the Business Day we receive due proof of death and a payment election form.
** If the surviving Joint Owner is the spouse of the deceased Owner the spouse/surviving Joint Owner can elect to continue the Contract instead of receiving a death benefit payout. If the Contract continues we will increase the Contract Value to equal the GMDB value if that amount is greater than the Contract Value on the Business Day we receive due proof of death and a payment election form.


                           UPON THE DEATH OF THE ANNUITANT AND THERE IS A SURVIVING JOINT ANNUITANT
 (NOTE: WE DO NOT ALLOW JOINT ANNUITANTS UNDER A PARTIAL ANNUITIZATION AND WE DO NOT ALLOW
 JOINT ANNUITANTS DURING THE ACCUMULATION PHASE SO THIS CAN ONLY OCCUR UNDER A FULL ANNUITIZATION)
------------------------------------------------------------------------------------------------------------------------------------
o  Only Annuity Options 3 and 4 allow joint Annuitants. Under   o   We will not pay a death benefit.
   Annuity Options 3 and 4, Annuity Payments to the Payee       o   If the deceased was a sole Owner, the
   will continue during the lifetime of the surviving joint         Beneficiary will become the Owner. Annuitant.
   For more information see section 3, The Annuity              o   If the deceased was a Joint Owner, the surviving
   Phase - Annuity Options.                                         Joint Owner becomes the sole Owner.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

TRADITIONAL GUARANTEED MINIMUM DEATH BENEFIT (TRADITIONAL GMDB)
If the Traditional GMDB applies, the amount of the death benefit will be the greater of 1 or 2, less any deduction we make to reimburse ourselves for premium tax.

1. The Contract Value, determined as of the end of the Business Day during which both due proof of death and an election of the death benefit payment option have been received at our Service Center.

2. The Traditional GMDB value, which is the total of all Purchase Payments received before you exercise the GPWB (if applicable), reduced as follows: o proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge) for each withdrawal taken before you exercise the GPWB (if applicable).
    o proportionately by the percentage of Contract Value applied to each traditional Partial Annuitization taken before you exercise the GPWB (if applicable).
    o proportionately by the percentage of PB Value applied to each GMIB Partial Annuitization taken before you exercise the GPWB (if applicable).
    o if you exercise the GPWB, reduced proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge) for each GPWB Payment we make and/or any Excess Withdrawal you take.

* Not subject to a withdrawal charge.

ANY WITHDRAWALS TAKEN BEFORE YOU EXERCISE THE GPWB, EXCESS WITHDRAWALS AND/OR AMOUNTS APPLIED TO TRADITIONAL PARTIAL ANNUITIZATIONS MAY REDUCE THE TRADITIONAL GMDB VALUE BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the Traditional GMDB value, we will deduct more than the amount withdrawn and/or annuitized from the Traditional GMDB value.

ANY AMOUNTS APPLIED TO GMIB PARTIAL ANNUITIZATIONS MAY REDUCE THE TRADITIONAL GMDB VALUE BY MORE THAN THE AMOUNT ANNUITIZED. If the PB Value at the time of annuitization is less than the Traditional GMDB value, we will deduct more than the amount annuitized from the Traditional GMDB value.

ENHANCED GUARANTEED MINIMUM DEATH BENEFIT (ENHANCED GMDB)
If the Enhanced GMDB applies, the amount of the death benefit will be the greater of 1 or 2, less any deduction we make to reimburse ourselves for premium tax.
1. The Contract Value, determined as of the end of the Business Day during which both due proof of death and an election of the death benefit payment option have been received at our Service Center.
2. The Enhanced GMDB value, determined as of the end of the Business Day during which both due proof of death and an election of the death benefit payment option have been received at our Service Center.

The Enhanced GMDB value is equal to the greater of:
a) the 3% AIA, or
b) the MAV.

ON THE DATE YOU EXERCISE THE GPWB (IF APPLICABLE), THE 3% AIA AND MAV STOP INCREASING, AND THEY WILL DECREASE proportionately by the percentage of any Contract Value withdrawn (including any withdrawal charges) for each GPWB Payment and/or any Excess Withdrawals.

* Not subject to a withdrawal charge.

IF YOU EXERCISE THE GPWB, GPWB PAYMENTS AND EXCESS WITHDRAWALS MAY REDUCE THE ENHANCED GMDB VALUE BY MORE THAN THE AMOUNT WITHDRAWN. If the Contract Value at the time of withdrawal is less than the Enhanced GMDB value, we will deduct more than the amount withdrawn from the Enhanced GMDB value.

A.  3% ANNUAL INCREASE AMOUNT

The 3% AIA on the Issue Date is equal to the initial Purchase Payment received on the Issue Date.

On each Business Day other than a Contract Anniversary and before the exercise of the GPWB (if applicable) or the date of any Owner's death, the 3% AIA is equal to:
o   its value on the immediately preceding Business Day,
o   plus any additional Purchase Payments* received that day,
o reduced proportionately by the percentage of Contract Value withdrawn that day (including any withdrawal charge),

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

o reduced proportionately by the percentage of Contract Value applied to a traditional Partial Annuitization that day, and
o reduced proportionately by the percentage of PB Value applied to a GMIB Partial Annuitization that day (if applicable).

On each Contract Anniversary before the older Owner's 81st birthday** and before the exercise of the GPWB (if applicable) or the date of any Owner's death, the 3% AIA is equal to its value on the immediately preceding Business Day, increased by 3%. We then process any transactions we received on that Contract Anniversary (such as withdrawals and Partial Annuitizations) in the same way that we do on each Business Day other than a Contract Anniversary.

Beginning with the Contract Anniversary that occurs on or after the older Owner's 81st birthday* and before the exercise of the GPWB (if applicable) or the date of any Owner's death, we calculate the 3% AIA in the same way that we do on each Business Day other than a Contract Anniversary.

WE LIMIT THE 3% AIA TO A MAXIMUM OF 1.5 TIMES YOUR TOTAL PURCHASE PAYMENTS, REDUCED AS FOLLOWS:
o proportionately, by the percentage of PB Value applied to each GMIB Partial Annuitization (if applicable).
o proportionately, by the percentage of Contract Value withdrawn (including any withdrawal charge) and/or annuitized for each of the following: withdrawals taken before you exercise the GPWB, amounts applied to traditional Partial Annuitizations, *** GPWB Payments,* and/or Excess Withdrawals.

*   You can only make additional Purchase Payments during the first Contract
    Year.
** If the Contract is owned by a non-individual (for example, a qualified plan or trust), we will use the age of the Annuitant.
*** Not subject to a withdrawal charge.

B.  MAXIMUM ANNIVERSARY VALUE (MAV)

The MAV on the Issue Date is equal to your initial Purchase Payment received on the Issue Date.

On each Business Day other than a Contract Anniversary and before the exercise of the GPWB (if applicable) or the date of any Owner's death, the MAV is equal to:

o its value on the immediately preceding Business Day, o plus any additional Purchase Payments* received that day,
o reduced proportionately by the percentage of Contract Value withdrawn that day (including any withdrawal charge),
o reduced proportionately by the percentage of Contract Value applied to a traditional Partial Annuitization that day, and
o reduced proportionately by the percentage of PB Value applied to a GMIB Partial Annuitization that day (if applicable).

*   You can only make additional Purchase Payments during the first Contract
    Year.

On each Contract Anniversary before the older Owner's 81st birthday** and before the exercise of the GPWB (if applicable) or the date of any Owner's death, the MAV is equal to the greater of its value on the immediately preceding Business Day, or the Contract Value that occurs on that Contract Anniversary before we process any transactions. We then process any transactions received on that Contract Anniversary (such as withdrawals and Partial Annuitizations) in the same way that we do on each Business Day other than a Contract Anniversary.

Beginning with the Contract Anniversary that occurs on or after the older Owner's 81st birthday** and before the exercise of the GPWB (if applicable) or the date of any Owner's death, we calculate the MAV in the same way that we do on each Business Day other than a Contract Anniversary.


** If the Contract is owned by a non-individual (for example, a qualified plan or trust), we will use the age of the Annuitant.

ANY WITHDRAWALS TAKEN BEFORE YOU EXERCISE THE GPWB AND/OR AMOUNTS APPLIED TO TRADITIONAL PARTIAL ANNUITIZATIONS MAY REDUCE THE 3% AIA AND MAV BY MORE THAN THE AMOUNT WITHDRAWN AND/OR ANNUITIZED. If the Contract Value at the time of withdrawal and/or annuitization is less than the 3% AIA (or MAV as applicable), we will deduct more than the amount withdrawn and/or annuitized from the 3% AIA (or MAV as applicable).

ANY AMOUNTS APPLIED TO GMIB PARTIAL ANNUITIZATIONS MAY REDUCE THE 3% AIA AND MAV BY MORE THAN THE AMOUNT ANNUITIZED. If the PB Value at the time of annuitization is less than the 3% AIA (or MAV as applicable), we will deduct more than the amount annuitized from the 3% AIA (or MAV as applicable).

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

DEATH BENEFIT PAYMENT OPTIONS
If you have not previously designated a death benefit payment option, a Beneficiary must request the death benefit be paid under one of the death benefit payment options below. If the Beneficiary is the spouse of the deceased Owner, he/she can choose to continue the Contract in his/her own name at the then current Contract Value, or if greater, the death benefit value. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If a lump sum payment is requested, we will pay the amount within seven days of receipt of proof of death and a valid election of a death benefit payment option, including any required governmental forms, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any applicable tax consents and/or state forms.

OPTION A: lump sum payment of the death benefit. We will not deduct the contract maintenance charge at the time of a full withdrawal if the distribution is due to death.

OPTION B: payment of the entire death benefit within five years of the date of any Owner's death. We will assess the full contract maintenance charge on each Beneficiary's portion on each Contract Anniversary.

OPTION C: if the Beneficiary is an individual, payment of the death benefit as a Traditional Annuity Payment under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution under this option must begin within one year of the date of any Owner's death. We will continue to assess the full contract maintenance charge on each Beneficiary's portion proportionately over the Traditional Annuity Payments. THIS OPTION IS NOT AVAILABLE IF YOU TOOK A PARTIAL ANNUITIZATION, AND GMIB PAYMENTS ARE NOT AVAILABLE UNDER THIS OPTION.

Any portion of the death benefit not applied to Traditional Annuity Payments within one year of the date of the Owner's death must be distributed within five years of the date of death.

If a non-individual is named as an Owner, then the death of any Annuitant shall be treated as the death of an Owner solely for purposes of the Internal Revenue Code's distribution at death rules, which are set forth in Section 72(s) of the Code.

In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, the Contract will be interpreted and administered in accordance with Section 72(s) of the Code.

--------------------------------------------------------------------------------
12. OTHER INFORMATION ALLIANZ LIFE
Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. We offer fixed and variable annuities, individual and group life insurance, long-term care insurance and health insurance products. We are licensed to do direct business in 49 states and the District of Columbia. We are a subsidiary of Allianz Aktiengesellschaft Holding (Allianz
AG), a provider of integrated financial services.

THE SEPARATE ACCOUNT
We established Allianz Life Variable Account B (the Separate Account) as a separate account under Minnesota insurance law on May 31, 1985. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.

The Separate Account holds the assets that underlie the Contracts, except assets allocated to our general account. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

We own the assets of the Separate Account. We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account's assets may not be used to pay any of our liabilities other than those arising from the Contracts. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the Separate Account are not generalized obligations of Allianz Life. However, we are obligated to pay all benefits under the Contracts.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

DISTRIBUTION
Allianz Life Financial Services, LLC (Allianz Life Financial), previously USAllianz Investor Services, LLC, a wholly-owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. Allianz Life Financial, a limited liability company organized in Minnesota, is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Financial is registered as a broker/dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the NASD, Inc. Allianz Life Financial is not a member of Securities Investors Protection Corporation. More information about Allianz Life Financial is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.

We have entered into a distribution agreement with our affiliate Allianz Life Financial for the distribution and sale of the Contracts. Allianz Life Financial does not itself sell the Contracts on a retail basis. Rather, Allianz Life Financial enters into selling agreements with other third-party broker/dealers registered under the 1934 Act (selling firms) for the sale of the Contracts. Two of these selling firms, USAllianz Securities, Inc., and Questar Capital Corporation, are our affiliates. We pay sales commissions to the selling firms and their registered representatives. Investment Options that assess Rule 12b-1 fees make payments of the fees to Allianz Life Financial under their distribution plans in consideration for providing certain services and incurring certain expenses permitted under the Investment Option's plan. These payments typically equal 0.25% of an Investment Option's average daily net assets for the most recent calendar year. The investment adviser and/or subadviser (and/or their affiliates) of the Investment Options may from time to time make payments for administrative services to Allianz Life Financial or its affiliates.

The maximum commission payable for Contract sales by the registered representatives of the selling firms is expected not to exceed 5% of Purchase Payments. Sometimes, we enter into an agreement with the selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission (which when totaled could exceed 5% of Purchase Payments).

We may fund Allianz Life Financial's operating and other expenses, including: overhead; legal and accounting fees; registered representative training; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. Registered representatives and their managers are also eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with Allianz Life Financial. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. Registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

We and/or Allianz Life Financial may pay certain selling firms additional marketing support allowances for:

o   marketing services and increased access to registered representatives;
o   sales promotions relating to the Contracts;
o costs associated with sales conferences and educational seminars for their registered representatives;
o   the cost of client meetings and presentations; and
o   other sales expenses incurred by them.

We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker/dealer firm and the amount of any such payment. However, we do consider a number of specific factors in determining marketing support payments, which may include a review of the following:

o the level of existing sales and assets held in contracts issued by us that are sold through the broker/dealer firm and the potential for new or additional sales;
o the organizational "fit" between the broker/dealer firm and the type of wholesaling and marketing force we operate;
o whether the broker/dealer firm's operational, IT, and support services structure and requirements are compatible with our method of operation;
o whether the broker/dealer firm's product mix is oriented toward our core markets;
o whether the broker/dealer firm has a structure facilitating a marketing support arrangement, such as frequent registered representative meetings and training sessions;

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

o the potential return on investment of investing in a particular firm's system;
o our potential ability to obtain a significant level of the market share in the broker/dealer firm's distribution channel;
o   the broker/dealer firm's registered representative and customer profile; and
o the prominence of the broker/dealer firm in its marketing channel and its reputation.

We may also make payments for marketing and wholesaling support to broker/dealer affiliates of Investment Options that are available through the variable annuities we offer.

Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.

We and/or Allianz Life Financial may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including this Contract) or persistency standards, or as part of a special promotion. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. In some instances, the amount paid may be significant.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.

ADDITIONAL CREDITS FOR CERTAIN GROUPS
We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.

ADMINISTRATION/ALLIANZ SERVICE CENTER
Delaware Valley Financial Services, LLC (DVFS) performs certain administrative services regarding the Contracts. DVFS is a wholly owned subsidiary of Allianz Life. Our Service Center is located at 300 Berwyn Park, Berwyn, Pennsylvania. The administrative services performed by our Service Center include:
o   Issuance of the Contracts,
o   Maintenance of Owner records,
o Processing and mailing of account statements and other mailings to Owners, and
o   Routine customer service including:
    -   Responding to Owner correspondence and inquiries,
    -   Processing of Contract changes,
    -   Processing withdrawal requests (both partial and total), and
    -   Processing annuitization requests.

Historically, we have compensated DVFS based on a specified fee per transaction and an additional negotiated fee for enhancements to computer systems used to process our business. Currently, we are on a cost basis. For the past three calendar years, Allianz Life Financial has paid DVFS $71,043,174 for performing administrative services regarding the Contracts.

To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Options, will be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call us at the toll-free number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

LEGAL PROCEEDINGS
We and our subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no legal proceedings pending or threatened to which we, the Separate Account, or Allianz Life Financial is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contract, or Allianz Life Financial's ability to perform its contract.

FINANCIAL STATEMENTS
The consolidated financial statements of Allianz Life and the financial statements of the Separate Account have been included in the Statement of Additional Information.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
13.   GLOSSARY
This prospectus is written in plain English to make it as understandable as possible. However, there are some technical words or terms that are defined below and are capitalized in the prospectus. The following is a list of common abbreviations used in this prospectus:

        AIA  =   ANNUAL INCREASE AMOUNT                          GPWB  =  GUARANTEED PARTIAL WITHDRAWAL BENEFIT
       GMDB  =   GUARANTEED MINIMUM DEATH BENEFIT                 MAV  =  MAXIMUM ANNIVERSARY VALUE
       GMIB  =   GUARANTEED MINIMUM INCOME BENEFIT              PRIME  =  PROTECTED RETIREMENT INCOME MADE EASY

ACCUMULATION PHASE - the period of time before you apply the entire Contract Value to Annuity Payments. The Accumulation Phase may occur at the same time as the Annuity Phase if you take Partial Annuitizations.

ACCUMULATION UNIT - the units into which we convert amounts invested in the subaccounts that invest in the Investment Options during the Accumulation Phase.

AIA (ANNUAL INCREASE AMOUNT) - a calculation used in determining the PB Value under the PRIME Plus Benefit, and in determining the GMDB value under the Enhanced GMDB.

ANNUITANT - the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant and they can add a joint Annuitant for the Annuity Phase if they take a Full Annuitization.

ANNUITY OPTIONS - the income options available to you under the Contract.

ANNUITY PAYMENTS - payments made by us to the Payee pursuant to the Annuity Option chosen. Annuity Payments may be variable, fixed, or a combination of both variable and fixed.

ANNUITY PHASE - the phase the Contract is in once Annuity Payments begin. This may occur at the same time as the Accumulation Phase if you take a Partial Annuitization.

ANNUITY UNIT - the units into which we convert amounts invested in the subaccounts during the Annuity Phase.

BASE CONTRACT - the contract corresponding to this prospectus that does not include either the PRIME Plus Benefit or the Short Withdrawal Charge Option.

BENEFICIARY - the person(s) or entity the Owner designates at Contract issue to receive any death benefit.

BUSINESS DAY - each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

CONTRACT - the deferred annuity contract corresponding to this prospectus that allows you to accumulate money tax deferred by making one or more Purchase Payments. It provides for lifetime or other forms of Annuity Payments beginning on the Income Date.

CONTRACT ANNIVERSARY - a 12-month anniversary of the Issue Date of your Contract.

CONTRACT VALUE - on any Business Day it is equal to the sum of the values in your selected Investment Choices. It does not include amounts applied to Annuity Payments.

CONTRACT YEAR - any period of 12 months commencing with the Issue Date and each Contract Anniversary thereafter.

EXCESS WITHDRAWAL - for Contracts with the PRIME Plus Benefit that exercise the GPWB, this is an additional withdrawal you take while you are receiving GPWB Payments.

FULL ANNUITIZATION - this occurs once you apply the entire Contract Value to Annuity Payments. Once you take a Full Annuitization, you cannot take any additional Partial Annuitizations. If you take a Full Annuitization, the Accumulation Phase of the Contract will end.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

GMDB (GUARANTEED MINIMUM DEATH BENEFIT) - you can select one of two GMDBs at Contract issue, subject to certain age restrictions and state availability, that may provide different guaranteed death benefit values. The Traditional GMDB is the default death benefit or you can select the Enhanced GMDB for an additional M&E charge.

GMIB (GUARANTEED MINIMUM INCOME BENEFIT) - the PRIME Plus Benefit that provides a guaranteed minimum fixed income in the form of Annuity Payments based on the PB Value. You must wait at least seven Contract Years after the date the PRIME Plus Benefit is added to your Contract, or after the date of any 7% AIA reset before you can exercise the GMIB and it can only be exercised within 30 days following a Contract Anniversary.

GMIB PAYMENTS - Annuity Payments we make to the Payee based on the PB Value.

GPWB (GUARANTEED PARTIAL WITHDRAWAL BENEFIT) - the PRIME Plus Benefit that provides a guaranteed minimum amount of income in the form of partial withdrawals based on the PB Value. You must wait at least seven Contract Years after the date the PRIME Plus Benefit is added to your Contract, or after the date of any 7% AIA reset before you can exercise the GPWB and it can only be exercised within 30 days following a Contract Anniversary.

GPWB MAXIMUM - if you have a Contract with the PRIME Plus Benefit and you exercise the GPWB, this is the annual limit of guaranteed partial withdrawals (or GPWB Payments) available to you under the GPWB. The GPWB Maximum is equal to 5% of the PB Value if you select the 5% payment option, or 10% of the PB Value if you select the 10% payment option.

GPWB PAYMENTS - withdrawal payments we make to the Owner based on the PB Value.

INCOME DATE - the date we begin making Annuity Payments to the Payee from the Contract. This date must be the first day of a calendar month. Because the Contract allows for Partial Annuitizations, there may be multiple Income Dates.

INVESTMENT CHOICES - the Investment Options and any general account Investment Choices available under the Contract for Purchase Payments or transfers. We may add, substitute or remove Investment Choices in the future.

INVESTMENT OPTIONS - the variable Investment Choices available under the Separate Account. You may invest in up to 15 of the Investment Options at any one time.

ISSUE DATE - the date as shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.

JOINT OWNERS - a Non-Qualified Contract can be owned by up to two Owners. We do not allow Joint Owners to take Partial Annuitizations.

MAV (MAXIMUM ANNIVERSARY VALUE) - a calculation used in determining the PB Value under the PRIME Plus Benefit, and in determining the GMDB value under the Enhanced GMDB.

NON-QUALIFIED CONTRACT - a Contract that is not purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code.

OWNER - "you," "your" and "yours." The person or entity (or persons or entities if there are Joint Owners) named in the Contract who may exercise all rights granted by the Contract. The Owner is designated at Contract issue.

PARTIAL ANNUITIZATION - this occurs when you apply only part of the Contract Value to Traditional Annuity Payments (or part of the PB Value to GMIB Payments if your Contract includes the PRIME Plus Benefit). If you take a Partial Annuitization, the Accumulation Phase and Annuity Phase of the Contract may occur at the same time. You can take one Partial Annuitization every 12 months. The maximum number of annuitizations we allow at any one time is five. If you take a Partial Annuitization, there can be only one Owner, the Owner must be the Annuitant, and we will not allow the Owner to designate a joint Annuitant. Partial Annuitizations are not available to Joint Owners.

PAYEE - the person or entity you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase. If you do not designate a Payee by the Income Date, we will make Annuity Payments to the Owner.

PB VALUE - the amount used to calculate GPWB Payments and GMIB Payments under the PRIME Plus Benefit.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

PRIME (PROTECTED RETIREMENT INCOME MADE EASY) PLUS BENEFIT - an optional benefit package that includes a GMIB and GPWB and carries a higher M&E charge. You may add the PRIME Plus Benefit once before age 76 and later remove it from the Contract if you so choose. We designed the PRIME Plus Benefit to give you options for turning your accumulated retirement assets into a stream of retirement income.

PURCHASE PAYMENT - the money you put in the Contract.

QUALIFIED CONTRACT - a Contract purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code (for example, 401(k) and H.R. 10 plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA, 403(b), or "90-24 transfer" contracts). Currently, we may issue Qualified Contracts that may include, but are not limited to, Roth IRAs, Traditional IRAs, Simplified Employee Pension (SEP) IRAs and TSA, 403(b) transfer Contracts ("90-24 transfers") and Inherited IRAs.

SEPARATE ACCOUNT - Allianz Life Variable Account B is the Separate Account that issues your Contract. It is a separate investment account of Allianz Life. The Separate Account holds the assets invested in the Investment Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

SERVICE CENTER - the Allianz Service Center. Our Service Center address and phone number are listed at the back of this prospectus.

SHORT WITHDRAWAL CHARGE OPTION - an optional benefit that reduces the withdrawal charge period to four years for an additional M&E charge during the first seven Contract Years. The default option is the Standard Option, which carries a seven year withdrawal charge schedule.

STANDARD OPTION - the default withdrawal charge period for this Contract is seven years. There is no additional fee for this option.

TRADITIONAL ANNUITY PAYMENTS - Annuity Payments we make to the Payee based on the Contract Value.


--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

14.   TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
ALLIANZ LIFE..........................................2
EXPERTS...............................................2
LEGAL OPINIONS........................................2
DISTRIBUTOR...........................................2
REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE.....3
FEDERAL TAX STATUS....................................3
    General...........................................3
    Diversification...................................4
    Owner Control.....................................4
    Contracts Owned by Non-Individuals................5
    Income Tax Withholding............................5
    Required Distributions............................5
    Qualified Contracts...............................6
ANNUITY PROVISIONS....................................7
    Annuity Units/Calculating Annuity Payments........7
MORTALITY AND EXPENSE RISK GUARANTEE..................7
FINANCIAL STATEMENTS..................................7

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. PRIVACY NOTICE

A NOTICE ABOUT YOUR NONPUBLIC FINANCIAL AND HEALTH INFORMATION (JANUARY 2006)

PRIVACY NOTICE REVISIONS:
Our privacy and security policies have not changed. However, changes have been made to our privacy notice to make the policies clear.

o The "We Collect Information About You" section now includes a reference to your agent.
o The "We May Disclose Information About You" section has been changed, so that you know when your information may be shared with affiliated or non-affiliated companies.
o We do not sell or disclose your information to anyone for marketing purposes. We have added a section stating this.
o The "Access and/or Correction of Your Information" section has been expanded.

WE CARE ABOUT YOUR PRIVACY!
This notice is required by federal and state privacy laws. It describes the privacy policy of Allianz and its family of companies listed below. Your privacy is a high priority for us. It will be treated with the highest degree of confidentiality. We need to collect certain information from you so that we can provide insurance products to you. We are committed to maintaining the privacy of this information in accordance with law. All persons with access to this information must follow this policy.

WE COLLECT INFORMATION ABOUT YOU. THIS INCLUDES:

o INFORMATION FROM YOU - from forms such as applications, claim forms, or other forms.
o INFORMATION ABOUT YOUR TRANSACTIONS WITH US - such as your account balances and payment history.
o INFORMATION FROM THIRD PARTIES - including your doctor(s) and insurance agent, as well as consumer reporting agencies.

WE MAY DISCLOSE INFORMATION ABOUT YOU:
We disclose information such as your name, address, and policy information:

o TO OUR SERVICE PROVIDERS. Information may be shared with persons or companies who collect premiums, investigate claims or administer benefits.
o TO AFFILIATED AND NONAFFILIATED COMPANIES. Information may be shared with such companies who service your policy(s).
o AS PERMITTED OR REQUIRED BY LAW. Information may be shared with government and law enforcement agencies.
o IN OTHER CIRCUMSTANCES. We provide information to other persons or companies in order to issue or service your policy. These include medical providers, your insurance agent, and consumer reporting agencies. Consumer reporting agencies may retain your information and disclose it to others.

WE DO NOT DISCLOSE YOUR INFORMATION FOR MARKETING PURPOSES: For this reason, no "opt-in" or "opt-out" election is required.

CONFIDENTIALITY AND SECURITY OF YOUR INFORMATION:
We protect your information. The only persons who have access to your information are those who must have it to provide our products and services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information.

INFORMATION ABOUT OUR FORMER CUSTOMERS:
We secure the information we retain about our former customers. Any disclosure of that information must be as described in this notice. We do not disclose information about our former customers except as allowed or required by law.

ACCESS AND/OR CORRECTION OF YOUR INFORMATION:
You have a right to access and request correction of your information that is retained by us. Such requests must be made to us in writing. We will respond to your request within 30 days. Access rights do not apply to information collected for (1) claim process; or (2) civil or criminal proceedings.

NOTIFICATION OF CHANGE:
If we revise our privacy practices in the future, we will notify you prior to the changes.

ALLIANZ CONTACT INFORMATION:
If you have any questions or concerns about our privacy policies or procedures, please call the Corporate Compliance Department at 800.328.5600, write us at the following address, or visit www.allianzlife.com.

    Allianz Life Insurance Company of North America
    PO Box 1344
    Minneapolis, MN 55440-1344


ALLIANZ FAMILY OF COMPANIES:

o   Allianz Life Insurance Company of North America
o   Allianz Life Financial Services, LLC
o   Allianz Individual Insurance Group, LLC
o   USAllianz Securities, Inc.
o   Questar Capital Corporation

                                                               M40018 (R-1/2006)
--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPENDIX A - ANNUAL OPERATING EXPENSES FOR EACH
      INVESTMENT OPTION


This table describes, in detail, the annual expenses for each of the Investment Options. We show the expenses as a percentage of an Investment Option's average daily net assets for the most recent calendar year. Except for the AZL Funds and the PIMCO VIT portfolios, neither the Investment Options nor their advisers are affiliated with Allianz Life. Expenses may vary in current and future years. See the Investment Option prospectuses for further information regarding the expenses you may expect to pay.


                                     ANNUAL OPERATING EXPENSES BEFORE FEE WAIVERS OR EXPENSE
                                                         REIMBURSEMENTS
                                     ---------------------------------------------------------
INVESTMENT OPTION                    MANAGEMENT RULE         SERVICE   OTHER         TOTAL     AMOUNT OF   TOTAL ANNUAL
                                                                                                             OPERATING
                                                                                                             EXPENSES
                                                                                                               AFTER
                                                                                              CONTRACTUAL  SCONTRACTUAL
                                                                                              FEE WAIVERS   FEE WAIVERS
                                                12B-1                                             AND       OR EXPENSE
                                        FEES      FEES*       FEES      EXPENSES              REIMBURSEMENTREIMBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
AZL AIM Basic Value Fund(1)              .75%       .25%         -         .20%       1.20%          -%         1.20%
-------------------------------------------------------------------------------------------------------------------------
AZL AIM International Equity Fund(1)    .90        .25           -        .35        1.50          .05          1.45
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
AZL ColumbiaTechnology Fund(1)          .84        .25           -        .26        1.35            -          1.35
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
AZL Davis NY Venture Fund - Class       .75          -           -        .20         .95            -           .95
1(1),(8),(9)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Davis NY Venture Fund - Class       .75        .25           -        .20        1.20            -          1.20
2(1),(8)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Davis VA Financial Portfolio(7)         .75          -           -        .10         .85            -           .85
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Dreyfus Founders Equity Growth      .80        .25           -        .17        1.22          .02          1.20
Fund(1)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value     .90          -           -        .27        1.17          .02          1.15
Fund - Class 1(1),(8),(9)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Dreyfus Premier Small Cap Value     .90        .25           -        .27        1.42          .07          1.35
Fund - Class 2(1),(8)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Dreyfus IP Small Cap Stock Index        .35        .25           -          -         .60            -           .60
Portfolio - Service Shares
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund, Inc. -        .25        .25           -        .02         .52            -           .52
Service Shares
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Franklin Small Cap Value Fund(1)    .75        .25           -        .15        1.15            -          1.15
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Franklin Global Communications          .58        .25           -        .07         .90            -           .90
Securities Fund - Class 2(2),(3)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Franklin Growth and Income              .48        .25           -        .03         .76            -           .76
Securities Fund - Class 2(2),(3)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Franklin High Income Fund - Class       .56        .25           -        .04         .85            -           .85
2(2),(3)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund -       .46        .25           -        .02         .73            -           .73
Class 2(2),(3)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Franklin Large Cap Growth               .73        .25           -        .03        1.01            -          1.01
Securities Fund - Class 2(2),(3)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Franklin U.S. Government Fund -         .49        .25           -        .03         .77            -           .77
Class 2(2),(3)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Franklin Zero Coupon Fund 2010 -        .62          -           -        .07         .69            -           .69
Class 1(3)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Mutual Discovery Securities Fund -      .80        .25           -        .23        1.28            -          1.28
Class 2(2)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -         .60        .25           -        .18        1.03            -          1.03
Class 2(2)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund -     .65        .25           -        .17        1.07          .05          1.02
Class 2(2),(4)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -      .75        .25           -        .07        1.07            -          1.07
Class 2(2),(3)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Jennison 20/20 Focus Fund(1)        .80        .25           -        .17        1.22          .02          1.20
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Jennison Growth Fund(1)             .80        .25           -        .23        1.28          .08          1.20
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Legg Mason Growth Fund(1)           .85        .25           -        .21        1.31          .01          1.30
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Legg Mason Value Fund(1)            .75        .25           -        .20        1.20            -          1.20
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Neuberger Berman Regency            .75        .25           -        .30        1.30            -          1.30
Fund(1),(6)
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
AZL OCC Opportunity Fund(1)             .85        .25           -        .25        1.35            -          1.35
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
AZL OCC Renaissance Fund(1)             .75        .25           -        .19        1.19            -          1.19
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL OCC Value Fund(1)                   .75        .25           -        .20        1.20            -          1.20
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

                                       77

                                     ANNUAL OPERATING EXPENSES BEFORE FEE WAIVERS OR EXPENSE
                                                         REIMBURSEMENTS
                                     ---------------------------------------------------------
INVESTMENT OPTION                    MANAGEMENT RULE         SERVICE   OTHER         TOTAL     AMOUNT OF   TOTAL ANNUAL
                                                                                                             OPERATING
                                                                                                             EXPENSES
                                                                                                               AFTER
                                                                                              CONTRACTUAL  SCONTRACTUAL
                                                                                              FEE WAIVERS   FEE WAIVERS
                                                12B-1                                             AND       OR EXPENSE
                                        FEES      FEES*       FEES      EXPENSES              REIMBURSEMENTREIMBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
OpCap Mid Cap Portfolio(10)             .80          -           -        .74        1.54          .47          1.07
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Oppenheimer Developing             1.25        .25           -        .20        1.70          .05          1.65
Markets Fund(1),(6)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Oppenheimer Global Fund -           .90          -           -        .30        1.20            -          1.20
Class 1(1),(8),(9)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Oppenheimer Global Fund - Class     .90        .25           -        .30        1.45            -          1.45
2(1),(8)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Oppenheimer International           .84        .25           -        .42        1.51          .06          1.45
Growth Fund(1)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Oppenheimer Main Street Fund -      .80          -           -        .23        1.03          .08           .95
Class 1(1),(8),(9)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Oppenheimer Main Street Fund -      .80        .25           -        .23        1.28          .08          1.20
Class 2(1),(8)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL PIMCO Fundamental IndexPLUS         .75        .25           -        .20        1.20            -          1.20
Total Return Fund(1),(6)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio -         .20          -         .15        .86        1.21            -          1.21
Admin. Class(5),(7)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn           .49          -         .15        .94        1.58            -          1.58
Strategy Portfolio - Admin.
Class(5),(7)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond         .45          -         .15        .41        1.01            -          1.01
Portfolio - Admin. Class(5),(7)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond Portfolio         .25          -         .15        .50         .90            -           .90
(Unhedged) - Admin. Class(7)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
PIMCO VIT High Yield Portfolio -        .25          -         .15        .35         .75            -           .75
Admin. Class(7)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio -       .25          -         .15        .26         .66            -           .66
Admin. Class(7)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio -      .25          -         .15        .25         .65            -           .65
Admin. Class(7)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Money Market Fund(1)                .35        .25           -        .14         .74            -           .74
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Salomon Brothers Large Cap          .80        .25           -        .16        1.21          .01          1.20
Growth Fund(1)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Salomon Brothers Small Cap          .85        .25           -        .25        1.35            -          1.35
Growth Fund(1)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Van Kampen Aggressive Growth        .90        .25           -        .18        1.33          .03          1.30
Fund(1)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Van Kampen Comstock Fund(1)         .74        .25           -        .20        1.19            -          1.19
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Van Kampen Emerging Growth          .85        .25           -        .17        1.27          .07          1.20
Fund(1)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Van Kampen Equity and Income        .75        .25           -        .19        1.19            -          1.19
Fund(1)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Van Kampen Global Franchise         .95        .25           -        .23        1.43            -          1.43
Fund(1)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Van Kampen Global Real Estate       .90        .25           -        .20        1.35            -          1.35
Fund(1),(6)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Van Kampen Growth and Income        .76        .25           -        .19        1.20            -          1.20
Fund(1)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
AZL Van Kampen Mid-Cap Growth           .83        .25           -        .22        1.30            -          1.30
Fund(1)
-------------------------------------------------------------------------------------------------------------------------

* The 12b-1 fees cover certain distribution and shareholder support services provided by the companies selling Contracts. Our principal underwriter, Allianz Life Financial Services, LLC, will receive 12b-1 fees, except for those classes of shares that do not pay a 12b-1 fee, as identified in footnote (8).

(1) Allianz Life Advisers, LLC ("AZL"), the Investment Option's investment adviser, and the Investment Option have entered into a written contract limiting operating expenses to the "after waiver" amount listed above through May 1, 2007. The Investment Option is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Investment Option to exceed the expense limitation noted above. The Investment Option's ability to reimburse AZL in this manner only applies to fees paid or reimbursement made by AZL within the previous three years.
(2) While the maximum amount payable under the Fund's class Rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Board has set the current rate at 0.25% per year.
(3) The Fund administration fee is paid indirectly through the management fee.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

                                       78

(4) For the Templeton Foreign Securities Fund, the manager has agreed in advance to make an estimated reduction of 0.05% in their fees to reflect reduced services resulting from the Investment Options' investment in a Franklin Templeton money fund for cash management. The reduction is not voluntary and is required by the Investment Options' Board of Trustees and an exemptive order of the Securities and Exchange Commission.
(5) Contractual fee waivers and reimbursements applicable to the PIMCO VIT All Asset, CommodityRealReturn Strategy and the Emerging Markets Bond Portfolios for the calendar year ending 12/31/05 were .01%, .68% and .01% respectively, resulting in total annual operating expenses after waivers and reimbursements of 1.20%, .90% and 1.00% respectively. Please see the Investment Option prospectuses for further information regarding the Investment Option expenses you may pay for the current fiscal year.
(6) The AZL Neuberger Berman Regency Fund, AZL Oppenheimer Developing Markets Fund, AZL PIMCO Fundamental IndexPLUS Total Return Fund and the AZL Van Kampen Global Real Estate Fund commenced operations as of May 1, 2006. The expenses shown above for these Investment Options are estimated for the current calendar year.
(7) We may enter into certain arrangements under which we, or our affiliate Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, are compensated by the Investment Options' advisers, distributors and/or affiliates for the administrative services and benefits which we provide to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options of other investment portfolios from contracts that we issue or administer. Some advisers may pay us more or less than others, however, the maximum fee that we currently receive is 0.25% of the average aggregate amount invested by us in the Investment Options on a monthly basis.
(8) The AZL Davis NY Venture Fund, AZL Dreyfus Premier Small Cap Value Fund, AZL Oppenheimer Global Fund, and the AZL Oppenheimer Main Street Fund each have Class 1 shares and Class 2 shares. Class 2 shares of each Fund pay a 12b-1 fee of up to 0.25% of its average daily assets. Class 1 shares do not pay a 12b-1 fee.
(9) Not currently available.
(10) OpCap Advisors has contractually agreed to reduce the total annual portfolio operating expenses to the extent they would exceed 1.00% of the Portfolio's average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2015.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

This table describes, in detail, the annual expenses for each of the AZL FusionPortfolios. We show the expenses as a percentage of an Investment Option's average daily net assets. The underlying funds may pay 12b-1 fees to the distributor of the Contracts for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the AZL FusionPortfolios, and the AZL FusionPortfolios do not pay service fees or 12b-1 fees. The underlying funds of the AZL FusionPortfolios may pay service fees to the insurance companies issuing variable contracts, or their affiliates, for providing customer service and other administrative services to contract purchasers. The amount of such service fees may vary depending on the underlying fund.

                               ANNUAL INVESTMENT OPTION OPERATING
                                 EXPENSES BEFORE FEE WAIVERS OR
                                     EXPENSE REIMBURSEMENTS
                              --------------------------------------
INVESTMENT OPTION             MANAGEMENT RULE    OTHER       TOTAL   UNDERLYING TOTAL        AMOUNT OF     TOTAL ANNUAL
                                                                                                           OPERATING
                                                                                                            EXPENSES
                                                                                                             AFTER
                                                                    FUND                   CONTRACTUAL    CONTRACTUAL
                                                                    EXPENSES   ANNUAL      FEE WAIVERS    FEE WAIVERS
                                        12B-1                       AND 12B-1  OPERATING       AND         OR EXPENSE
                                FEES     FEES*   EXPENSES             FEES**    EXPENSES  REIMBURSEMENTS REIMBURSEMENTS
                              ------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AZL Fusion Balanced              .20%      -%       .30%     .50%      1.02%      1.52%         .20%          1.32%
Fund(1),(2)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AZL Fusion Growth Fund(1),(2)   .20       -        .18      .38       1.19       1.57          .08           1.49
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
AZL Fusion Moderate             .20       -        .22      .42       1.10       1.52          .12           1.40
Fund(1),(2)
------------------------------------------------------------------------------------------------------------------------

* The 12b-1 fees cover certain distribution and shareholder support services provided by the companies selling Contracts. Our principal underwriter, Allianz Life Financial Services, LLC, will receive 12b-1 fees.

** These expenses include an arithmetic average of the expenses and 12b-1 fees of the underlying funds.

(1) Allianz Life Advisers, LLC ("AZL"), the Investment Option's investment adviser, and the Investment Option have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.30% through at least May 1, 2007. The operating expenses covered by the expense limitation include fees deducted from Fund assets such as audit fees and payments to outside trustees. The Investment Option is authorized to reimburse AZL for management fees previously waived and/or for the cost of Other Expenses paid by AZL provided that such reimbursement will not cause the Investment Option to exceed the expense limitations in the agreement. The Manager may request and receive reimbursement of fees waived or limited and other reimbursements made by the Manager. Any reimbursement to the Manager must be made not more than three years from the calendar year in which the corresponding reimbursement to the Investment Option was made.
(2) Persons with Contract Value allocated to the AZL FusionPortfolios will also indirectly pay the expenses of the underlying funds. The underlying fund fees and expenses, ranging from 1.02% to 1.19% after contractual fee waivers and reimbursements are an estimate computed by determining the arithmetic average of the expense ratios of the underlying funds that are available for each Investment Option to purchase. The AZL FusionPortfolios, at the discretion of the Manager, may assign larger weightings to certain funds and may invest in underlying funds not included in this calculation. The range of fees for the underlying funds before contractual fee waivers and reimbursements of the Fund is from 0.65% to 1.58%.
    These expenses will vary, depending upon the allocation of assets to individual underlying funds. In addition, it can be expected that underlying funds may be added or deleted as investments, with a resulting change in expenses. The investment advisers to the underlying funds or their affiliates may pay "service fees" to Allianz Life or its affiliates for providing customer service and other administrative services to Contract purchasers. The amount of such fees may vary by underlying fund. The underlying funds may also pay Rule 12b-1 distribution fees to the distributor of the Contracts. The underlying funds do not pay service fees or 12b-1 fees to the AZL FusionPortfolios, and the Portfolios do not pay service fees or 12b-1 fees.


--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

APPENDIX B - PB VALUE CALCULATION EXAMPLES

o You purchase a Contract and add the PRIME Plus Benefit at issue. You are the only Owner.
o You make an initial Purchase Payment of $100,000. You make no other Purchase Payments.
o   The MAV on the ninth Contract Anniversary is $180,000.
o You take a partial withdrawal of $20,000 in the tenth Contract Year when the Contract Value (on the day of but before the partial withdrawal) is $160,000. The withdrawal charge period on the initial Purchase Payment has expired so there is no withdrawal charge on this partial withdrawal. You take no other partial withdrawals.
o   The Contract Value on the eleventh Contract Anniversary is $140,000.
o As of the eleventh Contract Anniversary you have not yet reached your 81st birthday and the Contracts with the PRIME Plus Benefit have not exceeded the limits on volatility or risk that trigger allocation and transfer restrictions under the PRIME Plus Benefit.

On the tenth Contract Anniversary, the PB Value is equal to 1 or 2:
1)  The 7% AIA
    Initial Purchase Payment...............................................................................$100,000.00
    Increased by 7% on the first Contract Anniversary.................................................X           1.07
                                                                                                      ----------------
                                                                                                           $107,000.00
    Increased by 7% on the second Contract Anniversary................................................X           1.07
                                                                                                      ----------------
                                                                                                           $114,490.00

    On the ninth Contract Anniversary, the 7% AIA is:......................................................$183,845.92
    Reduced proportionately by the percentage of Contract Value withdrawn during the tenth Contract Year:  ($20,000 / $160,000) = 0.125 x $183,845.92=......................-  22,980.74
                                                                                                          ------------
                                                                                                           $160,865.18
    Increased by 7% on the tenth Contract Anniversary.................................................X           1.07
                                                                                                      ----------------
                                                                                                           $172,175.74
    Increased by 7% on the eleventh Contract Anniversary..............................................X           1.07
                                                                                                      ----------------
                                                                                                           $184,174.55
    Verifying that the 7% AIA is within the maximum limit:
        2 times Purchase Payments: 2 x $100,000 =..............................$200,000
        Reduced proportionately by the percentage of Contract Value withdrawn:
           ($20,000 / $160,000) = 0.125 x $200,000 =..........................-  25,000
                                                                              ---------
                                                                               $175,000
    Therefore, the 7% AIA on the eleventh Contract Anniversary will be limited to the maximum.................$175,000
                                                                                                              ========
3)  The MAV
    The MAV on the ninth Contract Anniversary.................................................................$180,000
    Reduced proportionately by the percentage of Contract Value withdrawn:
        ($20,000 / $160,000) = 0.125 x $180,000 =............................................................-  22,500
                                                                                                             ---------
                                                                                                              $157,500

The 7% AIA is greater than the MAV on the eleventh Contract Anniversary. However, if you chose to exercise the GMIB on the eleventh Contract Anniversary you may be able choose to set the PB Value equal to either the 7% AIA or the MAV. This is because under the 7% AIA there are fewer available Annuity Options and an Annuity Option available only under the MAV may be more appropriate for your needs. In addition, it is possible that fixed Traditional Annuity Payments based on the $140,000 Contract Value would be more than GMIB Payments based on the MAV or the 7% AIA depending on the current interest rates available at the time of annuitization.

If instead you exercise the GPWB, you can select either the 5% payment option or the 10% payment option. Under the 5% payment option, the PB Value will be the 7% AIA, the PB Value could increase (step up) on every third Contract Anniversary,* the maximum allowable payment will be less than what is available under the 10% payment option, but we will make payments for at least 20 years (assuming no Excess Withdrawals or step ups). Under the 10% payment option the PB Value will be the MAV, step ups are not available, we will make payments for ten years (assuming no Excess Withdrawals), but the maximum allowable payment will be more. Under the GPWB, you would choose the payment option that is most appropriate for your situation.

* Step ups will continue to happen automatically until the earliest of: a) the older Owner's 91st birthday, or b) you exhaust the PB Value.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

                                       81
--------------------------------------------------------------------------------
APPENDIX C - GPWB UNDER THE PRIME PLUS BENEFIT

o On the eleventh Contract Anniversary, you exercise the GPWB and select the 5% payment option with annual payments.
o On the eleventh Contract Anniversary, the PB Value is the 7% AIA, which is $175,000, and your Contract Value is $140,000 (see the example that appears in Appendix B).
o You elect the maximum allowable payment and your annual GPWB Payments are 5% x $175,000 = $8,750. You take no Excess Withdrawals and do not elect to stop your GPWB Payments.

              ----------------------------------------------- ------------ ------------- -------------
                                                               CONTRACT      PB VALUE    GPWB PAYMENT
                                      VALUE
              ----------------------------------------------- ------------ ------------- -------------
              ----------------------------------------------- ------------ ------------- -------------
              On the 11th Contract Anniversary                 $140,000      $175,000       $8,750
              ----------------------------------------------- ------------ ------------- -------------
              ----------------------------------------------- ------------ ------------- -------------
              12th Contract Anniversary                        $144,800      $166,250       $8,750
              ----------------------------------------------- ------------ ------------- -------------
              ----------------------------------------------- ------------ ------------- -------------
              13th Contract Anniversary                        $151,900      $157,500       $8,750
              ----------------------------------------------- ------------ ------------- -------------
              ----------------------------------------------- ------------ ------------- -------------
              14th Contract Anniversary before the step up     $160,000      $148,750       $8,750
              ----------------------------------------------- ------------ ------------- -------------
              ----------------------------------------------- ------------ ------------- -------------
              14TH CONTRACT ANNIVERSARY AFTER THE STEP UP      $160,000      $160,000       $8,750
              ----------------------------------------------- ------------ ------------- -------------
              ----------------------------------------------- ------------ ------------- -------------
              15th Contract Anniversary                        $151,700      $151,250       $8,750
              ----------------------------------------------- ------------ ------------- -------------
              ----------------------------------------------- ------------ ------------- -------------
              16th Contract Anniversary                        $144,300      $142,500       $8,750
              ----------------------------------------------- ------------ ------------- -------------
              ----------------------------------------------- ------------ ------------- -------------
              17th Contract Anniversary before the step up     $132,900      $133,750       $8,750
              ----------------------------------------------- ------------ ------------- -------------
              ----------------------------------------------- ------------ ------------- -------------
              17TH CONTRACT ANNIVERSARY AFTER THE STEP UP      $132,900      $133,750       $8,750
              ----------------------------------------------- ------------ ------------- -------------

o In this example the PB Value was stepped up on the 14th Contract Anniversary because the Contract Value was greater than the PB Value. However, the GPWB Maximum was not stepped up because the current GPWB Maximum ($8,750) was greater than 5% of the increased PB Value (5% x $160,000 = $8,000).
o There was no step up to either the PB Value or the GPWB Payment on the 17th Contract Anniversary in this example because the Contract Value was less than the PB Value.
o If on the 17th Contract Anniversary the Contract Value had grown to $180,000, the remaining PB Value would be stepped up to $180,000. The GPWB Maximum would also be stepped up because 5% of the increased PB Value (5% x $180,000 = $9,000) is greater than the current GPWB Maximum ($8,750), however, you would not be able to increase your GPWB Payments until the 18th Contract Anniversary because we do not automatically increase your GPWB Payments upon a step up.

EXAMPLE OF THE EFFECT OF AN EXCESS WITHDRAWAL ON GPWB PAYMENTS
o Continue the assumptions from the previous example except that you elect to receive $600 per month as your GPWB Payment. If you do not take any Excess Withdrawals you would receive $7,200 of GPWB Payments over the course of each Contract Year without incurring a withdrawal charge.
o Assume the Contract Value on the day of (but before) the Excess Withdrawal is $150,000. The PB Value on the day of (but before) the Excess Withdrawal is $170,200.

IF YOU TAKE A $500 EXCESS WITHDRAWAL IN THE 12TH CONTRACT YEAR AFTER RECEIVING THE EIGHTH MONTHLY GPWB PAYMENT: The total partial withdrawals (GPWB Payments and the Excess Withdrawal) for the Contract Year = $7,200 + $500 = $7,700. Because the total partial withdrawals are less than the $8,750 GPWB Maximum, none of the withdrawals will be subject to the withdrawal charge, and the Excess Withdrawal will reduce both the PB Value and Contract Value by the amount withdrawn ($500). The PB Value after the Excess Withdrawal would be $170,200 - $500 = $169,700.

IF YOU TAKE A $5,000 EXCESS WITHDRAWAL IN THE 12TH CONTRACT YEAR AFTER RECEIVING THE EIGHTH MONTHLY GPWB PAYMENT: The total partial withdrawals for the Contract Year = $7,200 + $5,000 = $12,200. Because the total partial withdrawals are greater than the $8,750 GPWB Maximum, some of the withdrawals will be subject to the withdrawal charge. We determine which withdrawals are subject to the withdrawal charge as follows:

    The GPWB Maximum............................................................................................$8,750
    First eight GPWB Payments..................................................................................- 4,800
                                                                                                               -------
    Remaining GPWB Maximum......................................................................................$3,950
    Portion of the Excess Withdrawal that is subject to the withdrawal charge = $5,000 - $3,950 =...............$1,050
                                                                                                                ======

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

                                       82

When we compute the withdrawal charge we withdraw Purchase Payments on a "first-in-first-out" (FIFO) basis. Your initial Purchase Payment was $100,000 and the withdrawal charge period for this payment has expired. Therefore, there is no withdrawal charge on the Excess Withdrawal.

We will adjust the PB Value for the Excess Withdrawal as follows:
        The PB Value on the day of (but before) the partial withdrawal.....................................$170,200.00
        The amount of the Excess Withdrawal that does not exceed the GPWB Maximum..........................-  3,950.00
        Reduced proportionately by the remaining amount of the Excess Withdrawal's percentage of Contract Value on the day of (but before) the partial withdrawal
            = $1,050 / $150,000 = 0.007 x $170,200 =........................................................- 1,191.40
                                                                                                            ----------
        Remaining PB Value after the Excess Withdrawal.....................................................$165,058.60

                                                                                                           ===========

IN ADDITION, BECAUSE THE EXCESS WITHDRAWAL EXHAUSTS THE GPWB MAXIMUM FOR THE YEAR, THE FOUR REMAINING GPWB PAYMENTS WILL ALSO BE SUBJECT TO A WITHDRAWAL CHARGE. TO AVOID A WITHDRAWAL CHARGE YOU COULD INSTRUCT US TO STOP GPWB PAYMENTS FOR THE REMAINDER OF THE YEAR.

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

APPENDIX D - DEATH BENEFIT CALCULATION EXAMPLES

o You purchase a Contract with an initial Purchase Payment of $100,000. You are the only Owner and are age 69 or younger on the Issue Date. You make no additional Purchase Payments.
o   The MAV on the ninth Contract Anniversary is $180,000.
o You take a partial withdrawal of $20,000 in the tenth Contract Year when the Contract Value on the date of (but before the partial withdrawal) is $160,000. The withdrawal charge period on the initial Purchase Payment has expired so there is no withdrawal charge on this partial withdrawal. You take no other partial withdrawals.
o   The Contract Value on the tenth Contract Anniversary is $140,000.

NOTE: The M&E charges are higher for Contracts with the Enhanced GMDB than for Contracts with the Traditional GMDB. If the differences in these charges were reflected in the assumptions listed above the Contract Values would be lower for Contracts with the Enhanced GMDB than for Contracts with the Traditional GMDB.

TRADITIONAL GMDB:
We calculate the death benefit on the tenth Contract Anniversary as the greater of:
1) Contract Value ............................................................................................$140,000
2) The Traditional GMDB value:
    Total Purchase Payments received..........................................................................$100,000
        Reduced proportionately by the percentage of Contract Value withdrawn: ($20,000 / $160,000) = 0.125 x $100,000 =...............................................- 12,500
                                                                                                              --------
                                                                                                              $ 87,500
Therefore, the death benefit that would be paid out on the tenth Contract
Anniversary is the $140,000 Contract Value.



ENHANCED GMDB:
We calculate the death benefit on the tenth Contract Anniversary as the greater of:
1) Contract Value..........................................................................................$140,000.00
2) The 3% AIA:
    Initial Purchase Payment...............................................................................$100,000.00
        Increased by 3% on the first Contract Anniversary.............................................X           1.03
                                                                                                      ----------------
                                                                                                           $103,000.00
        Increased by 3% on the second Contract Anniversary............................................X           1.03
                                                                                                      ----------------
                                                                                                           $106,090.00
        Increased by 3% on the third Contract Anniversary.............................................X           1.03
                                                                                                      ----------------
                                                                                                           $109,272.70
        On the ninth Contract Anniversary the 3% AIA is....................................................$130,477.32
           Reduced proportionately by the percentage of Contract Value withdrawn:
                ($20,000 / $160,000) = 0.125 x $130,477.32 =.............................................-   16,309.66
                                                                                                         -------------
                                                                                                           $114,167.65
        Increased by 3% on the tenth Contract Anniversary.............................................X           1.03
                                                                                                      ----------------
                                                                                                           $117,592.68
        Verifying that the 3% AIA is within the maximum limit:
           1.5 times Purchase Payments: 1.5 x $100,000 =................................$150,000
           Reduced proportionately by the percentage of Contract Value withdrawn:
                ($20,000 / $160,000) = 0.125 x $150,000 =..............................-  18,750
                                                                                       ---------
                                                                                       .$131,250
3) The MAV:
    The MAV on the ninth Contract Anniversary.................................................................$180,000
        Reduced proportionately by the percentage of Contract Value withdrawn:
            ($20,000 / $160,000) = 0.125 x $180,000 =.......................................................-   22,500
                                                                                                            ----------
                                                                                                              $157,500
Therefore, the death benefit that would be paid out on the tenth Contract
Anniversary is the $157,500 MAV.



--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

A Statement of Additional Information (SAI) dated the same date as this prospectus includes additional information about the annuity offered by this prospectus. The SAI is incorporated by reference into this prospectus. The SAI is filed with the SEC and is available without charge by contacting us at the phone number or address listed below. The table of contents of the SAI appears before the Privacy Notice in this prospectus.

In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we will provide you with certain personalized illustrations upon request and free of charge. You can request illustrations by contacting your registered representative. Illustrations demonstrate how your Contract Value, cash surrender value, death benefits, and (if applicable) the PB Value under the GMIB and/or GPWB change based on the investment experience of the Investment Options or the hypothetical rate of return. The illustrations are hypothetical and may not be used to project or predict investment results.

You can also review and copy information about us, the Separate Account, the prospectus and the SAI at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 551-8090.

The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC's website. If you do not have access to the website you can get copies of information from the website upon payment of a duplication fee by writing to:
    PUBLIC REFERENCE SECTION OF THE COMMISSION
    100 F Street NE
    Washington, DC 20549

You can contact us at:
    ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
    5701 Golden Hills Drive
    Minneapolis, MN 55416
    (800) 624-0197

If you need service (such as changes in Contract information, inquiry into Contract Values, to request a withdrawal, etc.), please contact our Service
Center:
    ALLIANZ SERVICE CENTER
    P.O. Box 1122
    Southeastern, PA 19398-1122
    (800) 624-0197

--------------------------------------------------------------------------------
 The Allianz Elite(SM) Variable Annuity Contract*Prospectus*September 25, 2006
--------------------------------------------------------------------------------

                                       1
                       STATEMENT OF ADDITIONAL INFORMATION
                                 ALLIANZ ELITESM
                       INDIVIDUAL LIMITED PURCHASE PAYMENT
                       VARIABLE DEFERRED ANNUITY CONTRACT
                                    ISSUED BY
            ALLIANZ LIFE(R) VARIABLE ACCOUNT B (THE SEPARATE ACCOUNT)
                                       AND
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                           (ALLIANZ LIFE, WE, US, OUR)


                               SEPTEMBER 25, 2006


This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus for the Contract, which is dated the same date as this SAI. Definitions of capitalized terms can be found in the glossary in the prospectus. The prospectus is incorporated in this SAI by reference.

The prospectus for the Contract concisely sets forth information that a prospective investor ought to know before investing. For a copy of the Contract's prospectus, call or write us at:
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                             5701 Golden Hills Drive
                              Minneapolis, MN 55416
                                 (800) 624-0197

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
      ALLIANZ LIFE...............................................2
      EXPERTS 2
      LEGAL OPINIONS.............................................2
      DISTRIBUTOR................................................2
      REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE..........3
      FEDERAL TAX STATUS.........................................3
         GENERAL.................................................3
         DIVERSIFICATION.........................................4
         OWNER CONTROL...........................................4
         CONTRACTS OWNED BY NON-INDIVIDUALS......................5
         INCOME TAX WITHHOLDING..................................5
         REQUIRED DISTRIBUTIONS..................................5
         QUALIFIED CONTRACTS.....................................6
      ANNUITY PROVISIONS.........................................7
         ANNUITY UNITS/CALCULATING ANNUITY PAYMENTS..............7
      MORTALITY AND EXPENSE RISK GUARANTEE.......................7
      FINANCIAL STATEMENTS.......................................7



                                                                    ELTSAI-0906
--------------------------------------------------------------------------------
The Allianz Elite(SM) Variable Annuity Contract*SAI*September 25, 2006
--------------------------------------------------------------------------------

ALLIANZ LIFE
Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. We are a subsidiary of Allianz of America, Inc.
(AZOA), a financial holding company. AZOA is a subsidiary of Allianz Aktiengesellschaft Holding (Allianz AG), a provider of integrated financial services. Allianz AG is headquartered in Munich, Germany, and has sales outlets throughout the world. We offer fixed and variable annuities, individual and group life insurance, long-term care insurance, and health insurance products.

Allianz Life does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life in effect acts as self custodian for the non-certificated shares we own through the Separate Account.


EXPERTS
The financial statements of Allianz Life Variable Account B as of and for the year ended December 31, 2005 (including the statements of changes in net assets for each of the years or periods in the two year period then ended) and the consolidated financial statements of Allianz Life as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, included in this SAI have been audited by KPMG LLP, independent registered public accounting firm, as indicated in their report included in this SAI and are included herein in reliance upon such reports and upon the authority of said firm as experts in accounting and auditing. The principal business address of KPMG LLP is 4200 Wells Fargo Center, Minneapolis, MN.


As discussed in note 2 to the consolidated financial statements of Allianz Life, Allianz Life changed its method of accounting for non-traditional long-duration insurance contracts in 2004.

This SAI also contains unaudited financial statements of Allianz Life Variable Account B as of and for the period ended June 30, 2006 (including the Statement of Changes in Net Assets for the six month period ended June 30, 2006 and for the year ended December 31, 2005).

LEGAL OPINIONS
Stewart D. Gregg, Senior Securities Counsel of Allianz Life, has provided legal advice on certain matters in connection with the issuance of the Contracts.

DISTRIBUTOR
Allianz Life Financial Services, LLC (Allianz Life Financial (previously USAllianz Investor Services, LLC)), a wholly owned subsidiary of Allianz Life Insurance Company of North America, acts as the distributor. Allianz Life Financial does not sell the Contracts on a retail basis. Rather, Allianz Life Financial enters into selling agreements with other third-party broker/dealers registered under the Securities Exchange Act of 1934 (selling firms) for the sale of the Contracts. The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

We pay commissions for sales of the Contracts. Allianz Life Financial passes through most of the commissions it receives to selling firms for their sales. Allianz Life Financial received sales compensation with respect to the Contracts issued under Allianz Life Variable Account B in the following amounts during the last three calendar years:

                 ------------- ---------------------------------- --------------------------------------
                 ------------   AGGREGATE AMOUNT OF COMMISSIONS      AGGREGATE AMOUNT OF COMMISSIONS
                   CALENDAR                 PAID TO                RETAINED BY ALLIANZ LIFE FINANCIAL
                     YEAR           ALLIANZ LIFE FINANCIAL           AFTER PAYMENTS TO SELLING FIRMS
                 ------------- ---------------------------------- --------------------------------------
                 ------------- ---------------------------------- --------------------------------------
                     2003             $129,768,725.25                              $0
                 ------------- ---------------------------------- --------------------------------------
                 ------------- ---------------------------------- --------------------------------------
                     2004             $229,502,300.90                              $0
                 ------------- ---------------------------------- --------------------------------------
                 ------------- ---------------------------------- --------------------------------------
                     2005             $232,330,089.74                              $0
                 ------------- ---------------------------------- --------------------------------------

We may fund Allianz Life Financial's operating and other expenses including: overhead; legal and accounting fees; registered representative training; deferred compensation and insurance benefits for registered representatives; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. We also pay for Allianz Life Financial's operating and other expenses, including overhead, legal and accounting fees.

As described above, Allianz Life Financial sells its Contracts primarily through "wholesaling", in which Allianz Life Financial sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, Allianz Life Financial has agreements with approximately 1,200 retail broker/dealers to sell its Contracts. All of the broker/dealer firms except two are non-affiliated. As described in the prospectus, Allianz Life Financial may pay marketing support payments to certain of these firms for providing marketing support services in the sale of the Contracts. Currently, Allianz Life Financial makes marketing support payments to approximately 40-45 firms. These payments vary in amount. In

--------------------------------------------------------------------------------
The Allianz Elite(SM) Variable Annuity Contract*SAI*September 25, 2006
--------------------------------------------------------------------------------

2005, the five firms receiving the largest payments, ranging from $300,846 to $1,163,541, are listed below. Marketing support payments may also be made to managers of Investment Options or their affiliates for providing Investment Option information and marketing support.

  FIRM NAME
------------------------------
------------------------------
  AIG Advisor Group
  H D Vest Investments
  Linsco/Private Ledger
  National Planning Holdings
  Raymond James

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE
We may reduce or eliminate the amount of the withdrawal charge on the Contracts when Contract sales are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. We will determine the entitlement to a reduction of the withdrawal charge after examination of the following factors:
o   the size of the group;
o the total amount of Purchase Payments expected to be received from the group;
o the nature of the group for which the Contracts are purchased, and the persistency expected in that group (for example, the expectation that the Owners will continue to hold the Contracts for a certain period of time);
o the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and
o any other circumstances which we believe to be relevant to determining whether reduced sales or administrative expenses may be expected.

None of these reductions are contractually guaranteed. We may eliminate the withdrawal charge when the Contracts are issued to an officer, director or employee of Allianz Life or any of its affiliates. We may reduce or eliminate the withdrawal charge when the Contract is sold by a registered representative appointed with Allianz Life to any members of his or her immediate family and the commission is waived. In no event will any reduction or elimination of the withdrawal charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

FEDERAL TAX STATUS
NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON OUR UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. WE CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. WE DO NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED HEREIN MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

GENERAL
Section 72 of the Internal Revenue Code of 1986, as amended (the Code) governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as Annuity Payments. For a lump sum payment received as a full withdrawal (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract (your investment). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. A partial withdrawal results in tax on any gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any charges, and the Contract's cash basis). Lump sum withdrawals, whether partial or full, may also be subject to a penalty tax equal to 10% of the taxable amount.

For Annuity Payments, the portion of each payment included in income equals the excess of the payment over the exclusion amount. The exclusion amount for Annuity Payments based on a variable Annuity Option is determined by dividing the investment in the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid (which is determined by Treasury Regulations). The exclusion amount for Annuity Payments based on a fixed Annuity Option is determined by multiplying the

--------------------------------------------------------------------------------
The Allianz Elite(SM) Variable Annuity Contract*SAI*September 25, 2006
--------------------------------------------------------------------------------

Annuity Payment by the ratio that the investment in the Contract (adjusted for any period certain or refund guarantee) bears to the expected return under the Contract. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the excludable amounts equal the investment in the Contract) are fully taxable. The taxable portion of an Annuity Payment is taxed at ordinary income tax rates. Partial Annuitizations are taxed as partial withdrawals, not as Annuity Payments, until the entire Contract Value has been applied to Annuity Payments. For certain types of Qualified Contracts there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us, and its operations form a part of Allianz Life.

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

DIVERSIFICATION
Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department (Treasury Department). Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract before the receipt of Annuity Payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts, such as the Contract, meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued regulations (Treas. Reg. 1.817-5) which established diversification requirements for the Investment Options underlying variable contracts such as the Contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under these regulations, an Investment Option will be deemed adequately diversified if:

o no more than 55% of the value of the total assets of the Investment Option is represented by any one investment;
o no more than 70% of the value of the total assets of the Investment Option is represented by any two investments;
o no more than 80% of the value of the total assets of the Investment Option is represented by any three investments; and
o no more than 90% of the value of the total assets of the Investment Option is represented by any four investments.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

We intend that all Investment Options underlying the Contracts will be managed by the investment advisers in such a manner as to comply with these diversification requirements.

OWNER CONTROL
The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account, supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among the investment divisions of the

--------------------------------------------------------------------------------
The Allianz Elite(SM) Variable Annuity Contract*SAI*September 25, 2006
--------------------------------------------------------------------------------

Separate Account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets supporting the Contract.

CONTRACTS OWNED BY NON-INDIVIDUALS
Under Section 72(u) of the Code, the investment earnings on Purchase Payments for the Contracts will be taxed currently to the Owner if the Owner is a non-individual, for example, a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to Contracts held by a trust or other entity as an agent for an individual or to Contracts held by qualified retirement plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-individual.

INCOME TAX WITHHOLDING
All distributions or the portion thereof which is included in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Certain distributions from retirement plans qualified under Section 401 or
Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or Individual Retirement Annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:

o a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of 10 years or more; or
o   distributions which are required minimum distributions; or
o the portion of the distributions not included in gross income (for example, returns of after-tax contributions); or
o   hardship withdrawals.

Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

REQUIRED DISTRIBUTIONS
In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner. Specifically, with regard to this Contract,
Section 72(s) requires that:
o if any Owner dies on or after the Income Date, but before the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and
o if any Owner dies before the Income Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death.

These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner. If the Owner is a non-individual, then the death or change of an Annuitant is treated as the death of the Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

--------------------------------------------------------------------------------
The Allianz Elite(SM) Variable Annuity Contract*SAI*September 25, 2006
--------------------------------------------------------------------------------

QUALIFIED CONTRACTS
The Contract is designed to be suitable for use under various types of qualified plans. Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Contract varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

General descriptions of the types of qualified plans with which the Contracts may be used can be found in the prospectus. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice before purchasing a Contract issued under a qualified plan.

On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by us in connection with qualified plans will utilize annuity tables that do not differentiate on the basis of sex. These annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Qualified plans include special provisions restricting Contract provisions that may otherwise be available and described in this SAI. Generally, Contracts issued pursuant to qualified plans are not transferable except upon withdrawal or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to withdrawals from Qualified Contracts.

Many withdrawals from Qualified Contracts can be rolled over to an IRA or another qualified retirement plan. If you receive a withdrawal from a Qualified Contract that could be rolled over and you do not elect to make a direct rollover of that amount to an IRA or qualified plan, 20% of the taxable amount must by law be withheld by us for taxes. In situations where this mandatory tax withholding does not apply, other tax amounts may be withheld unless you elect out of the withholding. You may request more detailed information about income tax withholding at the time of a withdrawal. For more information see prospectus section 8, Taxes - Distributions - Qualified Contracts.

PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. However, the Code places limitations and restrictions on all plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. Participant loans are not allowed under the Contracts purchased in connection with these plans. For more information see prospectus section 8, Taxes - Qualified Contracts.

Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment. We may choose not to allow pension or profit-sharing plans to purchase this Contract.


--------------------------------------------------------------------------------
The Allianz Elite(SM) Variable Annuity Contract*SAI*September 25, 2006
--------------------------------------------------------------------------------

ANNUITY PROVISIONS We base monthly Annuity Payments upon:

o whether you request fixed Annuity Payments, variable Annuity Payments, or a combination of both fixed and variable Annuity Payments;
o the adjusted Contract Value (less any deduction we make to reimburse us for premium tax) on the Income Date;
o   the Annuity Option you select;
o   the age of the Annuitant and any joint Annuitant; and
o   the sex of the Annuitant and any joint Annuitant where allowed.

We guarantee fixed Annuity Payments as to dollar amount and the amount does not vary with the investment experience of an Investment Option. If you request fixed Annuity Payments, the amount of adjusted Contract Value (less any deduction we make to reimburse us for premium tax) that you apply to fixed Annuity Payments will be placed in our general account and it will not participate in the investment experience of the Investment Options.

Variable payouts are not predetermined as to dollar amount and will vary in amount with the investment experience of the Investment Option(s) you select. We use Annuity Units to determine the amount of any variable Traditional Annuity Payments you elect to receive.

ANNUITY UNITS/CALCULATING ANNUITY PAYMENTS
The first Annuity Payment is equal to the amount of Contract Value you are applying to variable Annuity Payments on the Income Date (less any deductions we make to reimburse us for premium tax), divided first by $1,000 and then multiplied by the appropriate variable annuity payout factor for each $1,000 of value for the Annuity Option you selected.

We will then purchase a fixed number of Annuity Units on the Income Date for each subaccount of the Investment Options you select. We do this by dividing the amount of the first Annuity Payment among the subaccounts for your selected Investment Options according to your most recent allocation instructions. We then divide the amount in each subaccount by the Annuity Unit value for each subaccount on the Income Date.

We determine the Annuity Unit value on each Business Day as follows:
o multiply the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the current Business Day; and
o   divide by the assumed net investment factor for the current Business Day.

The assumed net investment factor for the current Business Day is one plus the annual AIR adjusted to reflect the number of calendar days that have elapsed since the immediately preceding Business Day. We will allow an AIR of 3%, 5% or 7% based on your selection and applicable law.

Thereafter, the number of Annuity Units in each subaccount generally remains unchanged unless you make a transfer. However, the number of Annuity Units will change if Annuity Option 3 is in effect, one Annuitant dies, and the Owner requests Annuity Payments at 75% or 50% of the previous payment amount. All calculations will appropriately reflect the payment frequency you selected.

The Annuity Payment on each subsequent payment date is equal to the sum of the Annuity Payments for each subaccount. We determine the Annuity Payment for each subaccount by multiplying the number of Annuity Units allocated to the subaccount by the Annuity Unit value for that subaccount on the payment date.

MORTALITY AND EXPENSE RISK GUARANTEE
Allianz Life guarantees that the dollar amount of each Annuity Payment after the first Annuity Payment will not be affected by variations in mortality and expense experience.


FINANCIAL STATEMENTS
The audited consolidated financial statements of Allianz Life as of and for the year ended December 31, 2005, included herein should be considered only as bearing upon the ability of Allianz Life to meet its obligations under the Contracts. The audited financial statements of the Separate Account as of and for the year ended December 31, 2005 and the unaudited financial statements of the Separate Account as of and for the period ended June 30, 2006 are also included herein.


--------------------------------------------------------------------------------
The Allianz Elite(SM) Variable Annuity Contract*SAI*September 25, 2006
--------------------------------------------------------------------------------